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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

MEMBERS Mutual Funds
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

MEMBERS(R) Mutual Funds

Annual Report
October 31, 2010

CONSERVATIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

AGGRESSIVE ALLOCATION FUND

CASH RESERVES FUND

BOND FUND

HIGH INCOME FUND

DIVERSIFIED INCOME FUND

EQUITY INCOME FUND

LARGE CAP VALUE FUND

LARGE CAP GROWTH FUND

MID CAP FUND

SMALL CAP FUND

INTERNATIONAL STOCK FUND

This material is for reporting purposes only and shall not be used in connection with a solicitation, offer or any proposed sale of securities unless preceded or accompanied by a prospectus.

MEMBERS Mutual Funds | October 31, 2010
Table of Contents
Management’s Discussion of Fund Performance
Economic Overview	2
Outlook	3
Conservative Allocation Fund	4
Moderate Allocation Fund	6
Aggressive Allocation Fund	8
Cash Reserves Fund	10
Bond Fund	12
High Income Fund	14
Diversified Income Fund	16
Equity Income Fund	18
Large Cap Value Fund	20
Large Cap Growth Fund	22
Mid Cap Fund	24
Small Cap Fund	26
International Stock Fund	28
Notes to Management’s Discussion of Fund Performance	30
Benchmark Descriptions	31
Portfolios of Investments
Conservative Allocation Fund	32
Moderate Allocation Fund	33
Aggressive Allocation Fund	34
Cash Reserves Fund	35
Bond Fund	36
High Income Fund	39
Diversified Income Fund	43
Equity Income Fund	46
Large Cap Value Fund	48
Large Cap Growth Fund	49
Mid Cap Fund	50
Small Cap Fund	51
International Stock Fund	53
Financial Statements
Statements of Assets and Liabilities	56
Statements of Operations	60
Statements of Changes in Net Assets	62
Financial Highlights	68
Notes to Financial Statements	87
Report of Independent Registered Public Accounting Firm	103
Other Information	104
Trustees and Officers	109

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your financial advisor or from MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-877-6089 or visit our website at www.membersfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

MEMBERS Mutual Funds | October 31, 2010

Management’s Discussion of Fund Performance

ECONOMIC OVERVIEW

Perhaps the best one-word characterization of the economic mood as this twelve-month period ended would be "uncertainty." Uncertainty regarding future tax rates, employment costs, and sales growth clearly impacted businesses and consumers during the trailing period. Given these uncertainties, few businesses were willing to commit to expanded payrolls or expanded facilities, while investors continued to show a preference for the perceived safety of bonds over stocks.

While the consensus during the period appeared to move from worry over a double-dip recession to an acceptance of an extended period of below-normal growth, economic risks were far from eliminated. The housing sector remained persistently weak and the specter of foreclosures and other repercussions from the credit crisis continued to produce periodic waves of worries. Overseas economic stresses, particularly the sovereign debt crisis in Europe, remained unresolved. The enormous debt taken on by the U.S. government to counteract the banking and credit crisis of 2008 remained a potent overhang for future U.S. economic prospects and the stability of the dollar.

The period began with a continuation of the 2009 rally where low risk premiums persisted in equity markets. That rally paused as a correction began in April and riskier assets took a breather. After nearly a year of consistent gains from stocks and corporate bonds, turmoil in the European Union among sovereign bond issuers and the banks that finance them caused investors to seek the relative safety of the highest quality investments. In the U.S., that meant a drop in Treasury yields, widening risk premiums on corporate bonds, and declines in the broad equity indices. The domestic stock market, as measured by the S&P 500, hit its low in early July before recovering. Then, with equity markets again advancing strongly through the end of October, the S&P 500 rallied back to a 16.52% return for the twelve-month period ended October 31. International markets, as measured by the MSCI EAFE Index, showed similar weakness and experienced a less robust rally, and ended the period up over 8.8%. In the meantime, the Treasury rally continued through the end of October, with the yield on the 10-Year Treasury dropping from more than 3.6% in early April to 2.6% at the end of the period. The value of existing bonds increases as interest rates fall.

The low level of interest rates across the period was supported by a number of factors which we feel may not be permanent. Not only did the Federal Reserve hold short-term rates at record lows, the bond market rose in anticipation of a second round of quantitative easing. Economic troubles in Europe helped fuel a rise in foreign purchasers of U.S. bonds, while investors continued to rotate money from stocks and money markets into the bond market. All of these supporting factors can shift at any time, and we feel it is prudent to invest with the expectation that there is much more room for rates to rise than to fall. That said, we expect another quarter or two of slow growth before the economy gains any significant momentum.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

OUTLOOK

While the outlook for the balance of the year and into the early part of 2011 is for more economic malaise, we expect that by the second half of 2011 the picture will be somewhat brighter. Bond investors should be aware that the bond market typically begins discounting events well in advance of their occurrence. With bond yields across the maturity spectrum well below our estimates of fair value, we perceive growing risk, particularly in longer maturity bonds which show the greatest price sensitivity to interest rate changes. We believe actively managing interest rate risk will be key to successful bond performance in the months ahead. On the stock side, as we look towards the end of 2010 and into 2011, we’re generally optimistic about the market. While not projecting gangbuster returns, we anticipate something close to long-term averages for the broader market. The positives include strong corporate profits, attractive valuations, and low inflation and low interest rates, normally a good backdrop for solid equity performance. On the other hand, we can’t discount a persistently slow economy. We are also operating with high budget deficits, which are certainly cause for concern. Housing has not rebounded in any meaningful way and consumer spending remains slow. So while indicators are clearly mixed, we believe the positives outweigh the negatives.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Conservative Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20102
	% Return Without Sales Charge				% Return After Sales Charge6
	1 Year	3 Year s	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	Since Inception
Class A Shares3	10.58%	0.05%	2.81%	—	4.22%	(1.91)%	1.42%
Class B Shares4	9.87	(0.67)	2.08	—	5.37	(1.76)	1.64
Class C Shares5	9.86	—	—	0.60%	8.86	—	0.60
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	7.88	7.34	7.49	6.79	NA	NA	NA
Conservative Allocation Fund Custom Index	11.51	3.03	5.64	4.20	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

Conservative Allocation Fund (concluded)

INVESTING ENVIRONMENT

The year-ended October 31, 2010 was a relatively friendly climate for asset allocation, characterized by high returns and relatively low volatility across asset classes. There were, however, a number of bumps along the way. During the spring of 2010 the European debt crisis was peaking at about the same time the U.S. was hit by the "flash crash," an intraday drop of roughly 9% on the S&P 500 Index on May 6th. These events provided the kindling for a 15% sell-off in the equity markets, which bottomed out in early July. As of October 31st, the equity markets have more than recovered on the heels of the anticipated and then announced second round of quantitative monetary easing by the Federal Reserve. All in all, the past year was a period where taking risk was handsomely rewarded across all asset classes.

Over the period the broad U.S. equity market as measured by the Russell¨ 3000 Index was up 18.3%, U.S. bonds as measured by the Barclays Capital U.S. Aggregate Bond Index were up 8.0%, and finally international equities returned 8.8% as measured by the MSCI EAFE Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 10/31/10
Bond Funds	60%
Foreign Bond Funds	8%
Foreign Stock Funds	5%
Money Market Funds and Other Net Assets	2%
Stock Funds	25%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2010, the MEMBERS Conservative Allocation Fund returned 10.58% (Class A shares at net asset value), underperforming the Conservative Allocation Custom Index return of 11.51%. The fund’s focus on higher quality bonds and large cap equities were the main reasons behind the performance lag. Both lower quality stocks and bonds outperformed higher quality investments over the period. Additionally, small and mid cap stocks outpaced their large cap counterparts during the period.

Top contributors to the fund’s performance included: MEMBERS Large Cap Growth Fund Class Y which returned 16.3%; PIMCO Investment Grade Corporate Bond Fund which returned 16.1%; and MEMBERS High Income Fund Class Y which returned 15.0%.

Detractors from fund performance included: MEMBERS Bond Fund Class Y which returned 6.2%; MEMBERS International Stock Fund Class Y which returned 9.3%; and MEMBERS Large Cap Value Fund Class Y which returned 9.6%.

FUND CHANGES

The most significant change to the fund’s positioning over the period was a sharp reduction in international equity exposure. This decision made in the fall of 2009 proved to be timely as domestic stocks outperformed international equities by nearly 10% over the period. No other significant changes were made to the fund’s overall asset allocation.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Moderate Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20102
	% Return Without Sales Charge				% Return After Sales Charge6
	1 Year	3 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	Since Inception
Class A Shares3	11.68%	(4.74)%	0.76%	—	5.20%	(6.60)%	(0.61)%
Class B Shares4	10.78	(5.47)	0.00	—	6.28	(6.54)	(0.44)
Class C Shares5	10.89	—	—	(2.96)%	9.89	—	(2.96)
S&P 500 Index	16.52	(6.49)	0.45	(3.10)	NA	NA	NA
Moderate Allocation Fund Custom Index	13.23	(0.40)	4.18	2.07	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

Moderate Allocation Fund (concluded)

INVESTING ENVIRONMENT

The year-ended October 31, 2010 was a relatively friendly climate for asset allocation, characterized by high returns and relatively low volatility across asset classes. There were, however, a number of bumps along the way. During the spring of 2010 the European debt crisis was peaking at about the same time the U.S. was hit by the "flash crash," an intraday drop of roughly 9% on the S&P 500 Index on May 6th. These events provided the kindling for a 15% sell-off in the equity markets, which bottomed out in early July. As of October 31st, the equity markets have more than recovered on the heels of the anticipated and then announced second round of quantitative monetary easing by the Federal Reserve. All in all, the past year was a period where taking risk was handsomely rewarded across all asset classes.

Over the period the broad U.S. equity market as measured by the Russell¨ 3000 Index was up 18.3%, U.S. bonds as measured by the Barclays Capital U.S. Aggregate Bond Index were up 8.0%, and finally international equities returned 8.8% as measured by the MSCI EAFE Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 10/31/10
Bond Funds	36%
Foreign Bond Funds	5%
Foreign Stock Funds	10%
Money Market Funds and Other Net Assets	1%
Stock Funds	48%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2010, the MEMBERS Moderate Allocation Fund returned 11.68% (Class A shares at net asset value), underperforming the Moderate Allocation Custom Index return of 13.23%. The fund’s focus on higher quality bonds and large cap equities were the main reasons behind the performance lag. Both lower quality stocks and bonds outperformed higher quality investments over the period. Additionally, small and mid cap stocks outpaced their large cap counterparts during the period.

Top contributors to the fund’s performance included: Fairholme Fund which returned 24.4%; MEMBERS Small Cap Fund Class Y which returned 20.9%; and MEMBERS Mid Cap Fund Class Y which returned 20.2%.

Detractors from performance included: MEMBERS Bond Fund Class Y which returned 6.2%; MEMBERS International Stock Fund Class Y which returned 9.3%; and MEMBERS Large Cap Value Fund Class Y which returned 9.6%.

FUND CHANGES

The most significant change to the fund’s positioning over the period was a sharp reduction in international equity exposure. This decision made in the fall of 2009 proved to be timely as domestic stocks outperformed international equities by nearly 10% over the period. That said, in the early summer, on market weakness we opportunistically established a position in a dedicated Asian equity fund. We believe Asian economies are uniquely positioned to realize above average long-term growth in the global marketplace.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Aggressive Allocation Fund invests primarily in shares of registered investment companies (the "underlying funds"). The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by Madison Asset Management, LLC ("Madison"), the fund’s investment adviser.

The team may use multiple analytical approaches to determine the appropriate asset allocation:

•Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the fund’s aim to achieve a favorable overall risk profile for any targeted portfolio return.

•Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.

•Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection.

In addition, Madison employs a risk management sleeve within the fund for the purpose of risk reduction when and if conditions exist that require reduction of equity exposure.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20102
	% Return Without Sales Charge				% Return After Sales Charge6
	1 Year	3 Years	Since 6/30/06 Inception	Since 2/29/08 Inception	1 Year	3 Years	Since Inception
Class A Shares3	12.50%	(9.25)%	(1.20)%	—	5.98%	(11.02)%	(2.54)%
Class B Shares4	11.67	(9.95)	(1.94)	—	7.17	(11.00)	(2.39)
Class C Shares5	11.66	—	—	(6.27)%	10.66	—	(6.27)
S&P 500 Index	16.52	(6.49)	0.45	(3.10)	NA	NA	NA
Aggressive Allocation Fund Custom Index	14.21	(4.14)	2.57	(0.49)	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

Aggressive Allocation Fund (concluded)

INVESTING ENVIRONMENT

The year-ended October 31, 2010 was a relatively friendly climate for asset allocation, characterized by high returns and relatively low volatility across asset classes. There were, however, a number of bumps along the way. During the spring of 2010 the European debt crisis was peaking at about the same time the U.S. was hit by the "flash crash," an intraday drop of roughly 9% on the S&P 500 Index on May 6th. These events provided the kindling for a 15% sell-off in the equity markets, which bottomed out in early July. As of October 31st, equity markets have more than recovered on the heels of the anticipated and then announced second round of quantitative monetary easing by the Federal Reserve. All in all, the past year was a period where taking risk was handsomely rewarded across all asset classes.

Over the period the broad U.S. equity market as measured by the Russell¨ 3000 Index was up 18.3%, U.S. bonds as measured by the Barclays Capital U.S. Aggregate Bond Index were up 8.0%, and finally international equities returned 8.8% as measured by the MSCI EAFE Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 10/31/10
Bond Funds	8%
Foreign Bond Funds	3%
Foreign Stock Funds	15%
Money Market Funds and Other Net Assets	1%
Stock Funds	73%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2010, the MEMBERS Aggressive Allocation Fund returned 12.50% (Class A shares at net asset value), underperforming the Aggressive Allocation Custom Index return of 14.21%. The fund’s focus on high quality large cap equities was the main reasons behind the performance lag. Both lower quality stocks and bonds outperformed higher quality equities over the period. Additionally, small and mid cap stocks outpaced their large cap counterparts during the period. Although the fund did not have a high focus on higher quality bonds, the allocation the fund owned also provided a drag on performance.

Top contributors to the fund’s performance included: Fairholme Fund which returned 24.4%; MEMBERS Small Cap Fund Class Y which returned 20.9%; and MEMBERS Mid Cap Fund Class Y which returned 20.2%.

Detractors from performance included: MEMBERS International Stock Fund Class Y which returned 9.3%; MEMBERS Large Cap Value Fund Class Y which returned 9.6%, and Madison Mosaic Disciplined Equity Fund which returned 11.3%.

FUND CHANGES

The most significant change to the fund’s positioning over the period was a sharp reduction in international equity exposure. This decision made in the fall of 2009 proved to be timely as domestic stocks outperformed international equities by nearly 10% over the period. That said, in the early summer, on market weakness we opportunistically established a position in a dedicated Asian equity fund. We believe Asian economies are uniquely positioned to realize above average long-term growth in the global marketplace.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

CASH RESERVES FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

The fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 10/31/10
Fannie Mae	31%
Federal Home Loan Bank	28%
Freddie Mac	29%
U.S. Treasury Bills	9%
Cash and Other Net Assets	3%

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

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MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the MEMBERS Bond Fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration (a measure of a security’s price sensitivity to changes in interest rates). The fund also strives to minimize risk in the portfolio by making strategic decisions relating to credit risk and yield curve outlook. The fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20102
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	5.97%	5.52%	4.93%	5.03%	—	1.17%	3.92%	3.98%	4.54%
Class B Shares4	5.08	4.74	4.15	4.23	—	0.58	3.66	3.81	4.23
Class Y Shares7	6.23	5.82	—	—	5.88%	—	—	—	—
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	7.88	7.34	6.53	6.45	7.49	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The twelve-month period ended October 31, 2010 was dominated by two themes in the bond markets. First, it became increasingly apparent as we moved into and through 2010 that those forecasting a ‘V’ shaped recovery misread the economic environment. Even almost a trillion dollars of Federal fiscal stimulus and a monetary policy set to essentially zero interest rates could not overcome the desire of the private sector to deleverage and approach borrowing and lending sanely. By almost any standard, this has been a tepid recovery. Second, starting in the first quarter and accelerating into the second quarter of 2010, the markets became increasingly cognizant of the poor financial and economic position many European countries faced. Perceived inept leadership from the European politicians combined with

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

Bond Fund (concluded)

a realization that any restructuring of these countries’ debts could lead to a financial meltdown in Europe’s largest economies caused havoc in numerous sovereign debt markets. The combination of decelerating U.S. growth and concerns regarding the possibility of another financial crisis caused a flight to safety.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 10/31/10
Asset Backed	1%
Corporate Notes and Bonds	19%
Mortgage Backed	14%
U.S. Government and Agency Obligations	65%
Cash and Other Net Assets	1%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2010, the MEMBERS Bond Fund earned 5.97% (Class A shares at net asset value) whereas the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index returned 7.88%. The underperformance experienced by the fund arose mainly for two reasons. First, we felt interest rates had fallen to levels that did not reflect good value longer term and consequently the interest rate exposure of the fund was significantly less than the market. As rates continued to fall and prices rallied, the fund lagged. Second, we have never bought into the idea that the actions of various governments over the past two years had resolved the outstanding problems. The residential housing situation is still uncertain and prices are beginning to drop again while foreclosures had only slowed because of process issues. Commercial real estate faces similar issues and toxic assets remain on the books of many banks. Many state and local governments have only avoided serious problems due to Federal funding through the stimulus package.

European government fiscal problems and hidden losses on the books of many of their banks is another potential source of concern. Given this, we remained heavily overweight in U.S. Treasury securities and underweight in riskier sectors such as mortgages and corporate bonds in general, for example BBB rated securities and financial firms.

The two large-picture factors described above caused the lagging fund performance over the period. The portfolio holdings contained a number of individual securities which performed extremely well, just not enough to offset the detractors. There were only a few holdings which performed poorly such as a holding in Transocean which suffered from the oil spill in the Gulf of Mexico.

FUND CHANGES

There were no significant changes to the strategy during the year, and only modest buying and selling of securities were effected to fine tune the position of the portfolio.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may emphasize security selection in business sectors that favor the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20102
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	14.73%	6.99%	7.12%	6.70%	—	9.63%	5.37%	6.15%	6.21%
Class B Shares4	13.86	6.17	6.33	5.91	—	9.36	5.14	6.02	5.91
Class Y Shares7	15.04	7.25	—	—	7.65%	—	—	—	—
Bank of America Merrill Lynch US High Yield Master II, Constrained	19.04	9.51	9.05	8.50	9.54	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The high yield market generated solid returns for the twelve-month period ended October 31, 2010, as the Bank of America Merrill Lynch High Yield Master II Constrained Index gained 19.04%. The combination of lower default rates, significant refinancing activity and investor focus on yield enhancing strategies were key ingredients to the high yield market’s rally. Over the past twelve months, the U.S. economy has slowly begun to heal as GDP growth turned positive. Unfortunately this economic growth has been somewhat anemic due to prolonged weakness in the labor and housing markets.

The technical underpinnings of the high yield market remained solid for most of the past twelve months as record new issuance continued to be readily absorbed by investors’ near insatiable demand for income producing assets. During the reporting period, high yield new issue supply set an all-time record as 616 new issues, totaling $284 billion flooded the

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

High Income Fund (concluded)

market. The vast majority of the new issuance has been used to refinance existing debt. The significant access to capital for high yield issuers was a key contributor to lower default expectations. In fact, default rates continued to grind lower during the reporting period with Moody’s calculating a latest twelve-month trailing default rate of 3.7% as of October 31, 2010.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 10/31/10
Consumer Discretionary	29%
Consumer Staples	5%
Energy	10%
Financials	2%
Health Care	6%
Industrials	15%
Information Technology	5%
Materials	10%
Telecommunication Services	7%
Utilities	4%
Cash and Other Net Assets	7%
 Consumer Discretionary includes securities in the following industries: Auto Components; Automobiles; Consumer Finance; Diversified Consumer Services; Hotels, Restaurants & Leisure; Household Durables; Internet & Catalog Retail; Media; Multiline Retail; Specialty Retail; and Textiles,
Apparel & Luxury Goods

PERFORMANCE DISCUSSION

The MEMBERS High Income Fund returned 14.73% (Class A shares at net asset value) for the twelve-month period ended October 31, 2010. For the same time period, the Bank of America Merrill Lynch High Yield Master II Constrained Index returned 19.04%.

The fund underperformed its benchmark index because it was significantly underweight in the Financial sector and ownership of Discount Bonds. These two sectors were among the best performing sectors within the Bank of America Merrill Lynch High Yield Master II Constrained Index. For the overall high yield market, the Financial sector’s weighting has grown significantly due to numerous fallen angels (i.e., downgrades from investment grade to high yield) and accounted for 12% of the index (as of October 31, 2010). The fund’s underweight was primarily due to the poor bond structure, long maturity, high leverage, and weak business profile that are endemic to many of these financial fallen angels. However, notwithstanding these concerns, the financial issuers that are components in the index generated returns in excess of 31% for the period, as of October 31, 2010. The Financial sector is the largest component in the BofA Merrill Lynch High Yield Index by a significant margin and it was a top 5 performing sector during the reporting period (i.e., Financials had the largest contribution to return). Additionally, Discount Bonds was the best performing price bucket within the price category.

Key contributors to the fund’s strong absolute performance during the reporting period were the fund’s bond holdings in the utility, metals, retail, telecom, health care and automotive areas. Each of these industry holdings gained over 15% returns during the period. The fund’s convertible holdings also generated strong returns during the period, in excess of 23%.

FUND CHANGES

During the period, the fund was an active participant in the new issue market by adding 59 new issues to the portfolio. The fund reduced its weighting in the Health Care sector and increased its exposure in the Technology sector and Automotive industry within the Consumer Discretionary sector.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds will constitute up to 80% of the fund’s assets, stocks will constitute up to 60% of the fund’s assets, real estate securities will constitute up to 25% of the fund’s assets, foreign stocks and bonds will constitute up to 25% of the fund’s assets and money market instruments may constitute up to 25% of the fund’s assets. The fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20102
	% Return Without Sales Charge				% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares3	13.15%	0.83%	3.62%	2.63%	6.65%	(1.15)%	2.39%	2.02%
Class B Shares4	12.35	0.08	2.85	1.86	7.85	(0.91)	2.52	1.86
Russell 1000¨ Index	17.67	(6.14)	1.99	0.29	NA	NA	NA	NA
Bank of America Merrill Lynch US Corp, Govt & Mortg Index	7.88	7.34	6.53	6.45	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

Looking back to October 31, 2009, we were eight months past the stock market bottom of March 2009. Low quality stocks led the charge off the bottom, as we’ve seen historically. These low quality stocks included those companies that were closer to bankruptcy or insolvency near the bottom, and those with more cyclical cash flows and higher debt levels. These stocks continued to lead the market higher during the October 31, 2009 – April 30, 2010 period. Then, for the two months of late-April to late-June 2010, stocks corrected and higher quality stocks began to show better relative performance. As stock prices recovered after the correction, higher quality stocks began to lead performance.

Stock prices have recovered since the March 2009 bottom in spite of economic problems in Europe, a high unemployment rate in the U.S., and economic growth in emerging economies

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

Diversified Income Fund (concluded)

which has pushed oil and other commodity prices higher. During and after the late-April to late-June stock correction, interest rates on Treasury Bonds declined to generational lows. The ten year Treasury Bond yield fell from more than 3.6% in April to 2.6% at the end of the period. At the end of August, nearly one third of stocks in the S&P 500 Index offered a dividend yield above that of the ten year Treasury Bond, which we believe showed that the stock market had good valuation versus interest rates.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 10/31/10
Asset Backed	1%
Common Stocks	51%
Corporate Notes and Bonds	20%
Mortgage Backed	13%
U.S. Government and Agency Obligations	12%
Cash and Other Net Assets	3%

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2010, the MEMBERS Diversified Income Fund returned 13.15% (Class A shares at net asset value) while the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index (the fund’s bond portion index) returned 7.88% and the Russell¨ 1000 Index (the fund’s stock portion index) returned 17.67%. The fund’s representative market index is represented by these two separate indexes as a better reflection of the types of stocks and bonds typically held by the fund as described in the prospectus.  For the period, we are pleased that the stock portion of the fund outperformed its index and that, combined with strong bond performance, the fund’s overall performance reflects its blend of investments.

Within the stock portion of the fund (approximately 51% on October 31, 2010), performance of the fund’s Energy, Consumer Staples, and Industrials stocks helped with strong returns. The fund’s stock holdings did lag during the first half of the year while low quality stocks led the market, but held up better during the correction and have led since late June.

Specifically, the fund’s holding in McDonald’s Corporation was a strong contributor to performance during the period. The stock’s earnings outlook climbed during the period as new menu items were met with success and global sales climbed. The stock rose by over 30% and paid a 4% dividend. Fund holding Emerson Electric rose 29% during the period, and paid a 3% dividend. Asian business was strong and helped push earnings higher than beginning of period expectations.

The bond portion of the fund was significantly overweight corporate bonds vs. the Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index in general and BBB rated securities in particular, both of which significantly outperformed government securities and mortgage securities. For example, BBB rated securities returned over 5.5% more during the period than comparable maturity Treasury securities. Additionally, the bond portion of the portfolio held a yield advantage over the Merrill bond index. While it varied over the year, at period end the current yield (coupon divided by price) of the portfolio was 4.85% while the index was 3.98% and the yield to maturity was 2.54% versus an index yield of 2.26%. The above factors all contributed to performance. Performance was slightly hurt by the bond portion position to have less interest rate exposure than the index. This positioning was due to our concerns that interest rates would eventually rise to a meaningful extent.

FUND CHANGES

For the stock portion of the fund, the portfolio shifts during the period included reducing Industrial stock holdings, as price appreciation pushed them to our sell prices. We added to our Technology stock positions, as many quality Technology stocks have started to pay above average dividends, including IBM, Microsoft, and Intel.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Equity Income Fund invests primarily in common stocks of large-and mid-capitalization companies that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the fund’s assets among stocks in sectors of the economy based upon their expected earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The fund seeks to produce a high level of current income and current gains generated from option writing premiums and, to a lesser extent, from dividends. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the fund by providing downside protection.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20102
	% Return Without Sales Charge		% Return After Sales Charge6
	1 Year	Since 10/31/09 Inception	1 Year	Since 10/31/09 Inception
Class A Shares3	7.03%	7.03%	0.88%	0.88%
Class Y Shares7	7.23	7.23	—	—
S&P 500 Index	16.52	16.52	NA	NA
CBOE BuyWrite Monthly Index	10.19	10.19	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

The MEMBERS Equity Income Fund opened on November 1, 2009 and now celebrates its first anniversary. The investment environment over the twelve-month period ended October 31, 2010 has vacillated, wildly at times, between optimism and pessimism, as investors struggled to navigate through an uncertain path toward sustainable economic growth. The fund commenced operations in the midst of a strong bull market recovery off the market lows of March 2009. The fund took a conservative stance

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

Equity Income Fund (concluded)

early on as stock prices had already rebounded very strongly prior to the fund’s opening. This stance caused the fund to underperform the general market as stocks continued to advance through late April. With the market correction in the May/June period, the fund opportunistically moved to a fully invested status through mid-year with strong performance relative to the market as the covered nature of the fund provided added protection from the downturn. The trend since mid-year has been broadly positive for stocks as additional liquidity and reduced double-dip recession fears provided support for equities. With equity markets again advancing strongly through the end of October, the fund continues to participate in the positive movement of stocks; however, the covered call nature of the strategy limits the fund’s ability to fully participate.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 10/31/10
	Fund	S&P 500 Index
Consumer Discretionary	11%	11%
Consumer Staples	–	11%
Energy	13%	11%
Financials	18%	15%
Health Care	16%	11%
Industrials	2%	11%
Information Technology	21%	19%
Materials	–	4%
Telecommunication Services	–	3%
Utilities	–	4%
Exchange-Traded Fund	3%	–
Cash and Other Net Assets	16%	–

PERFORMANCE DISCUSSION

Although the fund’s performance has lagged the S&P 500 on a one year basis, much of the underperformance occurred during the initial start-up months which coincided with the continuation of a very strong bull market. During this time, initial fund capital and significant cash inflows resulted in a higher than normal cash position which impeded the fund’s ability to fully participate in the strong market upswing in November and December of 2009. For the twelve-month period ended October 31, 2010, the fund has delivered a 7.03% return (Class A shares at net asset value), compared with a 16.52% return on the S&P 500 and a 10.19% return on the CBOE BuyWrite Monthly Index which is the passive version of a covered call strategy.

Aside from the early underperformance due to the initial high cash levels, the performance of the fund’s individual holdings has been broadly positive led by Technology holdings Google Inc. Class A, BMC Software, and QUALCOMM, Inc. Strong performance from Financial stocks including Intercontinental Exchange, Aflac Inc. and Affiliated Managers offset weakness in Morgan Stanley. Further strength came from UnitedHealth Group, Inc., Coach Inc. and Freeport-McMoran Copper. A pocket of weakness came from Energy companies related to unconventional natural gas production and exploration, namely Southwestern Energy Co. and PetroHawk Energy Corp, due to subdued natural gas prices.

FUND CHANGES

As the market has continued to show significant strength of late, the fund has taken a more conservative approach in advance of potential future volatility. The percentage of call options written against portfolio holdings has increased as the market has advanced as we position the fund for additional protection. The fund has delivered on its distribution goals and is well positioned to continue to payout a relatively high level of income.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The fund follows a "value" approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20102
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	9.22%	(10.72)%	(1.29)%	(0.88)%	—	2.98%	(12.46)%	(2.46)%	(1.47)%
Class B Shares4	8.45	(11.37)	(2.02)	(1.63)	—	3.95	(12.39)	(2.40)	(1.63)
Class Y Shares7	9.58	(10.48)	—	—	(2.96)%	—	—	—	—
Russell 1000¨ Value Index	15.71	(8.49)	0.62	2.64	(1.64)	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

Large Cap Value Fund (concluded)

INVESTING ENVIRONMENT

While stocks rose at above average rates during the twelve-month period ended October 31, 2010, large value stocks lagged the overall market. The period can be split in two portions. During the first six months through April 2010, lower quality stocks led the market higher. Then the market corrected for two months, falling over 15% before rebounding during the last four months of the period. As stock prices recovered after the correction, higher quality stocks began to lead performance.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 10/31/10
	Fund	Russell 1000¨ Value Index
Consumer Discretionary	4%	8%
Consumer Staples	13%	10%
Energy	15%	12%
Financials	21%	27%
Health Care	16%	13%
Industrials	8%	9%
Information Technology	11%	6%
Materials	3%	3%
Telecommunication Services	4%	5%
Utilities	3%	7%
Cash and Other Net Assets	2%	–

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2010, the MEMBERS Large Cap Value Fund return of 9.22% (Class A shares at net asset value) lagged Russell 1000¨ Value Index return of 15.71%. The fund’s lag versus the benchmark built up during the first six months of the period, and was unable to close the gap when the market shifted to higher quality stocks during the second half of the period.

Energy stocks were the biggest detriment to performance during the period. While the fund’s larger oil related issues performed well, its holdings in natural gas related firms, as well as energy equipment and services stocks underperformed. Low natural gas prices hurt natural gas exploration & production company Southwestern Energy Co.which was down just over 21% for the period. Deep water drilling company Noble Corp also detracted from results.

Overall, the fund’s stock selection was weak during the twelve-month period ended October 31, 2010. The fund’s Financial holdings in Morgan Stanley and Bank of New York Mellon Corp. negatively impacted results, as did utility services company Exelon Corp. within the Utilities sector. In addition, allocation to seven out of the ten major sectors versus the index was also a negative contributor to performance.

Offsetting some of the losses include strong performance from several fund holdings. AutoZone, Inc. rose as earnings came in better than expected as the trend away from new car purchases led to more miles being put on existing cars, and AutoZone provided more parts to keep them running. UnitedHealth Group, Inc. was another good stock holding for the fund as earnings climbed higher than expected. Health Care reform had depressed the shares, and as the reform was legislated, the environment UnitedHealth Group was left operating in was not as difficult as expected. This led to an expanding valuation for the stock. Viacom, Inc. was another holding that aided performance. The stock was purchased for the fund partly because of its large free cash flow. The stock benefitted as better advertising revenues from their cable programs led to earnings exceeding beginning of period expectations.

FUND CHANGES

The number of stocks held in the portfolio fell from 58 to 49 during the period as we built bigger positions in our favorite stocks. We reduced the weight invested in the Energy sector as well as Consumer Durables. While we increased our weight in two traditionally ‘defensive’ sectors, Consumer Staples and Health Care, we also increased our position size in the traditionally more aggressive Information Technology sector.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its assets in large cap stocks. The fund follows a "growth" approach, meaning the portfolio managers seek stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. The fund typically seeks higher earnings growth capabilities in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The fund has an active trading strategy which will lead to more portfolio turnover than a more passively-managed fund. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their prospects.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20092
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	15.96%	(4.23)%	2.28%	(0.64)%	—	9.31%	(6.10)%	1.07%	(1.23)%
Class B Shares4	15.05	(4.95)	1.51	(1.38)	—	10.55	(6.07)	1.13	(1.38)
Class Y Shares7	16.26	(3.99)	—	—	2.78	—	—	—	—
Russell 1000¨ Growth Index	19.65	(3.94)	3.21	(2.52)	2.94	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

Despite an anemic economy rife with structural challenges, the stock market had strong returns during the twelve-month period ended October 31, 2010. The period was unusual and highly challenging. Record low interest rates created a valuation floor for stocks. At the same time, sentiment shifted from fear of another depression to hope for recovery. Combined, these two factors drove the market up, even within the context of a tenuous economic recovery.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

Large Cap Growth Fund (concluded)

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 10/31/10
	Fund	Russell 1000¨ Growth Index
Consumer Discretionary	8%	15%
Consumer Staples	8%	10%
Energy	10%	10%
Financials	7%	4%
Health Care	13%	10%
Industrials	9%	13%
Information Technology	39%	32%
Materials	2%	5%
Telecommunication Services	–	1%
Utilities	–	–
Cash and Other Net Assets	4%	–

PERFORMANCE DISCUSSION

The MEMBERS Large Cap Growth Fund had a 15.96% gain (Class A shares at net asset value), while the Russell 1000¨ Growth Index returned 19.65% for the twelve-month period ended October 31, 2010.

Within our growth stock universe, our strategy was to focus on leading companies with strong balance sheets generating excess cash flow, with the belief that these types of firms would be able to distinguish themselves from others which were more economically cyclical. This strategy was effective for stocks held in the Financial, Health Care and Information Technology sectors. However, the main reason we did not outperform the benchmark was due to our Energy investments. Our focus was in rapidly growing firms developing domestic shale-based natural gas reserves. Our expectation was for a national energy policy to emerge based on secure, clean, domestic sources of long lasting fuel. The political agenda pivoted away from energy during the period, in part causing these types of stocks to underperform. The fund’s positions in Petrohawk Energy Corp., Weatherford International Ltd., Occidental Petroleum Corp., and Southwestern Energy Co. all hurt performance. However, we remain committed to this thesis.

Within the Consumer Discretionary sector, the fund’s position in ITT Educational Services Inc. negatively impacted performance as the stock returned -25.38% for the period. Additionally, the fund’s underweight allocation versus the index to the Industrials sector also detracted from relative performance as this sector produced strong returns.

Partially offsetting the losses were strong returns from several positions held during the period. Axis Capital Holdings, Ltd. is an insurance company which bought back almost 20% of its outstanding stock while paying a dividend to yield 2.50%. The stock gained over 20% for the period. HMS Holdings Corp. is a medical services company focused in part on identifying and rectifying Medicaid fraud. We believe the company will likely continue to grow earnings close to 20% for the foreseeable future, and has no debt. The stock gained 40% for the period. ArcSight, Inc. is a leading cyber-security firm. The stock gained over 35% for the period because Hewlett Packard shared our perspective in its strategic importance – by buying the entire company.

FUND CHANGES

We believe the portfolio is well diversified by design since we find attractive investments across most economic sectors. Throughout the period we have generally emphasized Technology, Health Care and Energy ideas while being more selective in consumer-related sectors. Many businesses have accumulated large cash balances which will be deployed on productivity and growth initiatives once confidence solidifies. Alternatively, many consumers are likely facing lingering challenges as employment opportunities remain scarce and home prices stagnate.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Mid Cap Fund invests generally in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its assets in mid cap securities. However, the fund will not automatically sell a stock because its market capitalization has changed and such positions may be increased through additional purchases. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio managers believe in selecting stocks for the fund that show steady, sustainable growth and reasonable valuation. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20102
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	20.20%	(7.00)%	2.26%	(2.69)%	—	13.33%	(8.80)%	1.04%	(3.26)%
Class B Shares4	19.35	(7.72)	1.48	(3.42)	—	14.85	(8.80)	1.10	(3.42)
Class Y Shares7	20.20	(6.81)	—	—	0.83%	—	—	—	—
Russell Midcap¨ Growth Index	28.03	(3.47)	4.28	0.20	2.85	NA	NA	NA	NA
Russell Midcap¨ Index	27.71	(3.46)	4.01	5.42	2.27

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

During the twelve-month period ended October 31, 2010, mid cap stocks performed well despite a multi-month correction that occurred over the summer. The period began with a continuation of the 2009 rally where low risk premiums persisted in equity markets. That rally paused as a correction began in April. Investors worried about the sovereign debt crisis in Europe, the scope of financial reform and the tragic oil spill in the Gulf of Mexico. These issues were put on the back burner in September as

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

Mid Cap Fund (concluded)

the Fed announced its intentions to provide another round of quantitative easing. With the Fed once again likely to print money, investors embraced risk assets including securities with volatile earnings histories.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 10/31/10
	Fund	Russell Midcap¨ Index
Consumer Discretionary	11%	15%
Consumer Staples	6%	6%
Energy	8%	8%
Financials	21%	19%
Health Care	12%	9%
Industrials	15%	13%
Information Technology	11%	15%
Materials	6%	6%
Telecommunication Services	2%	2%
Utilities	–	7%
Cash and Other Net Assets	8%	–

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2010, the MEMBERS Mid Cap Fund increased 20.20% (Class A shares at net asset value), underperforming the Russell Midcap¨ Index return of 27.71%. Even though we produced strong absolute returns, the period was challenging for the fund as cyclical stocks performed better than companies with more consistent earnings profiles.

Stock picking was weakest in the Industrial and Energy sectors, which accounted for over half of the fund’s underperformance. Used construction equipment auctioneer Ritchie Bros Auctioneers, Inc., engineering and construction firm Jacobs Engineering Group, Inc. and used car auctioneer Copart, Inc. were notable underperformers in the Industrial sector. Within Energy, low natural gas prices hurt natural gas exploration & production companies Southwestern Energy Co. and EQT Corporation, and deep water drilling company Noble Corp. also negatively impacted results. Our assessments of these companies remains positive even though the market favored more leveraged and speculative companies over the past year. We continue to believe our focus on firms with sustainable competitive advantages, modest financial leverage and stable earnings histories will result in long-term outperformance.

Partially offsetting the underperformance, stock picking was best in the Financial sector relative to the index. Commercial real estate operating company Brookfield Properties Corp. and global infrastructure asset manager Brookfield Asset Management, Inc., Class A contributed nicely to performance. Consumer Staples stock picking was another area of strength as retail pharmacy Walgreen, spice manufacturer McCormick & Co., Inc. and alcohol manufacturer Brown-Forman Corp., Class B were additive to returns.

FUND CHANGES

We increased our exposure to Financials during the period, particularly in insurance and asset management. We added to insurance broker Brown & Brown, Inc., specialty insurer Markel Corp. and property & casualty insurer RLI Corp. Other additions included Brookfield Asset Management, Inc., Class A and SEI Investments Co. We maintain an overweight position in Financials as we believe valuations are attractive.

The combination of rising valuations and concerns about sustainability of economic growth, and its impact on more cyclical sectors, caused us to reduce our Industrial and Consumer Discretionary exposure during the period.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20102
	% Return Without Sales Charge				% Return After Sales Charge6
	1 Year	3 Years	Since 12/27/06 Inception	Since 1/9/07 Inception	1 Year	3 Years	Since Inception
Class A Shares3	20.60%	(0.55)%	0.49%	—	13.70%	(2.49)%	(1.04)%
Class B Shares4	19.56	(1.10)	(0.12)	—	15.06	(2.24)	(0.89)
Class Y Shares7	20.90	(0.26)	—	1.24%	—	—	—
Russell 2000¨ Value Index	24.43	(4.13)	(3.66)	(3.28)	NA	NA	NA
Russell 2000¨ Index	26.58	(3.91)	(1.56)	(1.22)

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

A volatile twelve-month period ended October 31, 2010 closed in relatively strong fashion as concerns about a debt default in Greece, the impacts of tightening Chinese monetary policy, and stubbornly high U.S. unemployment pressured stocks early in 2010, but generally strong earnings reports, indications of additional monetary easing from the U.S. Federal Reserve, and a belief that the economy is finding its footing provided a lift to equities later in the period. Returns were

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

Small Cap Fund (concluded)

strong across capitalizations and styles. Growth stocks (+28.7%) modestly outperformed value (+24.4%), while small cap stocks (+26.6%) led their larger peers (+16.5%), as measured by the Russell 2000¨ Growth, Russell 2000¨ Value, Russell 2000¨, and S&P 500 indices, respectively. Sector performance was strong, with all sectors of the Russell 2000¨ Index posting double-digit gains for the period. Materials, Information Technology, and Consumer Discretionary led the market higher while Health Care and Consumer Staples trailed.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 10/31/10
	Fund	Russell 2000¨ Index
Consumer Discretionary	16%	14%
Consumer Staples	4%	3%
Energy	5%	6%
Financials	24%	21%
Health Care	8%	13%
Industrials	22%	15%
Information Technology	9%	19%
Materials	4%	5%
Telecommunication Services	–	1%
Utilities	5%	3%
Cash and Other Net Assets	3%	–

PERFORMANCE DISCUSSION

For the twelve-month period ended October 31, 2010, the MEMBERS Small Cap Fund returned 20.60% (Class A shares at net asset value), underperforming the Russell 2000¨ Index which returned 26.58%.

Among the largest sources of weakness relative to the index were our Consumer Discretionary, Materials, and Health Care holdings. Relative performance suffered in Consumer Discretionary due to positions in memorialization products company Matthews International Corp., Class A and casual dining operator Sonic Corp. Exposure to cleaning products company Zep, Inc. in the Materials sector and investments in contract research providers ICON PLC and Charles River Laboratories International, Inc. in Health Care detracted. Other sources of relative weakness included Penn Virginia Corp. (Energy) and Amsurg Corp. (Health Care).

Although the fund benefited from strong security selection among our Financials and Consumer Staples holdings, relative performance was negatively impacted by relative sector exposures, a residual of our bottom-up stock selection process. Below-index weights in the Information Technology and Materials sectors detracted from relative results.

FUND CHANGES

The fund’s investment approach emphasizes individual stock selection; sector weights are a residual of our bottom-up investment process. We do, however, carefully consider diversification across economic sectors to limit risk. Based on bottom-up stock decisions, exposure to Financials increased and exposure to Consumer Staples fell. In Financials, we established new positions in Northwest Bancshares, Inc. and AMERISAFE, Inc. and added to our position in Reinsurance Group of America, Inc. Exposure to Consumer Staples declined as we trimmed our investments in Herbalife, Ltd. and Casey’s General Stores, Inc.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The MEMBERS International Stock Fund will invest, under normal market conditions, primarily in foreign equity securities. Typically, a majority of the fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE HISTORY

Cumulative Performance of $10,000 Investment Since Inception1,2

Average Annual Total Return through October 31, 20102
	% Return Without Sales Charge					% Return After Sales Charge6
	1 Year	3 Years	5 Years	10 Years	Since 6/30/06 Inception	1 Year	3 Years	5 Years	10 Years
Class A Shares3	9.01%	(7.28)%	3.87%	5.18%	—	2.71%	(9.09)%	2.65%	4.56%
Class B Shares4	8.26	(7.97)	3.09	4.39	—	3.76	(8.83)	2.79	4.39
Class Y Shares7	9.28	(7.07)	—	—	1.14%	—	—	—	—
MSCI EAFE Index	8.82	(9.15)	3.79	3.61	1.19	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

INVESTING ENVIRONMENT

Over the twelve-month period ended October 31, 2010, the market was volatile but finished up with the S&P 500 Index producing a double-digit positive return of 16.52%. Many developments during the period led to intervals of both investor confidence and fear. Positive developments included economic expansion in most parts of the world, strong corporate earnings, and the announcement of relatively benign financial regulation, including Basel III capital requirements. Among the negative developments were the sovereign debt crisis in Europe, the oil spill in the Gulf of Mexico, and tensions in the Korean peninsula. Sector leadership for the period was mixed between

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

International Stock Fund (concluded)

defensives and cyclicals, reflecting the uncertain economic outlook. Additionally, emerging markets stocks were particularly strong performers.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 10/31/10
Europe (excluding United Kingdom)	35%
Japan	18%
Latin America	4%
Pacific Basin	6%
United Kingdom	28%
Other Countries	6%
Cash and Other Net Assets	3%

PERFORMANCE DISCUSSION

The MEMBERS International Stock Fund returned 9.01% (Class A shares at net asset value), outperforming the MSCI EAFE Index return of 8.82% for the twelve-month period ended October 31, 2010. Stock selection in the Financials sector contributed to relative returns. The fund benefited from its holding in emerging market banks Turkiye Garanti Bankasi AS and Banco do Brasil S.A., as well as U.K. bank Standard Chartered PLC, and Japanese real estate builder, Daito Trust Construction Co., Ltd..

Stock selection in the Consumer Discretionary sector also helped performance, despite underperformance from Hong Kong-based retailer Esprit Holdings, Ltd. Positions in French automobile components company Valeo S.A., South Korean automobile parts and services company Hyundai Mobis, and U.K. media company Informa PLC, added to returns.

The fund’s low exposure to the Utilities sector also helped performance, as the sector lagged the index. The sector continues to be oversupplied, as incremental supply has become available while demand remains below 2007 peak levels.

Conversely, the fund’s low exposure to the Materials sector hurt performance. However, the fund benefited from strong performance by its positions in Xstrata PLC and Potash Corp. of Saskatchewan, Inc., which was due to a recovery in demand for raw materials. This coincided with improved economic conditions and a weakening U.S. dollar.

Additionally, a high exposure to the Information Technology sector hurt performance. However, it was almost completely offset by positive stock selection. The fund’s positions in Canon, Inc. and Keyence Corp. performed well over the year, reflecting the companies’ competitive strength and improving earnings.

FUND CHANGES

Over the last twelve-month period ended October 31, 2010, the portfolio transitioned to a less defensive position than during the previous year. The fund’s exposure to the Materials, Consumer Discretionary, and Information Technology sectors increased, while its exposure to the Telecommunication Services sector was reduced. Additionally, the fund’s exposure to emerging markets increased, transitioning from a weight of approximately 7.5% as of October 2009 to approximately 9.2% as of October 2010. Notable purchases within the emerging markets asset class included: Turkiye Garanti Bankasi, a Turkish bank; Hyundai Mobis, a South Korean automotive parts manufacturer; Vale, a Brazilian mining company; Weichai Power, a Chinese diesel engine manufacturer; and Samsung Electronics, a South Korean technology company.

During the market’s pullback in the second quarter of 2010, we opportunistically purchased shares in many high-quality companies across several sectors. These companies included energy companies Royal Dutch Shell, AMEC, and Tullow Oil, as well as the aforementioned Hyundai Mobis. Other notable purchases over the year included: materials companies Potash Corporation of Saskatchewan and BHP Billiton; Valeo, a French automobile parts supplier; as well as eAccess, a Japanese technology company.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

Notes to Management’s Discussion of Fund Performance

NANot Applicable. Index returns do not reflect sales charges, fees or expenses.
1This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index.

2Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.membersfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

3Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Bond and High Income Fund class A shares.

4Maximum contingent deferred sales charge (CDSC) is 4.50% for class B shares, which is reduced after 12 months and eliminated after six years.
5Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.
6Assumes maximum applicable sales charge.

7Class Y Shares are only available for purchase by MEMBERS Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current Prospectus.

MEMBERS Mutual Funds | Management’s Discussion of Fund Performance | October 31, 2010

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes

The Conservative Allocation Fund Custom Index consists of 65% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 30% Russell 3000¨ Index and 5% MSCI EAFE Index. See market indexes descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 45% Russell 3000¨ Index and 15% MSCI EAFE Index. See market indexes descriptions below.

The Aggressive Allocation Fund Custom Index consists of 15% Merrill Lynch U.S. Corporate, Government and Mortgage Index, 55% Russell 3000¨ Index and 30% MSCI EAFE Index. See market indexes descriptions below.

Market Indexes

The CBOE BuyWrite Monthly Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500 Index.

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

The Russell 1000¨ Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000¨ Index (see definition below).

The Russell 1000¨ Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000¨ Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000¨ Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000¨ Index (see definition below.)

The Russell 2000¨ Value Index is a small-cap market index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000¨ Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap¨ Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The Russell Midcap¨ Growth Index is a mid-cap market index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

MEMBERS Mutual Funds | October 31, 2010

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.9%
Bond Funds - 59.9%
Madison Mosaic Institutional Bond Fund (A)	350,948	$ 3,909,564
MEMBERS Bond Fund Class Y (A)	835,120	8,735,354
MEMBERS High Income Fund Class Y (A)	769,951	5,458,955
PIMCO Investment Grade Corporate Bond Fund Institutional Class	412,478	4,924,985
PIMCO Total Return Fund Institutional Class	441,520	5,161,370
		28,190,228
Foreign Bond Funds - 7.9%
Templeton Global Bond Fund Advisor Class	271,957	3,701,328
Foreign Stock Funds - 5.0%
MEMBERS International Stock Fund Class Y (A)	220,952	2,339,881
Money Market Funds - 1.7%
State Street Institutional U.S. Government Money Market Fund	818,672	818,672
	Shares	Value (Note 2)
Stock Funds - 25.4%
Calamos Growth and Income Fund Class I	51,418	$ 1,515,794
Madison Mosaic Disciplined Equity Fund (A)	238,497	2,904,899
MEMBERS Equity Income Fund Class Y (A)	123,232	1,268,061
MEMBERS Large Cap Growth Fund Class Y (A)	212,973	3,258,492
MEMBERS Large Cap Value Fund Class Y (A)	263,236	3,006,157
		11,953,403
TOTAL INVESTMENTS - 99.9% ( Cost $44,391,311** )		47,003,512
NET OTHER ASSETS AND LIABILITIES - 0.1%		50,950
TOTAL NET ASSETS - 100.0%		$ 47,054,462

**	Aggregate cost for Federal tax purposes was $45,635,223.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Moderate Allocation Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.0%
Bond Funds - 35.7%
Madison Mosaic Institutional Bond Fund (A)	441,727	$ 4,920,838
MEMBERS Bond Fund Class Y (A)	1,080,212	11,299,016
MEMBERS High Income Fund Class Y (A)	1,317,938	9,344,182
PIMCO Investment Grade Corporate Bond Fund Institutional Class	518,944	6,196,196
PIMCO Total Return Fund Institutional Class	604,839	7,070,565
		38,830,797
Foreign Bond Funds - 5.2%
Templeton Global Bond Fund Advisor Class	410,950	5,593,027
Foreign Stock Funds - 10.4%
Matthews Asian Growth and Income Fund	193,372	3,505,825
MEMBERS International Stock Fund Class Y (A)	737,626	7,811,463
		11,317,288
Money Market Funds - 1.0%
State Street Institutional U.S. Government Money Market Fund	1,082,453	1,082,453
	Shares	Value (Note 2)
Stock Funds - 47.7%
Calamos Growth and Income Fund	113,022	$ 3,331,897
Madison Mosaic Disciplined Equity Fund (A)	781,020	9,512,823
MEMBERS Equity Income Fund Class Y (A)	351,549	3,617,443
MEMBERS Large Cap Growth Fund Class Y (A)	713,333	10,914,002
MEMBERS Large Cap Value Fund Class Y (A)	860,982	9,832,420
MEMBERS Mid Cap Fund Class Y (A)	584,578	3,513,317
MEMBERS Small Cap Fund Class Y (A)	368,325	3,650,102
T Rowe Price New Era Fund	25,632	1,177,785
Yacktman Fund/The	378,508	6,283,231
		51,833,020
TOTAL INVESTMENTS - 100.0% ( Cost $102,973,505** )		108,656,585
NET OTHER ASSETS AND LIABILITIES - 0.0%		(34,084)
TOTAL NET ASSETS - 100.0%		$108,622,501

**	Aggregate cost for Federal tax purposes was $105,883,913.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Aggressive Allocation Fund Portfolio of Investments
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.1%
Bond Funds - 8.1%
MEMBERS Bond Fund Class Y (A)	34,635	$ 362,279
MEMBERS High Income Fund Class Y (A)	312,201	2,213,506
PIMCO Investment Grade Corporate Bond Fund Institutional Class	38,616	461,069
		3,036,854
Foreign Bond Funds - 3.0%
Templeton Global Bond Fund Advisor Class	81,790	1,113,158
Foreign Stock Funds - 15.4%
Matthews Asian Growth and Income Fund	102,073	1,850,589
MEMBERS International Stock Fund Class Y (A)	368,614	3,903,622
		5,754,211
Money Market Funds - 1.2%
State Street Institutional U.S. Government Money Market Fund	439,928	439,928
	Shares	Value (Note 2)
Stock Funds - 72.4%
Calamos Growth and Income Fund Class I	50,567	$ 1,490,709
Hussman Strategic Growth Fund	143,327	1,871,851
Madison Mosaic Disciplined Equity Fund (A)	417,743	5,088,105
MEMBERS Equity Income Fund Class Y (A)	121,164	1,246,773
MEMBERS Large Cap Growth Fund Class Y (A)	284,694	4,355,811
MEMBERS Large Cap Value Fund Class Y (A)	359,580	4,106,398
MEMBERS Mid Cap Fund Class Y (A)	402,522	2,419,158
MEMBERS Small Cap Fund Class Y (A)	188,896	1,871,962
T Rowe Price New Era Fund	40,506	1,861,239
Yacktman Fund/The	169,547	2,814,473
		27,126,479
TOTAL INVESTMENTS - 100.1% ( Cost $35,118,495** )		37,470,630
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(30,499)
TOTAL NET ASSETS - 100.0%		$37,440,131

**	Aggregate cost for Federal tax purposes was $36,443,953.
(A)	Affiliated Company (see Note 11).

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Cash Reserves Fund Portfolio of Investments
	Par Value	Value (Note 2)
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 96.4%
Fannie Mae (A) - 30.9%
0.16%, 11/3/10	$500,000	$ 499,996
0.17%, 11/10/10	250,000	249,989
0.17%, 11/24/10	750,000	749,919
0.175%, 12/1/10	500,000	499,927
0.175%, 12/8/10	450,000	449,919
0.18%, 12/13/10	750,000	749,843
0.15%, 12/22/10	450,000	449,904
0.16%, 1/5/11	100,000	99,971
0.175%, 1/12/11	500,000	499,825
		4,249,293
Federal Home Loan Bank (A) - 27.7%
0.11%, 11/10/10	400,000	399,989
0.12%, 11/18/10	600,000	599,966
0.12%, 11/23/10	500,000	499,963
0.17%, 11/30/10	500,000	499,932
0.12%, 12/2/10	450,000	449,953
0.18%, 12/27/10	450,000	449,874
0.14%, 1/6/11	250,000	249,936
0.16%, 1/19/11	650,000	649,772
		3,799,385
Freddie Mac (A) - 28.7%
0.17%, 11/1/10	600,000	600,000
0.145%, 11/12/10	500,000	499,978
0.17%, 11/15/10	650,000	649,957
0.175%, 11/16/10	500,000	499,963
0.16%, 12/14/10	250,000	249,952
0.15%, 12/28/10	450,000	449,893
0.17%, 1/10/11	500,000	499,835
0.15%, 1/13/11	500,000	499,848
		3,949,426
	Par Value	Value (Note 2)
U.S. Treasury Bills (A) - 9.1%
0.127%, 11/26/10	$650,000	$ 649,943
0.114%, 1/20/11	600,000	599,848
		1,249,791
Total Total U.S. Government and Agency Obligations ( Cost $13,247,895 )		13,247,895
	Shares
INVESTMENT COMPANY - 3.6%
State Street Institutional U.S. Government Money Market Fund	493,560	493,560
Total Investment Company ( Cost $493,560 )		493,560
TOTAL INVESTMENTS - 100.0% ( Cost $13,741,455** )		13,741,455
NET OTHER ASSETS AND LIABILITIES - 0.0%		2,016
TOTAL NET ASSETS - 100.0%		$ 13,743,471

**	Aggregate cost for Federal tax purposes was $13,741,455.
(A)	Rate noted below represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Bond Fund Portfolio of Investments
	Par Value	Value (Note 2)
ASSET BACKED SECURITIES - 1.1%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$ 64,040	$ 66,407
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	670,000	728,328
New Century Home Equity Loan Trust, Series 2003-5, Class AI5 (B), 5.5%, 11/25/33	1,500,000	1,546,641
Total Asset Backed Securities ( Cost $2,228,965 )		2,341,376
CORPORATE NOTES AND BONDS - 18.5%
Consumer Discretionary - 2.3%
American Association of Retired Persons (C) (D), 7.5%, 5/1/31	750,000	912,497
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., 3.125%, 2/15/16	1,000,000	1,024,144
DR Horton Inc., 5.25%, 2/15/15	215,000	212,850
ERAC USA Finance LLC (C) (D), 6.7%, 6/1/34	575,000	610,950
McDonald’s Corp., 5%, 2/1/19	1,000,000	1,148,225
Time Warner Cable Inc., 8.25%, 2/14/14	1,000,000	1,193,856
		5,102,522
Consumer Staples - 2.4%
Campbell Soup Co., 4.5%, 2/15/19	1,000,000	1,110,803
PepsiCo Inc./NC, 4.65%, 2/15/13	215,000	234,294
PepsiCo Inc./NC, 7.9%, 11/1/18	1,000,000	1,340,807
Walgreen Co., 5.25%, 1/15/19	1,000,000	1,157,715
WM Wrigley Jr. Co. (C) (D), 3.05%, 6/28/13	1,240,000	1,278,682
		5,122,301
Energy - 0.8%
Hess Corp., 7.875%, 10/1/29	240,000	304,817
Transocean Inc. (E), 6%, 3/15/18	850,000	921,160
Valero Energy Corp., 7.5%, 4/15/32	450,000	486,328
		1,712,305
Financials - 3.3%
Bank of America Corp., 5.75%, 12/1/17	215,000	227,870
Bear Stearns Cos. LLC/The, 7.25%, 2/1/18	420,000	512,481
Caterpillar Financial Services Corp., 7.05%, 10/1/18	1,250,000	1,576,504
Goldman Sachs Group Inc./The, 5.7%, 9/1/12	750,000	806,304
HCP Inc., 6.7%, 1/30/18	490,000	543,681
Lehman Brothers Holdings Inc. * (F), 5.75%, 1/3/17	520,000	52
Merrill Lynch & Co. Inc., 6.15%, 4/25/13	530,000	574,455
Simon Property Group L.P., 5.875%, 3/1/17	270,000	309,591
SLM Corp., 5.125%, 8/27/12	440,000	450,288
Swiss Re Solutions Holding Corp., 7%, 2/15/26	290,000	314,467
Swiss Re Solutions Holding Corp., 7.75%, 6/15/30	330,000	383,880
	Par Value	Value (Note 2)
UBS AG/Stamford CT (E), 5.75%, 4/25/18	$ 250,000	$ 283,569
US Bank NA/Cincinnati OH, 6.3%, 2/4/14	500,000	573,562
Wells Fargo & Co., 5.25%, 10/23/12	485,000	524,674
		7,081,378
Food & Drug Retailers - 0.2%
New Albertsons Inc., 7.5%, 2/15/11	425,000	431,375
Health Care - 1.3%
Eli Lilly & Co., 6.57%, 1/1/16	500,000	610,409
Genentech Inc., 5.25%, 7/15/35	325,000	336,426
Johnson & Johnson, 2.95%, 9/1/20	1,000,000	1,007,629
Merck & Co. Inc., 5.75%, 11/15/36	500,000	563,722
Wyeth, 6.5%, 2/1/34	230,000	277,084
		2,795,270
Industrials - 1.9%
Boeing Co./The, 8.625%, 11/15/31	240,000	337,359
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	285,000	375,166
EI du Pont de Nemours & Co., 5%, 1/15/13	35,000	38,188
General Electric Co., 5%, 2/1/13	800,000	868,240
Honeywell International Inc., 3.875%, 2/15/14	1,000,000	1,088,366
Lockheed Martin Corp., 7.65%, 5/1/16	270,000	344,282
Norfolk Southern Corp., 5.59%, 5/17/25	359,000	393,927
Norfolk Southern Corp., 7.05%, 5/1/37	390,000	483,521
Waste Management Inc., 7.125%, 12/15/17	235,000	287,944
		4,216,993
Information Technology - 1.1%
Cisco Systems Inc., 5.5%, 2/22/16	400,000	473,622
Hewlett-Packard Co., 6.125%, 3/1/14	1,000,000	1,157,979
Xerox Corp., 6.875%, 8/15/11	660,000	690,230
		2,321,831
Materials - 0.4%
Westvaco Corp., 8.2%, 1/15/30	325,000	352,272
Weyerhaeuser Co., 7.375%, 3/15/32	500,000	507,014
		859,286
Telecommunication Services - 3.3%
AT&T Inc., 4.85%, 2/15/14	1,500,000	1,662,816
Cellco Partnership / Verizon Wireless Capital LLC, 8.5%, 11/15/18	1,500,000	2,053,596
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	525,000	745,576
New Cingular Wireless Services Inc., 7.875%, 3/1/11	775,000	794,021
Rogers Communications Inc. (E), 6.25%, 6/15/13	455,000	512,713
Verizon Communications Inc., 8.75%, 11/1/18	1,000,000	1,374,798
		7,143,520

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Bond Fund Portfolio of Investments
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Utilities - 1.5%
Iberdrola USA Inc. (E), 8.05%, 11/15/10	$ 500,000	$ 500,615
Interstate Power & Light Co., 6.25%, 7/15/39	535,000	614,087
Progress Energy Inc., 7.75%, 3/1/31	250,000	322,047
Sierra Pacific Power Co., Series M, 6%, 5/15/16	650,000	761,306
Virginia Electric and Power Co., Series C, 5.1%, 11/30/12	215,000	233,576
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	895,519
		3,327,150
Total Corporate Notes and Bonds ( Cost $36,038,750 )		40,113,931
MORTGAGE BACKED SECURITIES - 14.2%
Fannie Mae - 12.5%
4%, 4/1/15 Pool # 255719	385,708	399,848
5.5%, 4/1/16 Pool # 745444	287,392	309,093
6%, 5/1/16 Pool # 582558	22,506	24,448
5.5%, 2/1/18 Pool # 673194	273,880	297,481
5%, 5/1/20 Pool # 813965	412,099	445,081
4.5%, 9/1/20 Pool # 835465	502,815	536,701
6%, 5/1/21 Pool # 253847	39,165	42,649
4.5%, 4/1/23 Pool # 974401	1,730,137	1,846,086
4.5%, 6/1/23 Pool # 984075	1,084,966	1,150,625
7%, 12/1/29 Pool # 762813	25,863	29,377
7%, 11/1/31 Pool # 607515	35,586	40,800
6.5%, 3/1/32 Pool # 631377	221,212	249,747
7%, 4/1/32 Pool # 641518	2,188	2,507
7%, 5/1/32 Pool # 644591	22,111	25,351
6.5%, 6/1/32 Pool # 545691	493,481	557,137
6%, 12/1/32 Pool # 676552	186,052	206,970
5.5%, 4/1/33 Pool # 690206	1,150,241	1,247,036
5%, 10/1/33 Pool # 254903	579,447	620,577
5.5%, 11/1/33 Pool # 555880	779,753	845,371
5%, 5/1/34 Pool # 775604	83,414	89,178
5%, 5/1/34 Pool # 780890	255,570	273,232
5%, 6/1/34 Pool # 255230	136,295	145,714
5.5%, 6/1/34 Pool # 780384	1,080,731	1,169,650
7%, 7/1/34 Pool # 792636	17,157	19,548
5.5%, 8/1/34 Pool # 793647	191,950	208,703
5.5%, 3/1/35 Pool # 815976	967,818	1,045,633
5.5%, 7/1/35 Pool # 825283	444,219	479,935
5%, 8/1/35 Pool # 829670	560,800	599,204
5.5%, 8/1/35 Pool # 826872	187,024	202,061
5%, 9/1/35 Pool # 820347	485,093	526,196
5%, 9/1/35 Pool # 835699	453,031	491,417
5%, 10/1/35 Pool # 797669	581,962	628,909
5.5%, 10/1/35 Pool # 836912	504,383	544,937
5%, 11/1/35 Pool # 844504	532,764	575,742
	Par Value	Value (Note 2)
5%, 11/1/35 Pool # 844809	$ 521,190	$ 556,882
5%, 12/1/35 Pool # 850561	519,971	555,580
6%, 7/1/36 Pool # 870749	595,690	648,890
6%, 11/1/36 Pool # 902510	554,297	612,634
5.5%, 2/1/37 Pool # 905140	524,689	570,482
5.5%, 5/1/37 Pool # 899323	444,072	477,140
5.5%, 5/1/37 Pool # 928292	823,724	895,616
6%, 10/1/37 Pool # 947563	608,129	672,132
6.5%, 12/1/37 Pool # 889072	994,199	1,097,902
5%, 4/1/38 Pool # 257160	1,436,794	1,528,148
5.5%, 7/1/38 Pool # 986805	525,468	564,514
5.5%, 7/1/38 Pool # 986973	943,537	1,021,169
5%, 8/1/38 Pool # 988934	917,932	976,296
6.5%, 8/1/38 Pool # 987711	899,623	993,270
		27,047,599
Freddie Mac - 1.7%
5%, 5/1/18 Pool # E96322	286,838	308,006
8%, 6/1/30 Pool # C01005	3,911	4,512
7%, 3/1/31 Pool # C48133	8,090	9,189
6.5%, 1/1/32 Pool # C62333	71,009	80,057
5%, 7/1/33 Pool # A11325	1,473,985	1,575,618
6%, 10/1/34 Pool # A28439	99,104	109,116
6%, 10/1/34 Pool # A28598	72,805	80,160
5%, 4/1/35 Pool # A32315	149,395	161,704
5%, 4/1/35 Pool # A32316	138,381	149,782
5.5%, 11/1/37 Pool # A68787	1,038,816	1,132,239
		3,610,383
Ginnie Mae – 0.0%
8%, 10/20/15 Pool # 2995	13,692	14,808
6.5%, 2/20/29 Pool # 2714	35,804	40,592
6.5%, 4/20/31 Pool # 3068	19,580	22,120
		77,520
Total Mortgage Backed Securities ( Cost $28,257,722 )		30,735,502
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 64.4%
Fannie Mae - 0.6%
4.625%, 10/15/14	1,095,000	1,248,317
Federal Farm Credit Bank - 0.3%
5.875%, 10/3/16	500,000	611,928
Freddie Mac - 1.5%
4.875%, 11/15/13	2,500,000	2,820,787
4.5%, 1/15/14	400,000	447,728
		3,268,515
U.S. Treasury Bill - 1.8%
0.18%, 11/18/10	4,000,000	3,999,689

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Bond Fund Portfolio of Investments
	Par Value	Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
U.S. Treasury Bonds - 4.6%
6.625%, 2/15/27	$2,905,000	$ 4,085,156
4.5%, 5/15/38	5,500,000	6,003,591
		10,088,747
U.S. Treasury Notes - 55.6%
0.875%, 1/31/11	21,000,000	21,036,918
0.875%, 2/28/11	3,100,000	3,107,146
1%, 7/31/11	7,000,000	7,040,467
1.75%, 11/15/11	5,000,000	5,077,540
1.125%, 12/15/11	4,000,000	4,038,124
1.375%, 2/15/12	4,975,000	5,046,516
4.625%, 2/29/12	1,000,000	1,058,008
4.5%, 3/31/12	1,200,000	1,272,187
1.375%, 5/15/12	688,000	699,368
3.125%, 8/31/13	7,425,000	7,983,612
4%, 2/15/14	8,850,000	9,834,563
4.25%, 8/15/14	8,360,000	9,449,408
2.375%, 9/30/14	2,000,000	2,120,624
2.25%, 1/31/15	9,000,000	9,492,192
2.5%, 3/31/15	265,000	282,392
4.25%, 8/15/15	5,500,000	6,312,966
2.75%, 11/30/16	5,000,000	5,334,375
4.25%, 11/15/17	4,300,000	4,965,158
2.75%, 2/15/19	7,700,000	7,974,913
3.625%, 8/15/19	2,750,000	3,016,406
3.375%, 11/15/19	5,000,000	5,366,795
		120,509,678
Total U.S. Government and Agency Obligations ( Cost $132,588,689 )		139,726,874
	Shares	Value (Note 2)
INVESTMENT COMPANY - 1.4%
State Street Institutional U.S. Government Money Market Fund	3,073,792	$ 3,073,792
Total Investment Company ( Cost $3,073,792 )		3,073,792
TOTAL INVESTMENTS - 99.6% ( Cost $202,187,918** )		215,991,475
NET OTHER ASSETS AND LIABILITIES - 0.4%		824,335
TOTAL NET ASSETS - 100.0%		$216,815,810

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $202,195,216.
(A)	Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2010.
(C)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(D)	Illiquid security. (See Note 2.)
(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.0% of total net assets.
(F)	In Default. Issuer is bankrupt.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

High Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS - 93.4%
Consumer Discretionary - 28.9%
Auto Components - 2.3%
American Axle & Manufacturing Holdings Inc. (A), 9.25%, 1/15/17	$ 500,000	$ 566,875
Goodyear Tire & Rubber Co./The, 10.5%, 5/15/16	500,000	572,500
Goodyear Tire & Rubber Co./The, 8.75%, 8/15/20	500,000	547,500
Lear Corp., 8.125%, 3/15/20	500,000	556,250
Tenneco Inc., 8.625%, 11/15/14	250,000	258,750
Tenneco Inc., 8.125%, 11/15/15	350,000	371,000
		2,872,875
Automobiles - 1.1%
Ford Motor Credit Co. LLC, 7.8%, 6/1/12	750,000	808,362
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	500,000	611,434
		1,419,796
Consumer Finance - 0.4%
Ally Financial Inc. (A), 7.5%, 9/15/20	500,000	540,000
Diversified Consumer Services - 0.4%
Education Management LLC / Education Management Finance Corp., 8.75%, 6/1/14	500,000	502,500
Hotels, Restaurants & Leisure - 4.8%
Ameristar Casinos Inc., 9.25%, 6/1/14	500,000	541,250
Boyd Gaming Corp., 6.75%, 4/15/14	300,000	290,250
Isle of Capri Casinos Inc., 7%, 3/1/14	500,000	473,750
MCE Finance Ltd. (A) (B), 10.25%, 5/15/18	500,000	564,375
MGM Resorts International, 8.375%, 2/1/11	750,000	757,500
MGM Resorts International, 6.75%, 9/1/12	1,000,000	986,250
MGM Resorts International, 6.75%, 4/1/13	150,000	145,875
Penn National Gaming Inc., 6.75%, 3/1/15	150,000	153,000
Penn National Gaming Inc., 8.75%, 8/15/19	250,000	276,875
Pinnacle Entertainment Inc., 8.625%, 8/1/17	500,000	538,750
Pinnacle Entertainment Inc., 8.75%, 5/15/20	500,000	499,375
Scientific Games International Inc. (A), 7.875%, 6/15/16	500,000	515,000
Speedway Motorsports Inc., 6.75%, 6/1/13	250,000	253,125
		5,995,375
Household Durables - 1.1%
Jarden Corp., 8%, 5/1/16	500,000	551,875
Jarden Corp., 7.5%, 5/1/17	250,000	265,938
Spectrum Brands Holdings Inc. (A), 9.5%, 6/15/18	500,000	555,312
		1,373,125
Internet & Catalog Retail - 0.7%
QVC Inc. (A), 7.5%, 10/1/19	750,000	806,250
Leisure Equipment & Products - 0.2%
Easton-Bell Sports Inc., 9.75%, 12/1/16	250,000	273,750
	Par Value	Value (Note 2)
Media - 11.1%
Allbritton Communications Co., 8%, 5/15/18	$ 500,000	$ 516,250
Belo Corp., 8%, 11/15/16	500,000	551,250
Cablevision Systems Corp., 7.75%, 4/15/18	250,000	272,813
Cablevision Systems Corp., 8%, 4/15/20	250,000	276,562
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 8.125%, 4/30/20	1,000,000	1,080,000
Cenveo Corp., 8.875%, 2/1/18	500,000	502,500
Gray Television Inc., 10.5%, 6/29/15	500,000	521,875
Hughes Network Systems LLC/HNS Finance Corp., 9.5%, 4/15/14	400,000	417,000
Intelsat Jackson Holdings S.A. (B), 11.25%, 6/15/16	300,000	326,625
Intelsat Luxembourg S.A. (B), 11.25%, 2/4/17	1,000,000	1,071,250
Interpublic Group of Cos. Inc./The, 10%, 7/15/17	100,000	118,500
Interpublic Group of Cos. Inc./The (C), 4.25%, 3/15/23	250,000	275,625
Lamar Media Corp., Series C, 6.625%, 8/15/15	500,000	511,875
Liberty Media LLC (C), 3.125%, 3/30/23	250,000	280,625
LIN Television Corp., 6.5%, 5/15/13	500,000	505,000
Mediacom Broadband LLC / Mediacom Broadband Corp., 8.5%, 10/15/15	500,000	522,500
Mediacom LLC / Mediacom Capital Corp., 9.125%, 8/15/19	450,000	475,875
Nielsen Finance LLC / Nielsen Finance Co., 11.625%, 2/1/14	200,000	230,000
Nielsen Finance LLC / Nielsen Finance Co., 10%, 8/1/14	1,000,000	1,051,250
Nielsen Finance LLC / Nielsen Finance Co. (A), 7.75%, 10/15/18	1,000,000	1,030,000
Sirius XM Radio Inc. (C), 3.25%, 10/15/11	250,000	246,875
Viasat Inc., 8.875%, 9/15/16	500,000	543,750
Videotron Ltee (B), 6.875%, 1/15/14	750,000	760,312
Virgin Media Finance PLC (B), 9.125%, 8/15/16	700,000	748,125
WMG Acquisition Corp., 7.375%, 4/15/14	150,000	139,313
XM Satellite Radio Inc. (A) (C), 7%, 12/1/14	250,000	295,625
XM Satellite Radio Inc. (A), 7.625%, 11/1/18	500,000	513,750
		13,785,125
Multiline Retail - 0.6%
Neiman Marcus Group Inc./The, PIK, 9%, 10/15/15	250,000	261,250
Sears Holding Corp. (A), 6.625%, 10/15/18	500,000	498,750
		760,000
Specialty Retail - 5.4%
AutoNation Inc., 6.75%, 4/15/18	500,000	517,500
KAR Auction Services Inc., 8.75%, 5/1/14	500,000	519,375
Leslie’s Poolmart, 7.75%, 2/1/13	300,000	306,000
Ltd. Brands Inc., 6.9%, 7/15/17	250,000	271,250

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

High Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Consumer Discretionary (continued)
Specialty Retail (continued)
Ltd. Brands Inc., 8.5%, 6/15/19	$ 300,000	$ 354,000
Michaels Stores Inc., 11.375%, 11/1/16	1,500,000	1,653,750
Pantry Inc./The, 7.75%, 2/15/14	500,000	505,625
Penske Automotive Group Inc., 7.75%, 12/15/16	980,000	989,800
Sally Holdings LLC/Sally Capital Inc., 9.25%, 11/15/14	300,000	315,375
Toys R US Inc., 7.375%, 10/15/18	500,000	485,000
Toys R Us Property Co. LLC (A), 8.5%, 12/1/17	250,000	270,625
Yankee Acquisition Corp./MA, Series B, 8.5%, 2/15/15	500,000	519,375
		6,707,675
Textiles, Apparel & Luxury Goods - 0.8%
Iconix Brand Group Inc. (C), 1.875%, 6/30/12	400,000	388,500
Phillips-Van Heusen Corp., 7.375%, 5/15/20	500,000	541,875
		930,375
Consumer Staples - 5.2%
ACCO Brands Corp., 10.625%, 3/15/15	250,000	282,188
ACCO Brands Corp., 7.625%, 8/15/15	500,000	495,000
Central Garden and Pet Co., 8.25%, 3/1/18	500,000	525,000
Constellation Brands Inc., 7.25%, 5/15/17	400,000	438,500
Dole Food Co. Inc. (A), 8%, 10/1/16	200,000	212,500
Ingles Markets Inc., 8.875%, 5/15/17	850,000	939,250
NBTY Inc., 7.125%, 10/1/15	200,000	205,000
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 9.25%, 4/1/15	300,000	316,125
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (A), 9.25%, 4/1/15	200,000	210,750
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (A), 8.25%, 9/1/17	500,000	522,500
Sealy Mattress Co., 8.25%, 6/15/14	250,000	253,125
Stater Brothers Holdings, 8.125%, 6/15/12	450,000	450,563
Stater Brothers Holdings, 7.75%, 4/15/15	250,000	259,375
SUPERVALU Inc., 8%, 5/1/16	750,000	762,187
Tops Markets LLC (A), 10.125%, 10/15/15	500,000	540,625
		6,412,688
Energy - 10.2%
Chesapeake Energy Corp., 6.5%, 8/15/17	250,000	260,625
Complete Production Services Inc., 8%, 12/15/16	750,000	789,375
Continental Resources Inc./OK, 8.25%, 10/1/19	250,000	278,125
Denbury Resources Inc., 7.5%, 4/1/13	250,000	253,438
Denbury Resources Inc., 9.75%, 3/1/16	500,000	566,250
El Paso Corp., 7%, 6/15/17	250,000	272,509
El Paso Corp., 7.25%, 6/1/18	1,000,000	1,109,550
	Par Value	Value (Note 2)
EXCO Resources Inc., 7.5%, 9/15/18	$2,000,000	$ 1,970,000
Ferrellgas LP/Ferrellgas Finance Corp., 9.125%, 10/1/17	500,000	552,500
Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	500,000	552,500
Helix Energy Solutions Group Inc. (A), 9.5%, 1/15/16	250,000	258,750
Helix Energy Solutions Group Inc. (C), 3.25%, 12/15/25	500,000	476,250
Inergy LP/Inergy Finance Corp., 6.875%, 12/15/14	1,000,000	1,022,500
Inergy LP/Inergy Finance Corp. (A), 7%, 10/1/18	250,000	261,250
Key Energy Services Inc., 8.375%, 12/1/14	250,000	267,812
Mariner Energy Inc., 7.5%, 4/15/13	250,000	257,500
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., Series B, 8.75%, 4/15/18	500,000	548,750
Petroplus Finance Ltd. (A) (B), 6.75%, 5/1/14	500,000	477,500
Petroplus Finance Ltd. (A) (B), 7%, 5/1/17	100,000	91,500
Pioneer Natural Resources Co., 6.65%, 3/15/17	500,000	539,840
Plains Exploration & Production Co., 10%, 3/1/16	500,000	570,625
Range Resources Corp., 6.375%, 3/15/15	250,000	255,000
Range Resources Corp., 7.25%, 5/1/18	500,000	537,500
Regency Energy Partners LP/Regency Energy Finance Corp., 6.875%, 12/1/18	500,000	523,750
		12,693,399
Financials - 1.8%
CIT Group Inc., Series ., 7%, 5/1/16	650,000	647,563
Nuveen Investments Inc., 10.5%, 11/15/15	975,000	1,018,875
Trans Union LLC/TransUnion Financing Corp. (A), 11.375%, 6/15/18	500,000	575,000
		2,241,438
Health Care - 6.3%
Biomet Inc., 10%, 10/15/17	500,000	555,000
Biomet Inc., 11.625%, 10/15/17	1,000,000	1,126,250
Capella Healthcare Inc. (A), 9.25%, 7/1/17	500,000	545,000
DaVita Inc., 6.375%, 11/1/18	500,000	511,250
HCA Inc., 5.75%, 3/15/14	250,000	254,375
HCA Inc., 6.375%, 1/15/15	250,000	256,875
Hologic Inc. (C) (D), 2%, 12/15/37	500,000	471,250
Omega Healthcare Investors Inc., REIT, 7%, 4/1/14	500,000	510,000
Psychiatric Solutions Inc., Series 1, 7.75%, 7/15/15	750,000	780,000
Service Corp. International/US, 6.75%, 4/1/16	500,000	526,875
Service Corp. International/US, 7.625%, 10/1/18	250,000	271,875
Tenet Healthcare Corp. (A), 8%, 8/1/20	500,000	508,125

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

High Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Health Care (continued)
Valeant Pharmaceuticals International (A), 7%, 10/1/20	$ 500,000	$ 525,000
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II Inc., 8%, 2/1/18	1,000,000	1,053,750
		7,895,625
Industrials - 14.5%
Affinion Group Inc., 10.125%, 10/15/13	250,000	257,188
Affinion Group Inc., 11.5%, 10/15/15	750,000	795,000
ARAMARK Corp., 8.5%, 2/1/15	1,000,000	1,050,000
Avis Budget Car Rental LLC / Avis Budget Finance Inc., 7.625%, 5/15/14	500,000	513,750
Avis Budget Car Rental LLC / Avis Budget Finance Inc., 9.625%, 3/15/18	250,000	268,750
Avis Budget Car Rental LLC / Avis Budget Finance Inc. (A), 8.25%, 1/15/19	500,000	505,000
Baldor Electric Co., 8.625%, 2/15/17	750,000	800,625
Bristow Group Inc., 7.5%, 9/15/17	250,000	259,375
Casella Waste Systems Inc., 9.75%, 2/1/13	350,000	352,187
Covanta Holding Corp. (C), 1%, 2/1/27	200,000	194,500
FTI Consulting Inc., 7.75%, 10/1/16	350,000	370,562
Gulfmark Offshore Inc., 7.75%, 7/15/14	200,000	203,500
Hertz Corp./The, 8.875%, 1/1/14	250,000	256,875
Hertz Corp./The, 10.5%, 1/1/16	250,000	265,938
Hornbeck Offshore Services Inc., Series B, 6.125%, 12/1/14	500,000	500,000
Iron Mountain Inc., 7.75%, 1/15/15	375,000	377,812
Mac-Gray Corp., 7.625%, 8/15/15	350,000	345,188
Moog Inc., 7.25%, 6/15/18	500,000	523,750
Pinafore LLC/Pinafore Inc. (A), 9%, 10/1/18	500,000	535,000
RBS Global Inc./Rexnord LLC, 8.5%, 5/1/18	500,000	525,000
RSC Equipment Rental Inc./RSC Holdings III LLC, 9.5%, 12/1/14	1,000,000	1,043,750
ServiceMaster Co./The, PIK (A), 10.75%, 7/15/15	750,000	804,375
SPX Corp., 7.625%, 12/15/14	750,000	832,500
Terex Corp., 8%, 11/15/17	550,000	548,625
Texas Industries Inc. (A), 9.25%, 8/15/20	400,000	421,000
TransDigm Inc., 7.75%, 7/15/14	500,000	513,750
Trinity Industries Inc. (C), 3.875%, 6/1/36	1,000,000	931,250
United Rentals North America Inc., 7.75%, 11/15/13	450,000	455,062
United Rentals North America Inc., 10.875%, 6/15/16	250,000	285,000
United Rentals North America Inc., 9.25%, 12/15/19	700,000	777,000
United Rentals North America Inc., 8.375%, 9/15/20	500,000	507,500
USG Corp., 9.5%, 1/15/18	500,000	492,500
	Par Value	Value (Note 2)
WCA Waste Corp. (E), 9.25%, 6/15/14	$ 250,000	$ 258,750
West Corp./Old, 9.5%, 10/15/14	750,000	785,625
West Corp./Old, 11%, 10/15/16	500,000	540,000
		18,096,687
Information Technology - 5.0%
ADC Telecommunications Inc. (C) (D), 1.121%, 6/15/13	500,000	495,625
Advanced Micro Devices Inc. (C), 6%, 5/1/15	477,000	474,019
Advanced Micro Devices Inc., 8.125%, 12/15/17	250,000	270,000
Alcatel-Lucent USA Inc., Series B (C), 2.875%, 6/15/25	1,000,000	932,500
Equinix Inc., 8.125%, 3/1/18	500,000	530,000
GXS Worldwide Inc., 9.75%, 6/15/15	300,000	309,750
Sanmina-SCI Corp., 8.125%, 3/1/16	600,000	616,500
SunGard Data Systems Inc., 9.125%, 8/15/13	1,100,000	1,126,125
SunGard Data Systems Inc., 10.625%, 5/15/15	500,000	558,750
SunGard Data Systems Inc., 10.25%, 8/15/15	400,000	421,500
Syniverse Technologies Inc., Series B (E), 7.75%, 8/15/13	500,000	510,000
		6,244,769
Materials - 10.0%
AK Steel Corp., 7.625%, 5/15/20	500,000	520,625
Arch Coal Inc., 8.75%, 8/1/16	500,000	561,250
Arch Coal Inc., 7.25%, 10/1/20	1,000,000	1,095,000
Arch Western Finance LLC, 6.75%, 7/1/13	213,000	215,130
Cascades Inc. (B), 7.875%, 1/15/20	250,000	268,437
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 8.5%, 12/15/19	300,000	330,000
Consol Energy Inc. (A), 8.25%, 4/1/20	1,000,000	1,115,000
Crown Americas LLC / Crown Americas Capital Corp. II, 7.625%, 5/15/17	1,000,000	1,090,000
Ferro Corp., 7.875%, 8/15/18	500,000	531,875
FMG Resources August 2006 Pty Ltd. (A) (B), 7%, 11/1/15	1,000,000	1,025,000
Graham Packaging Co. LP/GPC Capital Corp. I, 9.875%, 10/15/14	500,000	518,750
Graham Packaging Co. LP/GPC Capital Corp. I (A), 8.25%, 1/1/17	500,000	518,750
Graphic Packaging International Inc., 9.5%, 6/15/17	500,000	551,250
Greif Inc., 6.75%, 2/1/17	250,000	260,625
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	250,000	268,438
Huntsman International LLC, 5.5%, 6/30/16	500,000	496,875
Lyondell Chemical Co. (A), 8%, 11/1/17	500,000	547,500
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 7.75%, 10/15/16	1,000,000	1,060,000
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 8.5%, 5/15/18	250,000	255,625

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

High Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Materials (continued)
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC (A), 9%, 4/15/19	$ 500,000	$ 519,375
Rock-Tenn Co., 9.25%, 3/15/16	250,000	273,750
Steel Dynamics Inc., 7.375%, 11/1/12	350,000	374,062
		12,397,317
Telecommunication Services - 7.1%
Angel Lux Common S.A. (A) (B) (E), 8.875%, 5/1/16	500,000	530,000
Frontier Communications Corp., 8.5%, 4/15/20	1,000,000	1,155,000
Level 3 Communications Inc. (C), 3.5%, 6/15/12	950,000	884,687
Nextel Communications Inc., Series D, 7.375%, 8/1/15	500,000	501,875
PAETEC Holding Corp., 8.875%, 6/30/17	500,000	538,750
Qwest Communications International Inc., 7.5%, 2/15/14	385,000	392,700
Qwest Communications International Inc., Series B, 7.5%, 2/15/14	350,000	357,000
Qwest Communications International Inc. (A), 7.125%, 4/1/18	500,000	531,250
Sprint Nextel Corp., 8.375%, 8/15/17	500,000	551,250
tw telecom holdings, Inc., 8%, 3/1/18	500,000	540,000
Wind Acquisition Finance S.A. (A) (B), 11.75%, 7/15/17	1,000,000	1,140,000
Windstream Corp., 8.625%, 8/1/16	300,000	318,750
Windstream Corp., 7.875%, 11/1/17	1,000,000	1,092,500
Windstream Corp., 7%, 3/15/19	250,000	252,813
		8,786,575
Utilities - 4.4%
AES Corp./The, 8%, 10/15/17	1,500,000	1,650,000
AES Corp./The, 8%, 6/1/20	250,000	280,625
Calpine Corp. (A), 7.25%, 10/15/17	500,000	520,000
Mirant Americas Generation LLC, 8.3%, 5/1/11	480,000	492,000
Mirant Americas Generation LLC, 8.5%, 10/1/21	500,000	490,000
Mirant North America LLC, 7.375%, 12/31/13	250,000	256,563
NRG Energy Inc., 7.375%, 2/1/16	750,000	780,937
NRG Energy Inc., 7.375%, 1/15/17	250,000	260,625
NRG Energy Inc. (A), 8.25%, 9/1/20	500,000	530,000
RRI Energy Inc., 7.625%, 6/15/14	250,000	251,875
		5,512,625
Total Corporate Notes and Bonds ( Cost $106,108,053 )		116,247,969
	Shares	Value (Note 2)
INVESTMENT COMPANY - 6.1%
State Street Institutional U.S. Government Money Market Fund	7,599,938	$ 7,599,938
Total Investment Company( Cost $7,599,938 )		7,599,938
TOTAL INVESTMENTS - 99.5% ( Cost $113,707,991** )		123,847,907
NET OTHER ASSETS AND LIABILITIES - 0.5%		616,392
TOTAL NET ASSETS - 100.0%		$124,464,299

**	Aggregate cost for Federal tax purposes was $113,866,821.
(A)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or  other "qualified institutional investors."

(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 5.6% of total net assets.
(C)	Convertible.
(D)	Floating rate or variable rate note. Rate shown is as of October 31, 2010.
(E)	Illiquid security. (See Note 2.)
PIK	Payment in Kind.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.
ULC	Unlimited Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Diversified Income Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 51.3%
Consumer Discretionary - 2.5%
McDonald’s Corp.	9,500	$ 738,815
Omnicom Group Inc.	18,500	813,260
VF Corp.	9,200	765,808
		2,317,883
Consumer Staples - 9.6%
Altria Group Inc.	29,500	749,890
Avon Products Inc.	23,500	715,575
Coca-Cola Co./The	19,800	1,214,136
Diageo PLC, ADR	6,400	473,600
Kraft Foods Inc., Class A	32,051	1,034,286
PepsiCo Inc./NC	19,000	1,240,700
Philip Morris International Inc.	27,000	1,579,500
Procter & Gamble Co./The	11,000	699,270
Sysco Corp.	18,500	545,010
Walgreen Co.	16,500	559,020
		8,810,987
Energy - 6.9%
Chevron Corp.	29,500	2,436,995
ConocoPhillips	30,000	1,782,000
Ensco PLC, ADR	12,500	579,250
Marathon Oil Corp.	27,000	960,390
Spectra Energy Corp.	25,000	594,250
		6,352,885
Financials - 5.8%
Axis Capital Holdings Ltd.	21,000	714,210
Bank of New York Mellon Corp./The	25,500	639,030
NYSE Euronext	18,000	551,520
Travelers Cos. Inc./The	17,000	938,400
US Bancorp	37,000	894,660
Wells Fargo & Co.	37,000	964,960
Willis Group Holdings PLC	20,000	636,000
		5,338,780
Health Care - 9.2%
Baxter International Inc.	12,500	636,250
Johnson & Johnson	30,200	1,922,834
Medtronic Inc.	23,500	827,435
Merck & Co. Inc.	50,000	1,814,000
Novartis AG, ADR	18,000	1,043,100
Pfizer Inc.	122,062	2,123,879
		8,367,498
Industrials - 4.9%
3M Co.	8,500	715,870
Honeywell International Inc.	10,500	494,655
Illinois Tool Works Inc.	19,000	868,300
Lockheed Martin Corp.	13,700	976,673
	Shares	Value (Note 2)
United Technologies Corp.	7,000	$ 523,390
Waste Management Inc.	25,300	903,716
		4,482,604
Information Technology - 6.4%
Automatic Data Processing Inc.	13,800	612,996
Broadridge Financial Solutions Inc.	31,500	693,000
Intel Corp.	73,600	1,477,152
International Business Machines Corp.	4,900	703,640
Linear Technology Corp.	17,500	564,025
Microsoft Corp.	42,000	1,118,880
Paychex Inc.	25,500	706,350
		5,876,043
Materials - 1.6%
Air Products & Chemicals Inc.	9,500	807,215
Nucor Corp.	16,000	611,520
		1,418,735
Telecommunication Services - 2.7%
AT&T Inc.	67,092	1,912,122
Vodafone Group PLC, ADR	19,000	522,690
		2,434,812
Utilities - 1.7%
Duke Energy Corp.	26,000	473,460
Exelon Corp.	14,000	571,480
FirstEnergy Corp.	13,600	493,952
		1,538,892
Total Common Stocks ( Cost $42,941,690 )		46,939,119
	Par Value
ASSET BACKED SECURITIES - 1.2%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$ 98,971	$ 102,630
CarMax Auto Owner Trust, Series 2007-2, Class B, 5.37%, 3/15/13	525,000	536,355
Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, 10/15/14	465,000	505,481
Total Asset Backed Securities ( Cost $1,091,785 )		1,144,466
CORPORATE NOTES AND BONDS - 19.9%
Consumer Discretionary - 2.0%
American Association of Retired Persons (B) (C), 7.5%, 5/1/31	750,000	912,497
DR Horton Inc., 5.25%, 2/15/15	130,000	128,700
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	325,000	345,320
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	400,000	436,000
		1,822,517

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Diversified Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
CORPORATE NOTES AND BONDS (continued)
Consumer Staples - 0.9%
Kraft Foods Inc., 6.5%, 11/1/31	$ 475,000	$ 534,354
WM Wrigley Jr. Co. (B) (C), 3.05%, 6/28/13	280,000	288,734
		823,088
Energy - 0.7%
Hess Corp., 7.875%, 10/1/29	150,000	190,510
Transocean Inc. (D), 7.5%, 4/15/31	400,000	433,128
		623,638
Financials - 5.5%
Bear Stearns Cos. LLC/The, 7.25%, 2/1/18	250,000	305,048
HCP Inc., 6.7%, 1/30/18	335,000	371,700
Lehman Brothers Holdings Inc.* (E), 5.75%, 1/3/17	410,000	41
Merrill Lynch & Co. Inc., 6.15%, 4/25/13	315,000	341,422
National Rural Utilities Cooperative Finance Corp., Series C, 7.25%, 3/1/12	600,000	651,103
Nationwide Health Properties Inc., Series D, 8.25%, 7/1/12	600,000	651,442
Nissan Motor Acceptance Corp. (B) (C), 5.625%, 3/14/11	760,000	773,591
Simon Property Group L.P., 5.875%, 3/1/17	140,000	160,529
SLM Corp., 5.125%, 8/27/12	355,000	363,300
Swiss Re Solutions Holding Corp., 7%, 2/15/26	210,000	227,717
Swiss Re Solutions Holding Corp., 7.75%, 6/15/30	205,000	238,471
US Bank NA/Cincinnati OH, 6.3%, 2/4/14	500,000	573,562
Wells Fargo & Co., 5.25%, 10/23/12	330,000	356,995
		5,014,921
Food & Drug Retailers - 0.1%
New Albertsons Inc., 7.5%, 2/15/11	90,000	91,350
Health Care - 2.5%
Amgen Inc., 5.85%, 6/1/17	1,050,000	1,255,320
Eli Lilly & Co., 6.57%, 1/1/16	300,000	366,246
Genentech Inc., 5.25%, 7/15/35	195,000	201,856
Merck & Co. Inc., 5.75%, 11/15/36	220,000	248,037
Wyeth, 6.5%, 2/1/34	150,000	180,707
		2,252,166
Industrials - 1.3%
Boeing Co./The, 8.625%, 11/15/31	150,000	210,850
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	175,000	230,365
Norfolk Southern Corp., 5.59%, 5/17/25	239,000	262,252
Norfolk Southern Corp., 7.05%, 5/1/37	260,000	322,348
Waste Management Inc., 7.125%, 12/15/17	150,000	183,794
		1,209,609
Information Technology - 0.3%
Cisco Systems Inc., 5.5%, 2/22/16	240,000	284,173
	Par Value	Value (Note 2)
Materials - 0.2%
Westvaco Corp., 8.2%, 1/15/30	$ 175,000	$ 189,685
Telecommunication Services - 1.0%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	415,000	589,360
Rogers Communications Inc. (D), 6.25%, 6/15/13	315,000	354,955
		944,315
Utilities - 5.4%
Iberdrola USA Inc. (D), 8.05%, 11/15/10	500,000	500,615
Interstate Power & Light Co., 6.25%, 7/15/39	175,000	200,870
MidAmerican Energy Co., 5.65%, 7/15/12	1,000,000	1,074,853
Nevada Power Co., Series R, 6.75%, 7/1/37	400,000	469,659
Progress Energy Inc., 7.75%, 3/1/31	350,000	450,865
Sierra Pacific Power Co., Series M, 6%, 5/15/16	126,000	147,576
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	500,000	547,495
Westar Energy Inc., 6%, 7/1/14	600,000	689,986
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	895,519
		4,977,438
Total Corporate Notes and Bonds ( Cost $16,972,624 )		18,232,900
MORTGAGE BACKED SECURITIES - 12.6%
Fannie Mae - 10.8%
4%, 4/1/15 Pool # 255719	138,614	143,695
5.5%, 4/1/16 Pool # 745444	183,286	197,126
6%, 5/1/16 Pool # 582558	33,759	36,672
5%, 12/1/17 Pool # 672243	365,352	393,222
5%, 5/1/20 Pool # 813965	337,172	364,157
4.5%, 9/1/20 Pool # 835465	502,815	536,701
6%, 5/1/21 Pool # 253847	54,832	59,708
7%, 12/1/29 Pool # 762813	16,458	18,694
7%, 11/1/31 Pool # 607515	35,586	40,800
7%, 5/1/32 Pool # 644591	35,378	40,562
5.5%, 10/1/33 Pool # 254904	375,146	406,715
5%, 5/1/34 Pool # 782214	16,069	17,179
5%, 6/1/34 Pool # 255230	333,523	356,571
7%, 7/1/34 Pool # 792636	10,784	12,288
5.5%, 8/1/34 Pool # 793647	117,406	127,653
5.5%, 3/1/35 Pool # 810075	222,724	240,632
5.5%, 3/1/35 Pool # 815976	594,079	641,844
5%, 8/1/35 Pool # 829670	326,046	348,374
5%, 9/1/35 Pool # 820347	289,354	313,871
5%, 9/1/35 Pool # 835699	281,988	305,882
5%, 10/1/35 Pool # 797669	529,057	571,735
5%, 11/1/35 Pool # 844504	372,935	403,019
5%, 11/1/35 Pool # 844809	331,666	354,380
5%, 12/1/35 Pool # 850561	316,504	338,179

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Diversified Income Fund Portfolio of Investments
	Par Value	Value (Note 2)
MORTGAGE BACKED SECURITIES (continued)
5.5%, 2/1/36 Pool # 851330	$ 109,517	$ 118,322
5.5%, 9/1/36 Pool # 831820	503,765	553,242
6%, 9/1/36 Pool # 831741	292,627	318,761
5.5%, 10/1/36 Pool # 896340	105,090	113,178
5.5%, 10/1/36 Pool # 901723	425,443	458,187
5.5%, 12/1/36 Pool # 902853	467,559	506,029
5.5%, 12/1/36 Pool # 903059	475,356	519,221
5.5%, 12/1/36 Pool # 907512	440,422	474,319
5.5%, 12/1/36 Pool # 907635	498,278	543,354
		9,874,272
Freddie Mac - 1.7%
8%, 6/1/30 Pool # C01005	7,236	8,348
6.5%, 1/1/32 Pool # C62333	106,513	120,086
5%, 7/1/33 Pool # A11325	1,052,847	1,125,441
6%, 10/1/34 Pool # A28439	58,245	64,129
6%, 10/1/34 Pool # A28598	42,789	47,112
5%, 4/1/35 Pool # A32315	98,601	106,725
5%, 4/1/35 Pool # A32316	78,329	84,782
		1,556,623
Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	8,956	9,686
6.5%, 2/20/29 Pool # 2714	50,126	56,829
6.5%, 4/20/31 Pool # 3068	32,634	36,866
		103,381
Total Mortgage Backed Securities ( Cost $10,634,313 )		11,534,276
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.5%
U.S. Treasury Bond - 1.3%
6.625%, 2/15/27	860,000	1,209,375
U.S. Treasury Notes - 10.2%
0.875%, 2/28/11	225,000	225,519
4.875%, 4/30/11	320,000	327,450
4.625%, 12/31/11	1,100,000	1,155,859
1.375%, 5/15/12	375,000	381,196
3.125%, 8/31/13	290,000	311,818
4%, 2/15/14	1,150,000	1,277,937
4.25%, 8/15/14	1,575,000	1,780,241
4.25%, 11/15/14	2,000,000	2,271,876
2.5%, 3/31/15	190,000	202,470
4.25%, 8/15/15	60,000	68,869
4.25%, 11/15/17	1,100,000	1,270,157
		9,273,392
Total U.S. Government and Agency Obligations ( Cost $9,808,640 )		10,482,767
	Shares	Value (Note 2)
INVESTMENT COMPANY - 2.3%
State Street Institutional U.S. Government Money Market Fund	2,107,494	$ 2,107,494
Total Investment Company ( Cost $2,107,494 )		2,107,494
TOTAL INVESTMENTS - 98.8% ( Cost $83,556,546** )		90,441,022
NET OTHER ASSETS AND LIABILITIES - 1.2%		1,109,628
TOTAL NET ASSETS - 100.0%		$ 91,550,650

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $83,746,620.
(A)	Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
(B)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(C)	Illiquid security. (See Note 2.)
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.9% of total net assets.
(E)	In default. Issuer is bankrupt.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Equity Income Fund Portfolio of Investments
	Shares	Value (Note 2)
COMMON STOCKS - 81.4%
Consumer Discretionary - 11.4%
American Eagle Outfitters Inc.	40,000	$ 640,400
Best Buy Co. Inc.	20,000	859,600
Coach Inc.	25,000	1,250,000
Kohl’s Corp.*	15,000	768,000
Target Corp.	10,000	519,400
		4,037,400
Energy - 13.1%
Noble Corp.*	30,000	1,035,900
Petrohawk Energy Corp.*	40,000	680,400
Schlumberger Ltd.	15,000	1,048,350
Southwestern Energy Co.*	26,000	880,100
Weatherford International Ltd.*	60,000	1,008,600
		4,653,350
Financials - 18.0%
Affiliated Managers Group Inc.*	14,000	1,198,540
Bank of New York Mellon Corp./The	26,000	651,560
Capital One Financial Corp.	21,000	782,670
IntercontinentalExchange Inc.*	9,000	1,033,830
Morgan Stanley	37,000	920,190
State Street Corp.	21,000	876,960
Wells Fargo & Co.	35,000	912,800
		6,376,550
Health Care - 16.0%
Celgene Corp.*	15,000	931,050
Community Health Systems Inc.*	20,000	601,600
Gilead Sciences Inc.*	24,000	952,080
Mylan Inc./PA*	50,000	1,016,000
Pfizer Inc.	30,000	522,000
St Jude Medical Inc.*	17,000	651,100
UnitedHealth Group Inc.	28,000	1,009,400
		5,683,230
Industrials - 2.2%
Jacobs Engineering Group Inc.*	20,000	772,200
	Shares	Value (Note2)
Information Technology - 20.7%
Adobe Systems Inc.*	30,000	$ 844,500
BMC Software Inc.*	24,000	1,091,040
Brocade Communications Systems Inc.*	120,000	758,400
Cisco Systems Inc.*	40,000	913,200
Google Inc., Class A*	3,000	1,838,970
Varian Semiconductor Equipment Associates Inc.*	25,000	816,750
Visa Inc., Class A	14,000	1,094,380
		7,357,240
Total Common Stocks (Cost $28,853,370)		28,879,970
	Par Value
U.S. GOVERNMENT AND AGENCY BONDS - 1.4%
U.S. Treasury Note - 1.4%
0.875%, 2/28/2011	$500,000	501,231

Total U.S. Government and Agency Bonds ( Cost $501,096 )		501,231
	Shares
INVESTMENT COMPANY - 2.6%
Powershares QQQ Nasdaq 100	18,000	939,420
Total Investment Company ( Cost $884,065 )		939,420
Repurchase Agreement - 17.1%
With U.S. Bank National Association issued 10/29/10 at 0.01%, due 11/1/10, collateralized by $6,200,020 in Freddie Mac Pool #E99837 due 10/1/18. Proceeds at maturity are $6,078,117 (Cost $6,078,112)		6,078,112
TOTAL INVESTMENTS - 102.5% (Cost $36,316,643**)		36,398,733
NET OTHER ASSETS AND LIABILITIES - 2.3%		$831,739
TOTAL CALL & PUT OPTIONS WRITTEN - (4.8%)		($1,710,208)
TOTAL NET ASSETS - 100.0%		$ 35,520,264

*	Non-income producing.
**	Aggregate Cost for Federal Tax purposes was $36,328,414.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Equity Income Fund Portfolio of Investments
Call Options Written	Contracts (100 shares per contract)	Expiration Date	Exercise Price	Value (Note 2)
Affiliated Managers Group Inc.	140	December 2010	80.00	$113,400
American Eagle Outfitters Inc.	200	February 2011	15.00	39,500
American Eagle Outfitters Inc.	200	May 2011	17.00	29,500
Bank of New York Mellon Corp./The	260	January 2011	28.00	8,060
Best Buy Co. Inc.	200	January 2011	38.00	117,000
BMC Software Inc.	240	January 2011	40.00	153,600
Capital One Financial Corp.	210	March 2011	43.00	28,140
Celgene Corp.	150	January 2011	62.50	43,275
Coach Inc.	150	January 2011	40.00	157,500
Coach Inc.	100	February 2011	42.00	91,000
Community Health Systems Inc.	186	December 2010	34.00	6,975
Gilead Sciences Inc.	110	May 2011	39.00	42,350
Google Inc.	30	January 2011	610.00	100,200
IntercontinentalExchange Inc.	90	January 2011	110.00	90,450
Kohl’s Corp.	150	April 2011	55.00	35,250
Mylan Inc./PA	250	April 2011	21.00	30,375
Noble Corp.	150	March 2011	40.00	14,025
Petrohawk Energy Corp.	200	March 2011	20.00	15,900
Powershares QQQ Nasdaq 100	180	January 2011	50.00	61,830
Schlumberger Ltd.	150	February 2011	65.00	116,250
St Jude Medical Inc.	170	April 2011	40.00	35,275
State Street Corp.	110	January 2011	40.00	39,050
Target Corp.	100	January 2011	55.00	9,050
UnitedHealth Group Inc.	150	January 2011	34.00	47,250
UnitedHealth Group Inc.	130	March 2011	35.00	40,300
Varian Semiconductor Equipment Associates Inc.	250	February 2011	30.00	108,750
Visa Inc.	140	January 2011	80.00	44,100
Weatherford International Ltd.	246	January 2011	17.50	23,124
Weatherford International Ltd.	354	February 2011	17.00	49,029
Wells Fargo & Co	160	January 2011	29.00	10,400
Total Call Options Written (Premiums received $1,133,268)				$1,700,908

Put Options Written	Contracts (100 shares per contract)	Expiration Date	Exercise Price	Value (Note 2)
Target Corp.	100	January 2011	47.50	$9,300
Total Put Options Written (Premiums received $20,925)				$9,300

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Large Cap Value Fund Portfolio of Investments
	Shares	Value (Note2)
COMMON STOCKS - 98.4%
Consumer Discretionary - 4.2%
Lowe’s Cos. Inc.	74,000	$ 1,578,420
Omnicom Group Inc.	75,000	3,297,000
Viacom Inc.	40,500	1,562,895
		6,438,315
Consumer Staples - 13.0%
Diageo PLC, ADR	17,000	1,258,000
Kraft Foods Inc., Class A	105,000	3,388,350
PepsiCo Inc./NC	59,500	3,885,350
Philip Morris International Inc.	29,000	1,696,500
Procter & Gamble Co./The	43,000	2,733,510
Sysco Corp.	55,000	1,620,300
Wal-Mart Stores Inc.	48,000	2,600,160
Walgreen Co.	77,000	2,608,760
		19,790,930
Energy - 14.9%
Chevron Corp.	59,066	4,879,442
ConocoPhillips	53,000	3,148,200
Marathon Oil Corp.	86,000	3,059,020
Noble Corp.	104,000	3,591,120
Occidental Petroleum Corp.	60,000	4,717,800
Southwestern Energy Co. *	100,000	3,385,000
		22,780,582
Financials - 20.8%
American Express Co.	80,000	3,316,800
Arch Capital Group Ltd. *	30,000	2,591,700
Bank of New York Mellon Corp./The	177,000	4,435,620
JPMorgan Chase & Co.	103,968	3,912,316
Morgan Stanley	125,000	3,108,750
Travelers Cos. Inc./The	54,000	2,980,800
US Bancorp	180,000	4,352,400
Wells Fargo & Co.	192,000	5,007,360
Willis Group Holdings PLC	64,000	2,035,200
		31,740,946
Health Care - 15.8%
Baxter International Inc.	38,000	1,934,200
Johnson & Johnson	95,000	6,048,650
Medtronic Inc.	60,000	2,112,600
Merck & Co. Inc.	107,000	3,881,960
Pfizer Inc.	351,040	6,108,096
Quest Diagnostics Inc./DE	35,000	1,719,900
UnitedHealth Group Inc.	61,500	2,217,075
		24,022,481
	Shares	Value (Note2)
Industrials - 8.3%
General Electric Co.	138,600	$ 2,220,372
Illinois Tool Works Inc.	60,000	2,742,000
Lockheed Martin Corp.	43,000	3,065,470
United Technologies Corp.	23,000	1,719,710
Waste Management Inc.	82,000	2,929,040
		12,676,592
Information Technology - 11.6%
Cisco Systems Inc. *	140,000	3,196,200
Intel Corp.	235,000	4,716,450
International Business Machines Corp.	28,000	4,020,800
Microsoft Corp.	135,000	3,596,400
Western Union Co./The	126,000	2,217,600
		17,747,450
Materials - 2.7%
Air Products & Chemicals Inc.	26,000	2,209,220
Nucor Corp.	50,000	1,911,000
		4,120,220
Telecommunication Services - 3.7%
AT&T Inc.	132,532	3,777,162
Vodafone Group PLC, ADR	65,500	1,801,905
		5,579,067
Utilities - 3.4%
Exelon Corp.	87,500	3,571,750
NextEra Energy Inc.	30,000	1,651,200
		5,222,950
Total Common Stocks ( Cost $143,644,625 )		150,119,533
INVESTMENT COMPANY - 1.7%
State Street Institutional U.S. Government Money Market Fund	2,596,954	2,596,954
Total Investment Company ( Cost $2,596,954 )		2,596,954
TOTAL INVESTMENTS - 100.1% ( Cost $146,241,579** )		152,716,487
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(100,383)
TOTAL NET ASSETS - 100.0%		$152,616,104

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $146,528,743.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Large Cap Growth Fund Portfolio of Investments
	Shares	Value (Note2)
COMMON STOCKS - 95.8%
Consumer Discretionary - 8.4%
Amazon.com Inc. *	21,400	$ 3,533,996
Lamar Advertising Co., Class A *	46,100	1,566,939
McDonald’s Corp.	19,590	1,523,514
Omnicom Group Inc.	67,378	2,961,937
Starbucks Corp.	55,800	1,589,184
Vitamin Shoppe Inc. *	26,200	728,622
Yum! Brands Inc.	17,861	885,191
		12,789,383
Consumer Staples - 8.2%
Coca-Cola Co./The	88,700	5,439,084
Diageo PLC, ADR	20,740	1,534,760
PepsiCo Inc./NC	85,760	5,600,128
		12,573,972
Energy - 9.8%
Occidental Petroleum Corp.	58,800	4,623,444
Petrohawk Energy Corp. *	182,405	3,102,709
Schlumberger Ltd.	37,500	2,620,875
Southwestern Energy Co. *	52,170	1,765,955
Weatherford International Ltd. *	167,285	2,812,061
		14,925,044
Financials - 6.8%
Axis Capital Holdings Ltd.	68,139	2,317,407
Green Dot Corp., Class A *	22,423	1,139,088
IntercontinentalExchange Inc. *	14,150	1,625,411
T Rowe Price Group Inc.	95,054	5,253,635
		10,335,541
Health Care - 12.6%
Allergan Inc./United States	45,530	3,296,827
Celgene Corp. *	116,125	7,207,879
HMS Holdings Corp. *	56,899	3,420,199
Johnson & Johnson	58,500	3,724,695
UnitedHealth Group Inc.	42,560	1,534,288
		19,183,888
Industrials - 9.0%
3M Co.	17,965	1,513,012
Boeing Co./The	23,020	1,626,133
Deere & Co.	27,500	2,112,000
Emerson Electric Co.	68,000	3,733,200
EnerNOC Inc. *	15,634	470,114
Illinois Tool Works Inc.	61,100	2,792,270
Waste Management Inc.	42,055	1,502,205
		13,748,934
Information Technology - 38.8%
Communications Equipment - 7.7%
Cisco Systems Inc. *	307,325	7,016,230
QUALCOMM Inc.	105,310	4,752,640
		11,768,870
	Shares	Value (Note2)
Computers & Peripherals - 5.4%
Apple Inc. *	27,290	$ 8,210,742
Electronic Equipment, Instruments & Components - 1.0%
FLIR Systems Inc. *	57,400	1,598,016
Internet Software & Services - 9.2%
eBay Inc. *	114,600	3,416,226
Google Inc., Class A *	17,212	10,550,784
		13,967,010
IT Services - 7.3%
International Business Machines Corp.	31,213	4,482,187
VeriFone Systems Inc. *	24,200	818,686
Visa Inc., Class A	74,400	5,815,848
		11,116,721
Semiconductors & Semiconductor Equipment - 4.3%
Intel Corp.	163,600	3,283,452
Varian Semiconductor Equipment Associates Inc. *	99,689	3,256,840
		6,540,292
Software - 3.9%
BMC Software Inc. *	38,685	1,758,620
Microsoft Corp.	128,110	3,412,850
Salesforce.com Inc. *	7,050	818,294
		5,989,764
Materials - 2.2%
Ecolab Inc.	69,245	3,415,163
Total Common Stocks ( Cost $124,699,825 )		146,163,340
INVESTMENT COMPANY - 5.5%
State Street Institutional U.S. Government Money Market Fund	8,422,475	8,422,475
Total Investment Company ( Cost $8,422,475 )		8,422,475
TOTAL INVESTMENTS - 101.3% ( Cost $133,122,300** )		154,585,815
NET OTHER ASSETS AND LIABILITIES - (1.3%)		(2,023,386)
TOTAL NET ASSETS - 100.0%		$152,562,429
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $134,608,075.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Mid Cap Fund Portfolio of Investments
	Shares	Value (Note2)
COMMON STOCKS - 91.8%
Consumer Discretionary - 11.3%
Bed Bath & Beyond Inc. *	33,752	$ 1,481,713
CarMax Inc. *	59,034	1,829,463
Lamar Advertising Co., Class A *	40,715	1,383,903
Omnicom Group Inc.	37,875	1,664,985
Sears Holdings Corp. *	15,439	1,111,299
Yum! Brands Inc.	28,312	1,403,143
		8,874,506
Consumer Staples - 5.7%
Brown-Forman Corp., Class B	18,182	1,105,648
McCormick & Co. Inc./MD	42,383	1,874,176
Walgreen Co.	44,440	1,505,627
		4,485,451
Energy - 8.3%
Contango Oil & Gas Co. *	23,670	1,244,805
Ensco PLC, ADR	32,775	1,518,794
EOG Resources Inc.	12,735	1,218,994
Noble Corp.	39,995	1,381,028
Southwestern Energy Co. *	33,160	1,122,466
		6,486,087
Financials - 21.1%
Arch Capital Group Ltd. *	20,025	1,729,960
Brookfield Asset Management Inc., Class A	73,320	2,179,070
Brookfield Properties Corp.	92,940	1,616,227
Brown & Brown Inc.	66,275	1,477,270
IntercontinentalExchange Inc. *	12,639	1,451,842
Leucadia National Corp. *	59,599	1,515,006
Markel Corp. *	4,318	1,446,616
RLI Corp.	24,727	1,419,824
SEI Investments Co.	61,751	1,367,785
T Rowe Price Group Inc.	21,507	1,188,692
WR Berkley Corp.	44,082	1,213,137
		16,605,429
Health Care - 11.9%
Covance Inc. *	30,533	1,434,746
CR Bard Inc.	15,310	1,272,567
DENTSPLY International Inc.	51,278	1,609,616
IDEXX Laboratories Inc. *	23,944	1,435,682
Laboratory Corp. of America Holdings *	24,131	1,962,333
Techne Corp.	27,328	1,664,822
		9,379,766
	Shares	Value (Note2)
Industrials - 14.9%
Aecom Technology Corp. *	47,069	$ 1,246,858
Copart Inc. *	53,541	1,812,898
Expeditors International of Washington Inc.	12,685	626,132
IDEX Corp.	45,708	1,649,145
Jacobs Engineering Group Inc. *	35,085	1,354,632
Knight Transportation Inc.	65,230	1,165,660
Ritchie Bros Auctioneers Inc.	55,557	1,176,697
Wabtec Corp./DE	26,129	1,223,882
Waste Management Inc.	40,126	1,433,301
		11,689,205
Information Technology - 10.8%
Adobe Systems Inc. *	32,919	926,670
Amphenol Corp., Class A	30,925	1,550,270
Blackboard Inc. *	20,835	869,653
Broadridge Financial Solutions Inc.	32,761	720,742
Factset Research Systems Inc.	14,238	1,249,812
FLIR Systems Inc. *	64,855	1,805,563
Western Union Co./The	79,495	1,399,112
		8,521,822
Materials - 5.6%
Ecolab Inc.	23,090	1,138,799
iShares COMEX Gold Trust, ETF *	139,535	1,853,025
Valspar Corp.	44,077	1,414,871
		4,406,695
Telecommunication Service - 2.2%
Crown Castle International Corp. *	40,911	1,764,082
Total Common Stocks ( Cost $61,994,937 )		72,213,043
INVESTMENT COMPANY - 9.2%
State Street Institutional U.S. Government Money Market Fund	7,207,188	7,207,188
Total Investment Company ( Cost $7,207,188 )		7,207,188
TOTAL INVESTMENTS - 101.0% ( Cost $69,202,125** )		79,420,231
NET OTHER ASSETS AND LIABILITIES - (1.0%)		(813,379)
TOTAL NET ASSETS - 100.0%		$ 78,606,852

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $69,219,026.
ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Small Cap Fund Portfolio of Investments
	Shares	Value (Note2)
COMMON STOCKS - 97.6%
Consumer Discretionary - 16.3%
Arbitron Inc.	21,400	$ 541,848
Bally Technologies Inc. *	8,400	303,072
Cato Corp./The, Class A	30,200	798,790
CEC Entertainment Inc. *	11,300	375,160
Choice Hotels International Inc.	10,400	395,512
Dress Barn Inc./The *	17,100	392,274
Helen of Troy Ltd. *	20,200	518,130
Hibbett Sports Inc. *	11,400	307,230
Matthews International Corp., Class A	11,600	383,032
Sonic Corp. *	37,600	333,888
Stage Stores Inc.	48,500	646,505
Tempur-Pedic International Inc. *	6,800	234,600
		5,230,041
Consumer Staples - 3.9%
Casey’s General Stores Inc.	6,900	286,074
Herbalife Ltd.	8,800	561,968
Lance Inc.	17,800	404,772
		1,252,814
Energy - 4.5%
Bristow Group Inc. *	7,800	302,484
Penn Virginia Corp.	21,200	314,184
SEACOR Holdings Inc. *	6,300	596,925
SM Energy Co.	5,700	237,576
		1,451,169
Financials - 23.9%
Alleghany Corp. *	918	275,841
American Campus Communities Inc., REIT	10,000	316,300
AMERISAFE Inc. *	15,500	295,895
Ares Capital Corp.	38,500	644,490
Assured Guaranty Ltd.	20,000	381,000
Delphi Financial Group Inc., Class A	26,200	709,234
DiamondRock Hospitality Co., REIT *	26,184	277,027
Education Realty Trust Inc., REIT	38,500	288,750
First Busey Corp.	40,990	190,193
First Midwest Bancorp Inc./IL	40,300	431,613
Hancock Holding Co.	5,200	163,384
International Bancshares Corp.	22,420	384,054
Mack-Cali Realty Corp., REIT	6,400	214,912
MB Financial Inc.	19,800	294,822
NewAlliance Bancshares Inc.	23,300	300,337
Northwest Bancshares Inc.	32,500	368,550
Platinum Underwriters Holdings Ltd.	13,100	563,955
Realty Income Corp., REIT	600	20,568
Reinsurance Group of America Inc.	10,500	525,735
Validus Holdings Ltd.	9,089	257,764
	Shares	Value (Note2)
Webster Financial Corp.	30,600	$ 523,872
Westamerica Bancorporation	4,400	220,088
		7,648,384
Health Care - 8.4%
Amsurg Corp. *	21,800	394,144
Charles River Laboratories International Inc. *	16,600	543,982
Corvel Corp. *	7,400	331,520
Haemonetics Corp. *	2,800	153,020
ICON PLC, ADR *	32,200	623,070
ICU Medical Inc. *	13,800	503,700
Universal American Corp./NY	8,400	135,072
		2,684,508
Industrials - 21.7%
ACCO Brands Corp. *	48,600	302,778
Acuity Brands Inc.	6,600	330,462
Albany International Corp., Class A	26,800	546,720
Belden Inc.	32,322	901,784
Carlisle Cos. Inc.	29,200	1,024,044
ESCO Technologies Inc.	11,200	383,936
GATX Corp.	15,300	484,398
Genesee & Wyoming Inc., Class A *	13,900	642,597
Kirby Corp. *	11,800	507,282
Mueller Industries Inc.	18,800	552,720
Standard Parking Corp. *	16,400	280,276
Sterling Construction Co. Inc. *	8,600	104,920
Unifirst Corp./MA	3,500	161,105
United Stationers Inc. *	12,600	708,120
		6,931,142
Information Technology - 8.9%
Coherent Inc. *	5,500	230,780
Diebold Inc.	15,800	484,270
Electronics for Imaging Inc. *	17,527	239,945
MAXIMUS Inc.	9,100	551,733
MTS Systems Corp.	10,000	327,700
NAM TAI Electronics Inc. *	29,400	141,708
Websense Inc. *	22,000	442,640
Zebra Technologies Corp., Class A *	12,300	440,094
		2,858,870
Materials - 4.5%
AMCOL International Corp.	1,000	27,740
Aptargroup Inc.	10,000	448,800
Deltic Timber Corp.	7,900	368,772
Zep Inc.	33,200	602,248
		1,447,560
Utilities - 5.5%
Atmos Energy Corp.	11,600	341,620
New Jersey Resources Corp.	6,350	257,111

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Small Cap Fund Portfolio of Investments
	Shares	Value (Note2)
COMMON STOCKS (continued)
Utilities (continued)
Unisource Energy Corp.	15,000	$ 526,050
Westar Energy Inc.	14,800	374,440
WGL Holdings Inc.	7,000	269,850
		1,769,071
Total Common Stocks ( Cost $25,959,228 )		31,273,559
	Shares	Value (Note2)
INVESTMENT COMPANY - 2.5%
State Street Institutional U.S. Government Money Market Fund	815,463	$ 815,463
Total Investment Company ( Cost $815,463 )		815,463
TOTAL INVESTMENTS - 100.1% ( Cost $26,774,691** )		32,089,022
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(46,634)
TOTAL NET ASSETS - 100.0%		$ 32,042,388

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $27,308,388.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

International Stock Fund Portfolio of Investments
	Shares	Value (Note2)
COMMON STOCKS - 96.7%
Australia - 0.8%
QBE Insurance Group Ltd.	48,500	$ 816,191
Belgium - 2.4%
Anheuser-Busch InBev N.V.	39,533	2,477,917
Brazil - 3.0%
Banco do Brasil S.A.	88,159	1,716,205
Cielo S.A.	154,300	1,327,653
		3,043,858
Canada - 1.7%
Potash Corp. of Saskatchewan Inc.	6,100	882,195
Rogers Communications Inc.	24,700	899,943
		1,782,138
China - 1.6%
Industrial & Commercial Bank of China	1,196,800	963,462
Weichai Power Co. Ltd.	54,000	705,718
		1,669,180
Denmark - 1.7%
Novo Nordisk A/S, B Shares	11,525	1,213,135
Pandora AS *	11,092	538,236
		1,751,371
France - 10.7%
BNP Paribas	26,798	1,959,981
Danone	25,510	1,614,582
Sanofi-Aventis S.A.	39,449	2,755,139
Technip S.A.	15,915	1,337,668
Total S.A.	28,631	1,555,890
Valeo S.A. *	32,500	1,746,918
		10,970,178
Germany - 4.3%
Bayerische Motoren Werke AG	16,400	1,175,743
SAP AG	20,000	1,043,015
Siemens AG	18,774	2,144,722
		4,363,480
Hong Kong - 2.1%
AIA Group Ltd. *	83,200	247,950
Esprit Holdings Ltd.	155,407	832,045
Kerry Properties Ltd.	186,900	1,036,826
		2,116,821
Ireland - 0.9%
CRH PLC	55,840	956,322
Israel - 0.9%
Teva Pharmaceutical Industries Ltd., ADR	18,400	954,960
Italy - 1.8%
Atlantia SpA	54,220	1,239,109
Prysmian SpA	29,930	580,276
		1,819,385
	Shares	Value (Note2)
Japan - 18.2%
Asics Corp.	41,990	$ 453,452
Benesse Holdings Inc.	18,800	902,970
Canon Inc.	44,300	2,047,918
Daito Trust Construction Co. Ltd.	31,640	1,910,903
Don Quijote Co. Ltd.	18,600	508,281
eAccess Ltd.	1,186	865,145
Honda Motor Co. Ltd.	47,600	1,737,308
Hoya Corp.	57,100	1,335,432
Keyence Corp.	3,550	880,111
Kubota Corp.	100,200	891,552
Mitsubishi Corp.	40,100	964,254
Mitsubishi Estate Co. Ltd.	67,800	1,187,996
Nidec Corp.	11,400	1,127,675
Sumitomo Mitsui Financial Group Inc.	44,300	1,327,844
Yahoo! Japan Corp.	4,171	1,459,617
Yamada Denki Co. Ltd.	17,540	1,139,980
		18,740,438
Mexico - 0.7%
Grupo Televisa S.A., ADR	34,000	763,300
Netherlands - 1.7%
ING Groep N.V. *	82,700	882,831
TNT N.V.	30,738	817,120
		1,699,951
Norway - 0.8%
Aker Solutions ASA	56,080	854,137
Russia - 0.7%
Lukoil OAO, ADR	12,800	714,250
Singapore - 0.9%
Singapore Telecommunications Ltd.	390,500	932,276
South Korea - 2.1%
Hyundai Mobis	4,714	1,173,001
Samsung Electronics Co. Ltd., GDR (A)	2,912	972,026
		2,145,027
Spain - 2.7%
Amadeus IT Holding S.A. *	44,600	908,457
Banco Santander S.A.	144,129	1,851,727
		2,760,184
Switzerland - 7.4%
Julius Baer Group Ltd.	12,300	519,224
Nestle S.A.	30,770	1,685,385
Novartis AG	44,985	2,607,992
Roche Holding AG	7,807	1,146,396
UBS AG *	99,600	1,686,231
		7,645,228

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

International Stock Fund Portfolio of Investments

	Shares	Value (Note2)
COMMON STOCKS (continued)
Turkey - 1.0%
Turkiye Garanti Bankasi AS, ADR	172,000	$ 1,047,480
United Kingdom - 28.6%
AMEC PLC	33,800	588,172
BAE Systems PLC	174,215	962,242
BG Group PLC	55,051	1,072,205
BHP Billiton PLC	52,000	1,844,338
British Airways PLC *	134,700	584,270
British American Tobacco PLC	27,926	1,064,985
GlaxoSmithKline PLC	93,300	1,825,387
HSBC Holdings PLC	184,383	1,917,742
Informa PLC	225,098	1,572,591
International Power PLC	188,006	1,257,123
Lloyds Banking Group PLC *	1,476,616	1,631,160
Prudential PLC	230,887	2,332,610
Royal Dutch Shell PLC	68,700	2,230,251
Standard Chartered PLC	55,800	1,614,319
Tullow Oil PLC	52,700	1,000,660
Unilever PLC	70,700	2,038,019
Vodafone Group PLC	415,223	1,130,068
WM Morrison Supermarkets PLC	303,800	1,430,201
WPP PLC	109,863	1,278,044
Xstrata PLC	103,100	1,998,123
		29,372,510
Total Common Stocks ( Cost $81,942,808 )		99,396,582
WARRANTS AND RIGHTS - 0.1%
United Kingdom - 0.1%
Standard Chartered PLC NPR Rights, Exp. 11/5/10 (Exercise Price $20.51) *	6,875	57,890
Total Warrants and Rights( Cost $0 )		57,890
INVESTMENT COMPANY - 2.9%
United States - 2.9%
State Street Institutional U.S. Government Money Market Fund	3,010,174	3,010,174
Total Investment Company ( Cost $3,010,174 )		3,010,174
TOTAL INVESTMENTS - 99.7% ( Cost $84,952,982** )		102,464,646
NET OTHER ASSETS AND LIABILITIES - 0.3%		315,619
TOTAL NET ASSETS - 100.0%		$102,780,265

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $87,056,462.
(A)
Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION:
Industry Concentration
% of Net Assets
Consumer Discretionary	13%
Consumer Staples	10%
Energy	9%
Financials	24%
Health Care	10%
Industrials	10%
Information Technology	11%
Materials	6%
Money Market Funds	3%
Telecommunication Services	3%
Utilities	1%
Net Other Assets & Liabilities	0%
100%

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

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MEMBERS Mutual Funds | October 31, 2010

Statements of Assets and Liabilities as of October 31, 2010

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$ 15,335,797	$ 32,421,845	$ 11,298,169
Affiliated issuers3	29,055,514	70,551,660	23,820,326
Net unrealized appreciation
Unaffiliated issuers	786,352	1,819,134	604,848
Affiliated issuers3	1,825,849	3,863,946	1,747,287
Total investments at value	47,003,512	108,656,585	37,470,630
Receivables:
Fund shares sold	21,892	36,120	16,035
Dividends and interest	83,834	122,145	15,118
Total assets	47,109,238	108,814,850	37,501,783
Liabilities:
Payables:
Fund shares repurchased	8,000	99,452	22,984
Auditor fees	10,600	10,600	10,600
Advisory agreement fees	7,884	18,303	6,282
Service agreement fees	9,854	22,878	7,852
Distribution fees - Class B	5,256	15,794	5,747
Distribution fees - Class C	3,328	2,444	334
Shareholder servicing fees	9,854	22,878	7,853
Total liabilities	54,776	192,349	61,652
Net Assets	$ 47,054,462	$108,622,501	$ 37,440,131
Net Assets consist of:
Paid-in capital	$ 47,962,052	$118,648,738	$ 42,088,457
Accumulated net investment income (loss)	(1)	1,042,512	151,318
Accumulated net realized loss on investments sold and foreign currency related transactions	(3,519,790)	(16,751,829)	(7,151,779)
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	2,612,201	5,683,080	2,352,135
Net Assets	$ 47,054,462	$108,622,501	$ 37,440,131
Class A Shares:
Net Assets	$ 33,274,373	$ 79,764,744	$ 27,823,417
Shares of beneficial interest outstanding	3,319,218	8,280,371	3,077,824
Net Asset Value and redemption price per share1	$ 10.02	$ 9.63	$ 9.04
Sales charge of offering price2	0.61	0.59	0.55
Maximum offering price per share	$ 10.63	$ 10.22	$ 9.59
Class B Shares:
Net Assets	$ 8,362,816	$ 25,001,877	$ 9,108,457
Shares of beneficial interest outstanding	833,816	2,611,116	1,016,368
Net Asset Value and redemption price per share1	$ 10.03	$ 9.58	$ 8.96
Class C Shares:
Net Assets	$ 5,417,273	$ 3,855,880	$ 508,257
Shares of beneficial interest outstanding	539,767	402,389	56,677
Net Asset Value and redemption price per share1	$ 10.04	$ 9.58	$ 8.97

1	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
2	Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds.
3	See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Statements of Assets and Liabilities as of October 31, 2010

	Cash Reserves Fund	Bond Fund	High Income Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$ 13,741,455	$202,187,918	$113,707,991
Net unrealized appreciation
Unaffiliated issuers	–	13,803,557	10,139,916
Total investments at value	13,741,455	215,991,475	123,847,907
Receivables:
Investments sold	–	–	–
Fund shares sold	9,425	11,630	9,571
Dividends and interest	45	1,723,777	2,335,612
Due from Adviser	6,037	–	–
Total assets	13,756,962	217,726,882	126,193,090
Liabilities:
Payables:
Investments purchased	–	–	1,035,812
Fund shares repurchased	1,807	530,609	61,520
Auditor fees	3,800	12,100	10,600
Advisory agreement fees	4,764	93,420	57,859
Service agreement fees	1,787	28,026	21,040
Distribution fees - Class B	1,333	5,362	2,899
Shareholder servicing fees	–	11,240	6,229
Accrued expenses and other payables	–	230,315	532,832
Total liabilities	13,491	911,072	1,728,791
Net Assets	$ 13,743,471	$216,815,810	$124,464,299
Net Assets consist of:
Paid-in capital	$ 13,743,481	$204,323,034	$120,583,384
Accumulated undistributed net investment income	–	79,320	88,964
Accumulated net realized loss on investments sold and foreign currency related transactions	(10)	(1,390,101)	(6,347,965)
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	–	13,803,557	10,139,916
Net Assets	$ 13,743,471	$216,815,810	$124,464,299
Class A Shares:
Net Assets	$ 11,687,518	$ 44,238,395	$ 24,985,684
Shares of beneficial interest outstanding	11,689,826	4,228,690	3,519,467
Net Asset Value and redemption price per share1	$ 1.00	$ 10.46	$ 7.10
Sales charge of offering price2	–	0.49	0.33
Maximum offering price per share	$ 1.00	$ 10.95	$ 7.43
Class B Shares:
Net Assets	$ 2,055,953	$ 8,387,604	$ 4,571,623
Shares of beneficial interest outstanding	2,058,765	801,511	635,705
Net Asset Value and redemption price per share1	$ 1.00	$ 10.46	$ 7.19
Class Y Shares3:
Net Assets		$164,189,811	$ 94,906,992
Shares of beneficial interest outstanding		15,702,271	13,392,881
Net Asset Value and redemption price per share1		$ 10.46	$ 7.09

1	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
2	Sales charge of offering price is 4.50% for the Bond and High Income Funds.
3	The Cash Reserves Fund does not have Class Y shares.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Statements of Assets and Liabilities as of October 31, 2010

	Diversified Income Fund	Equity Income Fund	Large Cap Value Fund
Assets:
Investments:
Investments at cost
Unaffiliated issuers	$ 83,556,546	$ 36,316,643	$146,241,579
Net unrealized appreciation
Unaffiliated issuers	6,884,476	82,090	6,474,908
Total investments at value	90,441,022	36,398,733	152,716,487
Foreign currency (cost of $14,246)(Note 2)	–	–	–
Cash	–	137,780	–
Receivables:
Investments sold	712,518	646,288	–
Fund shares sold	10,444	50,326	4,998
Dividends and interest	593,245	4,945	188,242
Other assets	4,793	–	–
Total assets	91,762,022	37,238,072	152,909,727
Liabilities:
Payables:
Investments purchased	–	–	125,751
Fund shares repurchased	95,263	–	18,616
Auditor fees	12,100	7,600	12,100
Advisory agreement fees	50,702	–	71,436
Service agreement fees	15,601	–	46,758
Distribution fees - Class B	11,775	–	5,659
Shareholder servicing fees	22,961	–	13,303
Accrued expenses and other payables	2,970	–	–
Options written, at value (premiums received of $1,154,193)	–	1,710,208	–
Total liabilities	211,372	1,717,808	293,623
Net Assets	$ 91,550,650	$ 35,520,264	$152,616,104
Net Assets consist of:
Paid-in capital	$ 99,372,320	$ 34,671,227	$173,511,985
Accumulated net investment income (loss)	4,151	–	1,560,083
Accumulated net realized gain (loss) on investments sold, options and foreign currency related transactions	(14,710,297)	1,322,962	(28,930,872)
Net unrealized appreciation of investments (including appreciation (depreciation) of options and foreign currency related transactions)	6,884,476	(485,696)	6,474,908
Net Assets	$ 91,550,650	$ 35,520,264	$152,616,104
Class A Shares:
Net Assets	$ 73,039,946	$ 2,886,054	$ 53,519,698
Shares of beneficial interest outstanding	6,542,934	281,116	4,693,029
Net Asset Value and redemption price per share1	$ 11.16	$ 10.27	$ 11.40
Sales charge of offering price2	0.68	0.63	0.70
Maximum offering price per share	$ 11.84	$ 10.90	$ 12.10
Class B Shares3:
Net Assets	$ 18,510,704		$ 8,863,605
Shares of beneficial interest outstanding	1,650,002		791,130
Net Asset Value and redemption price per share1	$ 11.22		$ 11.20
Class Y Shares4:
Net Assets		$ 32,634,210	$ 90,232,801
Shares of beneficial interest outstanding		3,171,046	7,902,697
Net Asset Value and redemption price per share1		$ 10.29	$ 11.42

1	If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.
2	Sales charge of offering price is 5.75% for the Diversified Income, Equity Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds.
3	The Equity Income Fund does not have Class B shares.
4	The Diversified Income Fund does not have Class Y shares.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Statements of Assets and Liabilities as of October 31, 2010

Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$133,122,300	$ 69,202,125	$ 26,774,691	$ 84,952,982

21,463,515	10,218,106	5,314,331	17,511,664
154,585,815	79,420,231	32,089,022	102,464,646
–	–	–	13,811
–	–	–	–

2,614,853	–	31,016	355,764
9,987	8,464	517	12,439
13,121	18,426	9,002	230,802
–	3,523	7,323	195,227
157,223,776	79,450,644	32,136,880	103,272,689

3,707,786	719,495	49,378	355,050
801,499	21,866	3,488	159
12,100	9,600	7,600	11,600
96,094	49,221	26,615	90,628
25,625	26,251	6,654	25,894
6,067	6,263	168	3,087
12,176	11,096	589	6,006
–	–	–	–
–	–	–	–
4,661,347	843,792	94,492	492,424
$152,562,429	$ 78,606,852	$ 32,042,388	$102,780,265

$153,888,784	$ 93,029,765	$ 33,170,262	$110,137,857
359,530	–	28,684	872,468
(23,149,400)	(24,641,019)	(6,470,889)	(25,770,773)
21,463,515	10,218,106	5,314,331	17,540,713
$152,562,429	$ 78,606,852	$ 32,042,388	$102,780,265

$ 48,389,317	$ 42,626,800	$ 2,539,924	$ 23,505,329
3,184,116	7,166,577	255,767	2,221,807
$ 15.20	$ 5.95	$ 9.93	$ 10.58
0.93	0.36	0.61	0.65
$ 16.13	$ 6.31	$ 10.54	$ 11.23

$ 9,698,529	$ 9,879,189	$ 262,148	$ 4,854,259
693,104	1,800,232	26,797	467,168
$ 13.99	$ 5.49	$ 9.78	$ 10.39

$ 94,474,583	$ 26,100,863	$ 29,240,316	$ 74,420,677
6,174,984	4,339,519	2,950,277	7,026,658
$ 15.30	$ 6.01	$ 9.91	$ 10.59

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Statements of Operations for the Year Ended October 31, 2010

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Cash Reserves Fund	Bond Fund
Investment Income:
Interest	$ 371	$ 752	$ 266	$ 21,542	$ 7,033,198
Dividends
Unaffiliated issuers	600,437	1,021,425	159,257	–	–
Affiliated issuers1	863,336	1,627,801	428,584	–	–
Less: Foreign taxes withheld	–	–	–	–	–
Total investment income	1,464,144	2,649,978	588,107	21,542	7,033,198
Expenses:
Advisory agreement fees	83,945	197,372	67,793	61,987	1,059,010
Service agreement fees	82,932	222,214	62,742	8,246	290,203
Audit fees	16,000	16,000	16,000	9,000	17,500
Trustees’ fees	6,000	8,500	6,000	6,000	10,000
Distribution fees - Class B	54,168	168,974	62,671	17,998	62,994
Distribution fees - Class C	31,453	26,385	3,954	–	–
Shareholder servicing fees - Class A	76,391	181,595	62,533	–	110,361
Shareholder servicing fees - Class B	18,056	56,324	20,890	–	20,998
Shareholder servicing fees - Class C	10,485	8,795	1,318	–	–
Other expenses	–	–	–	–	–
Total expenses before reimbursement/waiver	379,430	886,159	303,901	103,231	1,571,066
Less reimbursement/waiver2	–	–	–	(81,689)	–
Total expenses net of reimbursement/waiver	379,430	886,159	303,901	21,542	1,571,066
Net Investment Income (Loss)	1,084,714	1,763,819	284,206	–	5,462,132
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on options and foreign currency related transactions)3
Options	–	–	–	–	–
Unaffiliated issuers	820,887	(354,666)	(834,693)	(10)	6,564
Affiliated issuers1	(582,076)	(2,736,227)	(1,359,955)	–	–
Net change in unrealized appreciation on investments (including net unrealized appreciation (depreciation) on options and foreign currency related transactions)4
Options	–	–	–	–	–
Unaffiliated issuers	359,222	2,330,305	1,513,233	–	7,309,366
Affiliated issuers	2,495,729	9,655,277	4,267,481	–	–
Net Realized and Unrealized Gain (Loss) on Investments and Option Transactions	3,093,762	8,894,689	3,586,066	(10)	7,315,930
Net Increase (Decrease) in Net Assets from Operations	$ 4,178,476	$ 10,658,508	$ 3,870,272	$ (10)	$ 12,778,062

1	See Note 11 for information on affiliated issuers.
2	Waiver includes advisory agreement fees of $61,553, service agreement fees of $2,138, and distribution fees of $17,998 for the Cash Reserves Fund.
3	Includes foreign capital gains taxes paid of $1,788 for the International Stock Fund.
4	Net of change in deferred foreign capital gains taxes of $1,967 for the International Stock Fund.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Statements of Operations for the Year Ended October 31, 2010

High Income Fund	Diversified Income Fund	Equity Income Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$ 9,805,105	$ 2,239,942	$ 1,009	$ 2,412	$ 4,144	$ 3,060	$ 819	$ 33

–	1,585,729	167,290	3,468,183	2,004,445	619,161	456,125	3,170,712
–	–	–	–	–	–	–	–
–	(3,253)	–	–	(567)	(15,384)	–	(245,791)
9,805,105	3,822,418	168,299	3,470,595	2,008,022	606,837	456,944	2,924,954

644,305	591,036	264,715	858,025	1,132,803	500,200	296,854	1,108,473
209,793	156,607	27,714	535,116	275,581	245,024	55,213	290,706
16,000	17,500	13,000	17,500	17,500	15,000	13,000	17,000
8,500	7,750	6,000	9,000	9,000	6,750	6,000	9,000
33,935	134,560	–	68,863	70,916	58,896	1,607	35,680
–	–	–	–	–	–	–	–
61,613	182,468	4,308	138,206	118,982	84,525	5,542	56,836
11,312	44,853	–	22,954	23,638	19,632	535	11,893
–	–	–	–	–	–	–	–
–	–	–	–	76	–	–	171
985,458	1,134,774	315,737	1,649,664	1,648,496	930,027	378,751	1,529,759
–	–	–	–	–	–	–	–
985,458	1,134,774	315,737	1,649,664	1,648,496	930,027	378,751	1,529,759
8,819,647	2,687,644	(147,438)	1,820,931	359,526	(323,190)	78,193	1,395,195

–	–	1,975,026	–	–	–	–	–
3,644,532	3,501,819	865,738	1,022,315	14,714,954	6,085,349	1,767,722	(1,295,384)
–	–	–	–	–	–	–	–

–	–	(556,015)	–	–	–	–	–
3,941,701	4,941,504	82,090	10,451,675	7,785,473	5,278,024	4,900,087	10,562,451
–	–	–	–	–	–	–	–
7,586,233	8,443,323	2,366,839	11,473,990	22,500,427	11,363,373	6,667,809	9,267,067
$ 16,405,880	$ 11,130,967	$ 2,219,401	$ 13,294,921	$ 22,859,953	$ 11,040,183	$ 6,746,002	$ 10,662,262

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Statements of Changes in Net Assets

	Conservative Allocation Fund
Year Ended October 31,	2010	2009
Net Assets at beginning of period	$ 36,923,992	$ 27,457,417
Increase in net assets from operations:
Net investment income	1,084,714	786,646
Net realized gain (loss)	238,811	(2,354,472)
Net change in unrealized appreciation	2,854,951	5,774,390
Net increase in net assets from operations	4,178,476	4,206,564
Distributions to shareholders from:
Net investment income
Class A	(917,190)	(1,001,065)
Class B	(163,052)	(191,959)
Class C	(93,177)	(83,851)
Total distributions	(1,173,419)	(1,276,875)
Capital Stock transactions:
Class A Shares
Shares sold	9,260,567	9,874,441
Issued to shareholders in reinvestment of distributions	892,905	991,489
Shares redeemed	(6,278,094)	(5,565,678)
Net increase from capital stock transactions	3,875,378	5,300,252
Class B Shares
Shares sold	2,323,982	2,290,041
Issued to shareholders in reinvestment of distributions	162,179	189,510
Shares redeemed	(929,576)	(2,216,154)
Net increase from capital stock transactions	1,556,585	263,397
Class C Shares1
Shares sold	2,449,046	1,633,492
Issued to shareholders in reinvestment of distributions	92,946	83,576
Shares redeemed	(848,542)	(743,831)
Net increase (decrease) from capital stock transactions	1,693,450	973,237
Total net increase (decrease) from capital stock transactions	7,125,413	6,536,886
Total increase (decrease) in net assets	10,130,470	9,466,575
Net Assets at end of period	$ 47,054,462	$ 36,923,992
Undistributed net investment income (loss)	$ (1)	$ 88,494
Capital Share transactions:
Class A Shares
Shares sold	962,288	1,145,414
Issued to shareholders in reinvestment of distributions	93,172	116,698
Shares redeemed	(651,403)	(663,437)
Net increase from capital stock transactions	404,057	598,675
Class B Shares
Shares sold	240,657	263,886
Issued to shareholders in reinvestment of distributions	16,913	22,362
Shares redeemed	(96,601)	(262,599)
Net increase from capital stock transactions	160,969	23,649
Class C Shares1
Shares sold	253,253	185,898
Issued to shareholders in reinvestment of distributions	9,681	9,841
Shares redeemed	(88,135)	(89,769)
Net increase (decrease) from capital stock transactions	174,799	105,970

1	Class C shares commenced investment operations on February 29, 2008.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Statements of Changes in Net Assets

Moderate Allocation Fund		Aggressive Allocation Fund
2010	2009	2010	2009
$ 87,946,377	$ 70,203,036	$ 29,842,818	$ 21,254,380

1,763,819	1,277,060	284,206	209,218
(3,090,893)	(8,133,079)	(2,194,648)	(2,893,316)
11,985,582	16,999,492	5,780,714	6,383,193
10,658,508	10,143,473	3,870,272	3,699,095

(1,146,272)	(983,056)	(243,892)	(76,578)
(197,558)	(218,911)	(26,973)	–
(30,634)	(23,963)	(1,835)	–
(1,374,464)	(1,225,930)	(272,700)	(76,578)

17,762,820	17,769,059	6,821,765	6,876,110
1,139,420	978,110	243,604	76,555
(10,598,709)	(10,972,268)	(3,759,066)	(2,722,016)
8,303,531	7,774,901	3,306,303	4,230,649

5,577,226	5,580,531	1,720,135	1,963,764
196,551	217,667	26,923	–
(3,123,552)	(5,354,642)	(1,037,366)	(1,431,446)
2,650,225	443,556	709,692	532,318

1,112,997	1,233,059	161,351	283,975
26,884	19,723	1,836	–
(701,557)	(645,441)	(179,441)	(81,021)
438,324	607,341	(16,254)	202,954
11,392,080	8,825,798	3,999,741	4,965,921
20,676,124	17,743,341	7,597,313	8,588,438
$108,622,501	$ 87,946,377	$ 37,440,131	$ 29,842,818
$ 1,042,512	$ 653,157	$ 151,318	$ 137,731

1,945,064	2,270,585	797,626	982,720
126,884	129,038	28,626	11,358
(1,160,652)	(1,445,643)	(440,902)	(392,225)
911,296	953,980	385,350	601,853

612,821	718,101	201,153	294,040
21,863	28,716	3,171	–
(343,484)	(700,659)	(122,029)	(209,811)
291,200	46,158	82,295	84,229

121,903	162,462	19,013	37,993
2,990	2,599	216	–
(77,120)	(85,898)	(20,835)	(11,902)
47,773	79,163	(1,606)	26,091

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Statements of Changes in Net Assets

	Cash Reserves Fund		Bond Fund
Year Ended October 31,	2010	2009	2010	2009
Net Assets at beginning of period	$ 16,940,254	$ 19,993,920	$200,607,079	$158,865,643
Increase (decrease) in net assets from operations:
Net investment income (loss)	–	11,745	5,462,132	5,824,879
Net realized gain (loss) on investments and options transactions	(10)	–	6,564	(867,253)
Net unrealized appreciation (depreciation) on investments and options transactions	–	–	7,309,366	12,348,829
Net increase (decrease) in net assets from operations	(10)	11,745	12,778,062	17,306,455
Distributions to shareholders from:
Net investment income
Class A	–	(11,307)	(1,056,048)	(1,241,362)
Class B1	–	(1,184)	(138,172)	(291,620)
Class Y2	–	–	(4,211,073)	(4,227,238)
Net realized gains
Class A	–	–	–	–
Class Y2	–	–	–	–
Total distributions	–	(12,491)	(5,405,293)	(5,760,220)
Capital Stock transactions:
Class A Shares
Shares sold	7,588,372	15,542,671	5,962,274	11,176,349
Issued to shareholders in reinvestment of distributions	–	10,817	985,322	1,148,936
Shares redeemed	(9,591,047)	(17,202,306)	(8,298,110)	(8,718,615)
Net increase (decrease) from capital stock transactions	(2,002,675)	(1,648,818)	(1,350,514)	3,606,670
Class B Shares1
Shares sold	432,347	3,595,448	1,112,327	1,331,858
Issued to shareholders in reinvestment of distributions	–	406	134,495	276,664
Shares redeemed	(1,626,445)	(4,999,956)	(2,501,331)	(9,093,553)
Net decrease from capital stock transactions	(1,194,098)	(1,404,102)	(1,254,509)	(7,485,031)
Class Y Shares2
Shares sold			38,062,957	42,940,604
Issued to shareholders in reinvestment of distributions			2,652,823	4,227,238
Shares redeemed			(29,274,795)	(13,094,280)
Net increase from capital stock transactions			11,440,985	34,073,562
Total net increase (decrease) from capital stock transactions	(3,196,773)	(3,052,920)	8,835,962	30,195,201
Total increase (decrease) in net assets	(3,196,783)	(3,053,666)	16,208,731	41,741,436
Net Assets at end of period	$ 13,743,471	$ 16,940,254	$216,815,810	$200,607,079
Undistributed net investment income (loss)	$ –	$ –	$ 79,320	$ 35,221
Capital Share transactions:
Class A Shares
Shares sold	7,588,372	15,542,671	583,443	1,126,923
Issued to shareholders in reinvestment of distributions	–	10,817	96,207	115,519
Shares redeemed	(9,591,047)	(17,202,305)	(811,677)	(879,526)
Net increase (decrease) from capital stock transactions	(2,002,675)	(1,648,817)	(132,027)	362,916
Class B Shares1
Shares sold	432,347	3,595,448	109,005	134,267
Issued to shareholders in reinvestment of distributions	–	406	13,132	27,853
Shares redeemed	(1,626,445)	(4,999,956)	(246,206)	(918,307)
Net decrease in shares outstanding	(1,194,098)	(1,404,102)	(124,069)	(756,187)
Class Y Shares2
Shares sold			3,711,454	4,352,678
Issued to shareholders in reinvestment of distributions			260,970	425,037
Shares redeemed			(2,827,511)	(1,311,135)
Net increase from capital stock transactions			1,144,913	3,466,580

1	The Equity Income Fund does not have Class B shares.
2	The Cash Reserves and Diversified Income Funds do not have Class Y shares.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Statements of Changes in Net Assets

High Income Fund		Diversified Income Fund		Equity Income Fund	Large Cap Value Fund
2010	2009	2010	2009	2010	2010	2009
$110,789,238	$ 56,777,753	$ 89,335,868	$ 98,250,592	$ 100,000	$144,045,940	$127,895,631

8,819,647	6,914,561	2,687,644	3,384,519	(147,438)	1,820,931	2,462,117
3,644,532	(2,161,856)	3,501,819	(14,421,210)	2,840,764	1,022,315	(19,479,396)
3,941,701	18,740,825	4,941,504	16,427,702	(473,925)	10,451,675	21,040,702
16,405,880	23,493,530	11,130,967	5,391,011	2,219,401	13,294,921	4,023,423

(1,798,552)	(1,626,719)	(2,228,197)	(2,888,214)	–	(725,998)	(1,200,577)
(294,235)	(334,392)	(412,215)	(777,732)	–	(50,104)	(204,938)
(6,712,878)	(4,952,607)	–	–	–	(1,346,219)	(1,409,386)

–	–	–	–	(101,946)	–	–
–	–	–	–	(1,268,418)	–	–
(8,805,665)	(6,913,718)	(2,640,412)	(3,665,946)	(1,370,364)	(2,122,321)	(2,814,901)

3,588,382	7,675,232	5,295,937	10,812,642	2,839,934	2,959,402	6,138,032
1,467,582	1,309,344	2,162,726	2,816,920	98,577	712,650	1,184,777
(7,329,391)	(4,956,777)	(12,235,150)	(14,420,396)	(185,203)	(8,600,994)	(10,339,002)
(2,273,427)	4,027,799	(4,776,487)	(790,834)	2,753,308	(4,928,942)	(3,016,193)

506,875	416,638	1,823,730	1,333,130		519,225	619,912
247,976	272,825	405,805	763,172		49,582	202,297
(1,191,492)	(2,686,435)	(3,728,821)	(11,945,257)		(2,067,939)	(5,458,245)
(436,641)	(1,996,972)	(1,499,286)	(9,848,955)		(1,499,132)	(4,636,036)

6,634,044	33,447,327			31,992,664	16,397,421	29,078,385
3,516,706	4,952,607			–	1,346,219	1,409,386
(1,365,836)	(2,999,088)			(174,745)	(13,918,002)	(7,893,755)
8,784,914	35,400,846			31,817,919	3,825,638	22,594,016
6,074,846	37,431,673	(6,275,773)	(10,639,789)	34,671,227	(2,602,436)	14,941,787
13,675,061	54,011,485	2,214,782	(8,914,724)	35,420,264	8,570,164	16,150,309
$124,464,299	$110,789,238	$ 91,550,650	$ 89,335,868	$ 35,520,264	$152,616,104	$144,045,940
$ 88,964	$ 68,947	$ 4,151	$ (4,780)	$ –	$ 1,560,083	$ 1,884,254

527,390	1,266,566	501,317	1,134,694	280,239	266,163	650,460
215,307	213,932	203,967	295,353	10,261	63,066	125,639
(1,080,082)	(823,867)	(1,145,212)	(1,515,443)	(18,384)	(769,225)	(1,119,652)
(337,385)	656,631	(439,928)	(85,396)	272,116	(439,996)	(343,553)

73,405	67,990	171,222	139,456		46,992	67,117
35,940	44,515	38,099	79,929		4,439	21,706
(172,648)	(449,316)	(352,002)	(1,252,310)		(188,688)	(599,944)
(63,303)	(336,811)	(142,681)	(1,032,925)		(137,257)	(511,121)

983,835	5,834,491			3,187,518	1,461,378	3,079,972
519,886	807,800			-	119,240	149,616
(203,178)	(509,611)			(17,472)	(1,255,366)	(816,317)
1,300,543	6,132,680			3,170,046	325,252	2,413,271

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Statements of Changes in Net Assets

	Large Cap Growth Fund		Mid Cap Fund
Year Ended October 31,	2010	2009	2010	2009
Net Assets at beginning of period	$161,452,910	$122,320,504	$ 44,757,843	$ 36,781,465
Increase in net assets from operations:
Net investment income (loss)	359,526	653,764	(323,190)	(212,269)
Net realized gain (loss)	14,714,954	(18,703,861)	6,085,349	(12,037,896)
Net change in unrealized appreciation	7,785,473	42,903,330	5,278,024	20,149,167
Net increase in net assets from operations	22,859,953	24,853,233	11,040,183	7,899,002
Distributions to shareholders from:
Net investment income
Class A	(159,641)	(58,214)	–	–
Class B	–	–	–	–
Class Y	(505,862)	(278,337)	–	–
Net realized gains
Class A	–	–	–	–
Class B	–	–	–	–
Class Y	–	–	–	–
Total distributions	(665,503)	(336,551)	–	–
Capital Stock transactions:
Class A Shares
Shares sold1	3,289,721	6,947,131	24,424,921	2,526,510
Issued to shareholders in reinvestment of distributions	156,733	57,588	3	–
Shares redeemed	(7,287,557)	(7,200,938)	(6,439,891)	(2,663,291)
Redemption fees	–	–	–	–
Net increase (decrease) from capital stock transactions	(3,841,103)	(196,219)	17,985,033	(136,781)
Class B Shares
Shares sold1	699,132	952,928	5,957,725	275,215
Issued to shareholders in reinvestment of distributions	–	–	–	–
Shares redeemed	(2,014,084)	(6,239,507)	(1,425,469)	(1,591,457)
Redemption fees	–	–	–	–
Net increase (decrease) from capital stock transactions	(1,314,952)	(5,286,579)	4,532,256	(1,316,242)
Class Y Shares
Shares sold1	7,734,097	25,528,207	4,676,630	3,874,233
Issued to shareholders in reinvestment of distributions	505,862	278,337	–	–
Shares redeemed	(34,168,835)	(5,708,022)	(4,385,093)	(2,343,834)
Net increase (decrease) from capital stock transactions	(25,928,876)	20,098,522	291,537	1,530,399
Total net increase (decrease) from capital stock transactions	(31,084,931)	14,615,724	22,808,826	77,376
Total increase (decrease) in net assets	(8,890,481)	39,132,406	33,849,009	7,976,378
Net Assets at end of period	$152,562,429	$161,452,910	$ 78,606,852	$ 44,757,843
Undistributed net investment income (loss)	$ 359,530	$ 665,507	$ –	$ –
Capital Share transactions:
Class A Shares
Shares sold1	234,700	621,666	4,879,859	643,331
Issued to shareholders in reinvestment of distributions	10,892	5,713	1	–
Shares redeemed	(513,822)	(656,271)	(1,175,300)	(667,593)
Net increase (decrease) in shares outstanding	(268,230)	(28,892)	3,704,560	(24,262)
Class B Shares
Shares sold1	53,169	85,350	1,163,397	74,972
Issued to shareholders in reinvestment of distributions	–	–	–	–
Shares redeemed	(154,928)	(609,413)	(282,171)	(433,851)
Net increase (decrease) in shares outstanding	(101,759)	(524,063)	881,226	(358,879)
Class Y Shares
Shares sold1	543,286	2,215,241	450,561	964,078
Issued to shareholders in reinvestment of distributions	34,984	27,504	–	–
Shares redeemed	(2,443,465)	(504,960)	(792,589)	(574,735)
Net increase (decrease) from capital stock transactions	(1,865,195)	1,737,785	(342,028)	389,343

1	A portion of the shares sold for the Mid Cap and Small Cap Funds are merger related. See Note 12.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Statements of Changes in Net Assets

Small Cap Fund		International Stock Fund
2010	2009	2010	2009
$ 21,790,142	$ 14,403,112	$148,390,188	$106,846,107

78,193	129,116	1,395,195	2,427,656
1,767,722	(1,830,712)	(1,295,384)	(22,836,035)
4,900,087	4,873,179	10,562,451	49,194,079
6,746,002	3,171,583	10,662,262	28,785,700

(1,513)	(1,934)	(571,003)	(359,378)
–	–	(86,425)	(68,725)
(80,058)	(129,838)	(2,166,283)	(1,887,954)

–	–	–	(473,176)
–	–	–	(148,222)
–	–	–	(2,206,294)
(81,571)	(131,772)	(2,823,711)	(5,143,749)

1,041,961	311,355	2,312,185	3,498,228
1,513	1,934	552,568	813,053
(288,770)	(79,716)	(3,834,327)	(3,587,179)
44	11	144	304
754,748	233,584	(969,430)	724,406

180,449	65,752	293,183	375,596
–	–	85,641	214,432
(55,843)	(45,226)	(922,843)	(2,363,220)
2	190	2	402
124,608	20,716	(544,017)	(1,772,790)

15,963,438	4,777,423	4,166,123	22,273,702
80,058	129,838	2,166,283	4,094,248
(13,335,037)	(814,342)	(58,267,433)	(7,417,436)
2,708,459	4,092,919	(51,935,027)	18,950,514
3,587,815	4,347,217	(53,448,474)	17,902,130
10,252,246	7,387,030	(45,609,923)	41,544,081
$ 32,042,388	$ 21,790,142	$102,780,265	$148,390,188
$ 28,684	$ 47,176	$ 872,468	$ 2,151,328

128,751	47,485	232,372	419,009
168	301	54,280	100,725
(31,090)	(11,000)	(389,148)	(443,478)
97,829	36,786	(102,496)	76,256

20,426	9,980	29,839	40,034
–	–	8,505	26,897
(5,863)	(6,967)	(94,387)	(292,790)
14,563	3,013	(56,043)	(225,859)

2,004,828	741,668	410,912	2,842,866
8,925	20,319	213,007	507,971
(1,543,701)	(122,737)	(5,680,169)	(887,772)
470,052	639,250	(5,056,250)	2,463,065

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended October 31,				Inception to 10/31/061
	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$ 9.34	$ 8.53	$11.13	$10.53	$10.00
Income from Investment Operations:
Net investment income	0.27	0.24	0.28	0.24	0.05
Net realized and unrealized gain (loss) on investments	0.70	0.98	(2.58)	0.49	0.48
Total from investment operations	0.97	1.22	(2.30)	0.73	0.53
Less Distributions:
Distributions from net investment income	(0.29)	(0.41)	(0.27)	(0.12)	–
Distributions from capital gains	–	-	(0.03)	(0.01)	–
Total distributions	(0.29)	(0.41)	(0.30)	(0.13)	–
Net increase (decrease) in net asset value	0.68	0.81	(2.60)	0.60	0.53
Net Asset Value at end of period	$10.02	$ 9.34	$ 8.53	$11.13	$10.53
Total Return (%)2	10.58	14.91	(21.19)	6.94	5.303
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$33,274	$27,225	$19,753	$16,003	$3,031
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.92	1.14	1.79	10.534
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.704
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.79	2.80	2.75	3.00	2.784
Portfolio Turnover (%)5	50	38	90	39	263
CLASS B
Net Asset Value at beginning of period	$9.34	$ 8.48	$11.07	$10.51	$10.00
Income from Investment Operations:
Net investment income	0.20	0.18	0.18	0.17	0.02
Net realized and unrealized gain (loss) on investments	0.71	0.98	(2.55)	0.48	0.49
Total from investment operations	0.91	1.16	(2.37)	0.65	0.51
Less Distributions:
Distributions from net investment income	(0.22)	(0.30)	(0.19)	(0.08)	–
Distributions from capital gains	–	–	(0.03)	(0.01)	–
Total distributions	(0.22)	(0.30)	(0.22)	(0.09)	–
Net increase (decrease) in net asset value	0.69	0.86	(2.59)	0.56	0.51
Net Asset Value at end of period	$10.03	$ 9.34	$ 8.48	$11.07	$10.51
Total Return (%)2	9.87	14.09	(21.82)	6.16	5.103
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$8,363	$6,287	$5,506	$4,173	$ 622
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.68	1.89	2.53	10.214
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.454
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.04	2.16	2.01	2.01	2.204
Portfolio Turnover (%)5	50	38	90	39	263

1	Commenced investment operations June 30, 2006.
2	Total return without applicable sales charge.
3	Not annualized.
4	Annualized.
5	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND (continued)
	Year Ended October 31,		Inception to 10/31/082
	2010	2009
CLASS C
Net Asset Value at beginning of period	$ 9.35	$ 8.48	$10.47
Income from Investment Operations:
Net investment income	0.20	0.16	0.03
Net realized and unrealized gain (loss) on investments	0.71	1.01	(2.02)
Total from investment operations	0.91	1.17	(1.99)
Less Distributions:
Distributions from net investment income	(0.22)	(0.30)	–
Total distributions	(0.22)	(0.30)	–
Net increase (decrease) in net asset value	0.69	0.87	(1.99)
Net Asset Value at end of period	$10.04	$ 9.35	$ 8.48
Total Return (%)3	9.86	14.21	(19.01)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$5,417	$3,412	$2,198
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.87	2.675
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.455
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.03	2.03	0.605
Portfolio Turnover (%)7	50	38	904

MODERATE ALLOCATION FUND
	Year Ended October 31,				Inception to 10/31/061
	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$ 8.77	$ 7.84	$11.82	$10.65	$10.00
Income from Investment Operations:
Net investment income	0.18	0.15	0.16	0.17	0.02
Net realized and unrealized gain (loss) on investments	0.83	0.93	(3.88)	1.12	0.63
Total from investment operations	1.01	1.08	(3.72)	1.29	0.65
Less Distributions:
Distributions from net investment income	(0.15)	(0.15)	(0.18)	(0.12)	–
Distributions from capital gains	–	–	(0.08)	(0.00)6	–
Total distributions	(0.15)	(0.15)	(0.26)	(0.12)	–
Net increase (decrease) in net asset value	0.86	0.93	(3.98)	1.17	0.65
Net Asset Value at end of period	$ 9.63	$ 8.77	$ 7.84	$11.82	$10.65
Total Return (%)3	11.68	14.12	(32.18)	12.26	6.504
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$79,765	$64,631	$50,326	$56,312	$8,762
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	0.78	0.79	0.89	4.735
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.705
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.98	1.93	1.41	1.45	1.345
Portfolio Turnover (%)7	54	30	83	21	114

1	Commenced investment operations June 30, 2006.	5	Annualized.
2	Commenced investment operations February 29, 2008.	6	Amounts represent less than $0.005 per share.
3	Total return without applicable sales charge.	7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
4	Not annualized.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND (continued)
	Year Ended October 31,				Inception to 10/31/061
	2010	2009	2008	2007
CLASS B
Net Asset Value at beginning of period	$ 8.72	$ 7.80	$11.75	$10.63	$10.00
Income from Investment Operations:
Net investment income	0.10	0.10	0.06	0.09	0.01
Net realized and unrealized gain (loss) on investments	0.84	0.92	(3.84)	1.11	0.62
Total from investment operations	0.94	1.02	(3.78)	1.20	0.63
Less Distributions:
Distributions from net investment income	(0.08)	(0.10)	(0.09)	(0.08)	–
Distributions from capital gains	–	–	(0.08)	–	–
Total distributions	(0.08)	(0.10)	(0.17)	(0.08)	–
Net increase (decrease) in net asset value	0.86	0.92	(3.95)	1.12	0.63
Net Asset Value at end of period	$ 9.58	$ 8.72	$ 7.80	$11.75	$10.63
Total Return (%)3	10.78	13.20	(32.64)	11.38	6.304
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$25,002	$20,221	$17,728	$19,825	$3,289
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.53	1.54	1.64	4.715
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.455
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.24	1.26	0.66	0.63	0.675
Portfolio Turnover (%)6	54	30	83	21	114

	Year Ended October 31,		Inception to 10/31/082
	2010	2009
CLASS C
Net Asset Value at beginning of period	$ 8.72	$ 7.80	$10.61
Income from Investment Operations:
Net investment income	0.10	0.09	0.02
Net realized and unrealized gain (loss) on investments	0.84	0.93	(2.83)
Total from investment operations	0.94	1.02	(2.81)
Less Distributions:
Distributions from net investment income	(0.08)	(0.10)	–
Distributions from capital gains	–	–	–
Total distributions	(0.08)	(0.10)	–
Net increase (decrease) in net asset value	0.86	0.92	(2.81)
Net Asset Value at end of period	$ 9.58	$ 8.72	$ 7.80
Total Return (%)3	10.89	13.20	(26.48)4
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,856	$3,094	$2,149
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.74	2.385
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.455
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.23	0.98	0.395
Portfolio Turnover (%)6	54	30	834

1	Commenced investment operations June 30, 2006.
2	Commenced investment operations February 29, 2008.
3	Total return without applicable sales charge.
4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND
	Year Ended October 31,				Inception to 10/31/061
	2010	2009	2008	2007
CLASS A
Net Asset Value at beginning of period	$ 8.12	$ 7.16	$12.53	$10.76	$10.00
Income from Investment Operations:
Net investment income	0.09	0.08	0.04	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	0.92	0.92	(5.18)	1.83	0.77
Total from investment operations	1.01	1.00	(5.14)	1.92	0.76
Less Distributions:
Distributions from net investment income	(0.09)	(0.04)	(0.13)	(0.15)	–
Distributions from capital gains	–	–	(0.10)	–	–
Total distributions	(0.09)	(0.04)	(0.23)	(0.15)	–
Net increase (decrease) in net asset value	0.92	0.96	(5.37)	1.77	0.76
Net Asset Value at end of period	$ 9.04	$ 8.12	$ 7.16	$12.53	$10.76
Total Return (%)2	12.50	14.00	(41.73)	18.00	7.603
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$27,823	$21,855	$14,975	$18,824	$2,675
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	1.11	1.25	1.62	10.144
After reimbursement of expenses by Adviser (%)	0.70	0.70	0.70	0.70	0.704
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.03	1.06	0.09	(0.33)	(0.56)4
Portfolio Turnover (%)6	62	17	91	24	103

CLASS B
Net Asset Value at beginning of period	$ 8.05	$ 7.12	$12.46	$10.74	$10.00
Income from Investment Operations:
Net investment income	0.03	0.03	(0.06)	0.005	(0.01)
Net realized and unrealized gain (loss) on investments	0.91	0.90	(5.14)	1.82	0.75
Total from investment operations	0.94	0.93	(5.20)	1.82	0.74
Less Distributions:
Distributions from net investment income	(0.03)	–	(0.04)	(0.10)	–
Distributions from capital gains	–	–	(0.10)	–	–
Total distributions	(0.03)	–	(0.14)	(0.10)	–
Net increase (decrease) in net asset value	0.91	0.93	(5.34)	1.72	0.74
Net Asset Value at end of period	$ 8.96	$ 8.05	$ 7.12	$12.46	$10.74
Total Return (%)2	11.67	13.06	(42.17)	17.11	7.403
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,109	$7,518	$6,050	$7,234	$1,164
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	1.88	2.00	2.38	10.074
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.45	1.45	1.454
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.30	0.44	(0.73)	(1.06)	(1.28)4
Portfolio Turnover (%)6	62	17	90	24	103

1	Commenced investment operations June 30, 2006.
2	Total return without applicable sales charge.
3	Not annualized.
4	Annualized.
5	Amounts represent less than $0.005 per share.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.
MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND (continued)
	Year Ended October 31,		Inception to 10/31/081
	2010	2009
CLASS C
Net Asset Value at beginning of period	$ 8.06	$ 7.12	$10.70
Income from Investment Operations:
Net investment income	0.03	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	0.91	0.93	(3.52)
Total from investment operations	0.94	0.94	(3.58)
Less Distributions:
Distributions from net investment income	(0.03)	–	–
Total distributions	(0.03)	–	–
Net increase (decrease) in net asset value	0.91	0.94	(3.58)
Net Asset Value at end of period	$ 8.97	$ 8.06	$ 7.12
Total Return (%)2	11.66	13.20	(33.46)3
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$508	$ 470	$ 229
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	3.72	7.844
After reimbursement of expenses by Adviser (%)	1.45	1.45	1.454
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.34	0.28	(1.23)4
Portfolio Turnover (%)6	62	17	913

CASH RESERVES FUND
	Year Ended October 31,
	2010	2009	2008	2007	2006
CLASS A
Net Asset Value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net investment income	(0.00)5	0.005	0.02	0.05	0.04
Total from investment operations	(0.00)5	0.005	0.02	0.05	0.04
Less Distributions:
Distributions from net investment income	–	(0.00)5	(0.02)	(0.05)	(0.04)
Total distributions	–	(0.00)5	(0.02)	(0.05)	(0.04)
Net increase (decrease) in net asset value	(0.00)5	(0.00)5	–	–	–
Net Asset Value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)2	0.00	0.07	2.26	4.73	4.27
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,687	$13,690	$15,339	$12,494	$10,989
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	0.55	0.80	1.02	1.09	1.09
After reimbursement and waiver of expenses by Adviser (%)	0.147	0.33	0.55	0.55	0.55
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.007	0.07	2.16	4.64	4.13

1	Commenced investment operations February 29, 2008.
2	Total return without applicable sales charge.
3	Not annualized.
4	Annualized.
5	Amounts represent less than $0.005 per share.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
7	Ratio is net of fees waived by the adviser and distributor (See Note 3).

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

CASH RESERVES FUND (continued)
	Year Ended October 31,
	2010	2009	2008	2007	2006
CLASS B
Net Asset Value at beginning of period	$1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net investment income	(0.00)6	0.006	0.01	0.04	0.03
Total from investment operations	(0.00)6	0.006	0.01	0.04	0.03
Less Distributions:
Distributions from net investment income	–	(0.00)6	(0.01)	(0.04)	(0.03)
Total distributions	0.00	(0.00)6	(0.01)	(0.04)	(0.03)
Net increase (decrease) in net asset value	(0.00)6	(0.00)6	–	–	–
Net Asset Value at end of period	$1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)3	0.00	0.01	1.50	3.94	3.48
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,056	$3,250	$4,655	$2,779	$4,242
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	1.30	1.56	1.77	1.84	1.84
After reimbursement and waiver of expenses by Adviser (%)	0.147	0.40	1.30	1.30	1.30
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.007	0.01	1.32	3.88	3.37

	For the Period Ended 6/14/071	Inception to 10/31/062

CLASS Y
Net Asset Value at beginning of period	$ 1.00	$ 1.00
Income from Investment Operations:
Net investment income	0.03	0.02
Total from investment operations	0.03	0.02
Less Distributions:
Distributions from net investment income	(0.03)	(0.02)
Total distributions	(0.03)	(0.02)
Net increase (decrease) in net asset value	0.00	0.00
Net Asset Value at end of period	$ 1.00	$ 1.00
Total Return (%)3	N/A	1.574
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$ –	$2,746
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.005	1.355
After reimbursement of expenses by Adviser (%)	0.555	0.555
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	4.625	4.755

1	Cash Reserves Fund Class Y shares were liquidated June 14, 2007.
2	Commenced investment operations June 30, 2006.
3	Total return without applicable sales charge.
4	Not annualized.
5	Annualized.
6	Amounts represent less than $0.005 per share.
7	Ratio is net of fees waived by the adviser and distributor (see Note 3).

See accompanying Notes to Financial Statements.
MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

BOND FUND
	Year Ended October 31,
	2010	2009	2008	2007	2006
CLASS A
Net Asset Value at beginning of period	$10.11	$ 9.48	$ 9.78	$ 9.88	$ 9.85
Income from Investment Operations:
Net investment income	0.25	0.30	0.39	0.43	0.42
Net realized and unrealized gain (loss) on investments	0.35	0.63	(0.30)	(0.10)	0.03
Total from investment operations	0.60	0.93	0.09	0.33	0.45
Less Distributions:
Distributions from net investment income	(0.25)	(0.30)	(0.39)	(0.36)	(0.42)
Return of capital	–	–	–	(0.07)	–
Total distributions	(0.25)	(0.30)	(0.39)	(0.43)	(0.42)
Net increase (decrease) in net asset value	0.35	0.63	(0.30)	(0.10)	0.03
Net Asset Value at end of period	$10.46	$10.11	$ 9.48	$ 9.78	$ 9.88
Total Return (%)1	5.97	9.91	0.89	3.42	4.70
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$44,238	$44,099	$37,882	$55,271	$59,646
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.90	0.94	1.02	1.08	1.08
After reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.42	3.04	4.05	4.40	4.27
Portfolio Turnover (%)2	7	37	22	40	33

CLASS B
Net Asset Value at beginning of period	$10.12	$ 9.48	$ 9.78	$ 9.88	$ 9.85
Income from Investment Operations:
Net investment income	0.17	0.23	0.32	0.35	0.35
Net realized and unrealized gain (loss) on investments	0.34	0.64	(0.30)	(0.10)	0.03
Total from investment operations	0.51	0.87	0.02	0.25	0.38
Less Distributions:
Distributions from net investment income	(0.17)	(0.23)	(0.32)	(0.29)	(0.35)
Return of capital	–	–	–	(0.06)	–
Total distributions	(0.17)	(0.23)	(0.32)	(0.35)	(0.35)
Net increase (decrease) in net asset value	0.34	0.64	(0.30)	(0.10)	0.03
Net Asset Value at end of period	$10.46	$10.12	$ 9.48	$ 9.78	$ 9.88
Total Return (%)1	5.08	9.20	0.13	2.64	3.91
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$8,388	$9,363	$15,941	$26,507	$37,233
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.65	1.69	1.77	1.83	1.83
After reimbursement of expenses by Adviser (%)	1.65	1.65	1.65	1.65	1.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.68	2.37	3.29	3.65	3.51
Portfolio Turnover (%)2	7	37	22	40	33

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

BOND FUND (continued)
	Year Ended October 31,				Inception to 10/31/061
	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$10.11	$ 9.47	$ 9.77	$ 9.88	$ 9.61
Income from Investment Operations:
Net investment income	0.27	0.32	0.42	0.45	0.15
Net realized and unrealized gain (loss) on investments	0.35	0.64	(0.30)	(0.11)	0.27
Total from investment operations	0.62	0.96	0.12	0.34	0.42
Less Distributions:
Distributions from net investment income	(0.27)	(0.32)	(0.42)	(0.38)	(0.15)
Return of capital	–	–	–	(0.07)	–
Total distributions	(0.27)	(0.32)	(0.42)	(0.45)	(0.15)
Net increase (decrease) in net asset value	0.35	0.64	(0.30)	(0.11)	0.27
Net Asset Value at end of period	$10.46	$10.11	$ 9.47	$ 9.77	$ 9.88
Total Return (%)2	6.23	10.30	1.14	3.58	4.393
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$164,190	$147,145	$105,043	$34,542	$6,141
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.65	0.69	0.76	0.82	0.894
After reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.65	0.654
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.67	3.28	4.23	4.69	4.674
Portfolio Turnover (%)5	7	37	223	40	333
HIGH INCOME FUND
	Year Ended October 31,
	2010	2009	2008	2007	2006
CLASS A
Net Asset Value at beginning of period	$ 6.66	$ 5.57	$ 7.29	$ 7.36	$ 7.29
Income from Investment Operations:
Net investment income	0.51	0.46	0.47	0.53	0.52
Net realized and unrealized gain (loss) on investments	0.43	1.09	(1.65)	(0.08)	0.07
Total from investment operations	0.94	1.55	(1.18)	0.45	0.59
Less Distributions:
Distributions from net investment income	(0.50)	(0.46)	(0.54)	(0.52)	(0.52)
Total distributions	(0.50)	(0.46)	(0.54)	(0.52)	(0.52)
Net increase (decrease) in net asset value	0.44	1.09	(1.72)	(0.07)	0.07
Net Asset Value at end of period	$ 7.10	$ 6.66	$ 5.57	$ 7.29	$ 7.36
Total Return (%)2	14.73	28.98	(17.24)	6.31	8.33
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$24,986	$25,684	$17,818	$35,610	$36,281
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00	1.05	1.14	1.21	1.22
After reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	7.38	7.78	6.77	7.10	6.98
Portfolio Turnover (%)5	47	73	59	74	67

1	Commenced investment operations June 30, 2006.
2	Total return without applicable sales charge.
3	Not annualized.
4	Annualized.
5	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND (continued)
	Year Ended October 31,
	2010	2009	2008	2007	2006
CLASS B
Net Asset Value at beginning of period
Income from Investment Operations:	$ 6.74	$ 5.63	$ 7.32	$ 7.39	$ 7.31
Net investment income	0.46	0.44	0.45	0.49	0.47
Net realized and unrealized gain (loss) on investments	0.44	1.09	(1.70)	(0.09)	0.07
Total from investment operations	0.90	1.53	(1.25)	0.40	0.54
Less Distributions:
Distributions from net investment income	(0.45)	(0.42)	(0.44)	(0.47)	(0.46)
Total distributions	(0.45)	(0.42)	(0.44)	(0.47)	(0.46)
Net increase (decrease) in net asset value	0.45	1.11	(1.69)	(0.07)	0.08
Net Asset Value at end of period	$ 7.19	$ 6.74	$ 5.63	$ 7.32	$ 7.39
Total Return (%)2	13.86	28.08	(17.93)	5.50	7.64
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,571	$4,711	$ 5,833	$12,255	$17,099
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.75	1.81	1.90	1.96	1.97
After reimbursement of expenses by Adviser (%)	1.75	1.75	1.75	1.75	1.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	6.62	7.01	6.04	6.37	6.24
Portfolio Turnover (%)5	47	73	59	74	67

	Year Ended October 31,				Inception to 10/31/061
	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$ 6.65	$ 5.56	$ 7.30	$ 7.36	$ 7.21
Income from Investment Operations:
Net investment income	0.52	0.47	0.48	0.51	0.16
Net realized and unrealized gain (loss) on investments	0.44	1.10	(1.65)	(0.03)	0.17
Total from investment operations	0.96	1.57	(1.17)	0.48	0.33
Less Distributions:
Distributions from net investment income	(0.52)	(0.48)	(0.57)	(0.54)	(0.18)
Total distributions	(0.52)	(0.48)	(0.57)	(0.54)	(0.18)
Net increase (decrease) in net asset value	0.44	1.09	(1.74)	(0.06)	0.15
Net Asset Value at end of period	$ 7.09	$ 6.65	$ 5.56	$ 7.30	$ 7.36
Total Return (%)2	15.04	29.35	(17.09)	6.72	4.593
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$94,907	$80,394	$33,127	$21,115	$ 2,637
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.75	0.80	0.89	0.94	1.064
After reimbursement of expenses by Adviser (%)	0.75	0.75	0.75	0.75	0.754
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	7.61	8.04	7.03	7.43	7.334
Portfolio Turnover (%)5	47	73	59	74	673

1	Commenced investment operations June 30, 2006.
2	Total return without applicable sales charge.
3	Not annualized.
4	Annualized.
5	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND
	Year Ended October 31,
	2010	2009	2008	2007	2006
CLASS A
Net Asset Value at beginning of period	$10.17	$ 9.92	$13.24	$13.20	$12.25
Income from Investment Operations:
Net investment income	0.34	0.38	0.45	0.49	0.26
Net realized and unrealized gain (loss) on investments	0.98	0.28	(2.30)	0.27	0.95
Total from investment operations	1.32	0.66	(1.85)	0.76	1.21
Less Distributions:
Distributions from net investment income	(0.33)	(0.41)	(0.47)	(0.49)	(0.26)
Distributions from capital gains	–	–	(1.00)	(0.23)	–
Total distributions	(0.33)	(0.41)	(1.47)	(0.72)	(0.26)
Net increase (decrease) in net asset value	0.99	0.25	(3.32)	0.04	0.95
Net Asset Value at end of period	$11.16	$10.17	$ 9.92	$13.24	$13.20
Total Return (%)1	13.15	7.07	(15.39)	5.95	9.97
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$73,040	$71,014	$70,095	$90,254	$91,339
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10	1.27	1.29	1.25	1.21
After reimbursement of expenses by Adviser (%)	1.10	1.10	1.10	1.10	1.10
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	3.10	3.98	3.94	3.73	2.01
Portfolio Turnover (%)2	24	28	15	62	62

CLASS B
Net Asset Value at beginning of period	$10.22	$ 9.96	$13.25	$13.22	$12.26
Income from Investment Operations:
Net investment income	0.26	0.32	0.39	0.40	0.16
Net realized and unrealized gain (loss) on investments	0.99	0.28	(2.34)	0.26	0.96
Total from investment operations	1.25	0.60	(1.95)	0.66	1.12
Less Distributions:
Distributions from net investment income	(0.25)	(0.34)	(0.34)	(0.40)	(0.16)
Distributions from capital gains	–	–	(1.00)	(0.23)	–
Total distributions	(0.25)	(0.34)	(1.34)	(0.63)	(0.16)
Net increase (decrease) in net asset value	1.00	0.26	(3.29)	0.03	0.96
Net Asset Value at end of period	$11.22	$10.22	$9.96	$13.25	$13.22
Total Return (%)1	12.35	6.24	(16.01)	5.09	9.23
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$18,511	$18,322	$28,156	$57,581	$80,486
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.85	2.04	2.04	2.00	1.96
After reimbursement of expenses by Adviser (%)	1.85	1.85	1.85	1.85	1.85
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.35	3.33	3.18	2.99	1.27
Portfolio Turnover (%)2	24	28	15	62	62

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

EQUITY INCOME FUND
Inception to 10/31/101
CLASS A
Net Asset Value at beginning of period	$10.00
Income from Investment Operations:
Net investment loss	(0.04)
Net realized and unrealized gain on investments	0.71
Total from investment operations	0.67
Less Distributions:
Distributions from capital gains	(0.40)
Total distributions	(0.40)
Net increase in net asset value	0.27
Net Asset Value at end of period	$10.27
Total Return (%)2	7.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,886
Ratios of expenses to average net assets:	1.25
Ratio of net investment income to average net assets	(0.64)
Portfolio Turnover (%)3	58

CLASS Y
Net Asset Value at beginning of period1	$10.00
Income from Investment Operations:
Net investment loss	(0.04)
Net realized and unrealized gain on investments	0.73
Total from investment operations	0.69
Less Distributions:
Distributions from capital gains	(0.40)
Total distributions	(0.40)
Net increase in net asset value	0.29
Net Asset Value at end of period	$10.29
Total Return (%)2	7.23
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$32,634
Ratios of expenses to average net assets	1.00
Ratio of net investment income to average net assets	(0.46)
Portfolio Turnover (%)3	58

1	Commenced investment operations October 31, 2009
2	Total return without applicable sales charge
3	Portfolio Turnover is calculated at the fund level and represents the entire period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND
	Year Ended October 31,
	2010	2009	2008	2007	2006
CLASS A
Net Asset Value at beginning of period	$10.57	$10.60	$16.91	$15.47	$13.20
Income from Investment Operations:
Net investment income	0.12	0.20	0.28	0.22	0.22
Net realized and unrealized gain (loss) on investments	0.85	(0.01)	(6.30)	1.45	2.23
Total from investment operations	0.97	0.19	(6.02)	1.67	2.45
Less Distributions:
Distributions from net investment income	(0.14)	(0.22)	(0.19)	(0.23)	(0.18)
Distributions from capital gains	–	–	(0.10)	–	–
Total distributions	(0.14)	(0.22)	(0.29)	(0.23)	(0.18)
Net increase (decrease) in net asset value	0.83	(0.03)	(6.31)	1.44	2.27
Net Asset Value at end of period	$11.40	$10.57	$10.60	$16.91	$15.47
Total Return (%)1	9.22	2.08	(36.17)	10.88	18.75
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$53,520	$54,242	$58,075	$116,358	$113,441
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.16	1.19	1.16	1.13	1.16
After reimbursement of expenses by Adviser (%)	1.16	1.18	1.16	1.13	1.00
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.07	2.00	1.87	1.32	1.53
Portfolio Turnover (%)2	70	86	55	47	45

CLASS B
Net Asset Value at beginning of period	$10.38	$10.42	$16.61	$15.20	$12.97
Income from Investment Operations:
Net investment income	0.06	0.19	0.27	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.82	(0.08)	(6.29)	1.36	2.16
Total from investment operations	0.88	0.11	(6.02)	1.52	2.31
Less Distributions:
Distributions from net investment income	(0.06)	(0.15)	(0.07)	(0.11)	(0.08)
Distributions from capital gains	–	–	(0.10)	–	–
Total distributions	(0.06)	(0.15)	(0.17)	(0.11)	(0.08)
Net increase (decrease) in net asset value	0.82	(0.04)	(6.19)	1.41	2.23
Net Asset Value at end of period	$11.20	$10.38	$10.42	$16.61	$15.20
Total Return (%)1	8.45	1.23	(36.59)	10.03	17.86
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$8,863	$9,637	$14,993	$43,146	$62,766
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.91	1.95	1.91	1.89	1.90
After reimbursement of expenses by Adviser (%)	1.91	1.94	1.91	1.88	1.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.31	1.36	1.11	0.61	0.80
Portfolio Turnover (%)2	70	86	55	47	45

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND (continued)
	Year Ended October 31,				Inception to 10/31/061
	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$10.58	$10.62	$16.93	$15.48	$14.07
Income from Investment Operations:
Net investment income	0.15	0.18	0.22	0.21	0.03
Net realized and unrealized gain (loss) on investments	0.86	0.03	(6.20)	1.51	1.38
Total from investment operations	1.01	0.21	(5.98)	1.72	1.41
Less Distributions:
Distributions from net investment income	(0.17)	(0.25)	(0.23)	(0.27)	–
Return of capital	–	–	(0.10)	–	–
Total distributions	(0.17)	(0.25)	(0.33)	(0.27)	–
Net increase (decrease) in net asset value	0.84	(0.04)	(6.31)	1.45	1.41
Net Asset Value at end of period	$11.42	$10.58	$10.62	$16.93	$15.48
Total Return (%)2	9.58	2.24	(35.97)	11.21	10.023
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$90,233	$80,167	$54,828	$47,949	$7,169
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.91	0.93	0.91	0.87	0.96
After reimbursement of expenses by Adviser (%)	0.91	0.93	0.91	0.88	0.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.31	2.12	2.07	1.47	1.314
Portfolio Turnover (%)6	70	86	55	47	453

LARGE CAP GROWTH FUND
	Year Ended October 31,
	2010	2009	2008	2007	2006
CLASS A
Net Asset Value at beginning of period	$13.15	$11.07	$17.39	$14.70	$13.72
Income from Investment Operations:
Net investment income	0.02	0.05	0.03	(0.00)5	0.005
Net realized and unrealized gain (loss) on investments	2.08	2.05	(6.35)	2.69	1.05
Total from investment operations	2.10	2.10	(6.32)	2.69	1.05
Less Distributions:
Distributions from net investment income	(0.05)	(0.02)	–	–	(0.07)
Total distributions	(0.05)	(0.02)	–	–	(0.07)
Net increase (decrease) in net asset value	2.05	2.08	(6.32)	2.69	0.98
Net Asset Value at end of period	$15.20	$13.15	$11.07	$17.39	$14.70
Total Return (%)2	15.96	18.99	(36.34)	18.30	7.71
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$48,389	$45,398	$38,538	$68,253	$65,216
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.20	1.31	1.34	1.43	1.45
After reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.13	0.41	0.18	(0.02)	0.09
Portfolio Turnover (%)6	79	105	141	93	148

1	Commenced investment operations June 30, 2006.
2	Total return without applicable sales charge.
3	Not annualized.
4	Annualized.
5	Amounts represent less than $0.005 per share.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND (continued)
	Year Ended October 31,
	2010	2009	2008	2007	2006
CLASS B
Net Asset Value at beginning of period	$12.16	$10.30	$16.29	$13.88	$12.98
Income from Investment Operations:
Net investment income	(0.08)	(0.02)	(0.11)	(0.13)	(0.09)
Net realized and unrealized gain (loss) on investments	1.91	1.88	(5.88)	2.54	0.99
Total from investment operations	1.83	1.86	(5.99)	2.41	0.90
Net increase (decrease) in net asset value	1.83	1.86	(5.99)	2.41	0.90
Net Asset Value at end of period	$13.99	$12.16	$10.30	$16.29	$13.88
Total Return (%)2	15.05	18.06	(36.77)	17.36	6.93
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,698	$9,665	$13,580	$36,147	$43,975
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.95	2.07	2.10	2.18	2.20
After reimbursement of expenses by Adviser (%)	1.95	1.95	1.95	1.95	1.95
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.62)	(0.30)	(0.56)	(0.76)	(0.65)
Portfolio Turnover (%)6	79	105	141	93	148

	Year Ended October 31,				Inception to 10/31/061
	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$13.23	$11.14	$17.45	$14.72	$13.71
Income from Investment Operations:
Net investment income	0.07	0.06	0.06	0.02	(0.00)5
Net realized and unrealized gain (loss) on investments	2.08	2.07	(6.37)	2.71	1.01
Total from investment operations	2.15	2.13	(6.31)	2.73	1.01
Less Distributions:
Distributions from net investment income	(0.08)	(0.04)	–	–	–
Total distributions	(0.08)	(0.04)	–	–	–
Net increase (decrease) in net asset value	2.07	2.09	(6.31)	2.73	1.01
Net Asset Value at end of period	$15.30	$13.23	$11.14	$17.45	$14.72
Total Return (%)2	16.26	19.26	(36.16)	18.55	7.373
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$94,475	$106,390	$70,203	$52,811	$9,939
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.95	1.06	1.09	1.16	1.304
After reimbursement of expenses by Adviser (%)	0.95	0.95	0.95	0.95	0.954
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.38	0.63	0.45	0.19	(0.07)4
Portfolio Turnover (%)6	79	105	141	93	1483

1	Commenced investment operations June 30, 2006.
2	Total return without applicable sales charge.
3	Not annualized.
4	Annualized.
5	Amounts represent less than $0.005 per share.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND
	Year Ended October 31,
	2010	2009	2008	2007	2006
CLASS A
Net Asset Value at beginning of period	$ 4.95	$ 4.08	$ 7.45	$ 6.27	$ 5.36
Income from Investment Operations:
Net investment income	(0.02)	(0.03)	(0.04)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	1.02	0.90	(3.28)	1.25	0.95
Total from investment operations	1.00	0.87	(3.32)	1.18	0.91
Less Distributions:
Distributions from capital gains	–	-	(0.05)	–	–
Total distributions	0.00	–	(0.05)	–	–
Net increase (decrease) in net asset value	1.00	0.87	(3.37)	1.18	0.91
Net Asset Value at end of period	$ 5.95	$ 4.95	$ 4.08	$ 7.45	$ 6.27
Total Return (%)1	20.20	21.03	(44.71)	18.82	16.98
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$42,627	$17,138	$14,241	$33,459	$33,899
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.40	1.56	1.44	1.50	1.61
After reimbursement of expenses by Adviser (%)	1.40	1.40	1.40	1.33	1.20
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.50)	(0.61)	(0.56)	(0.87)	(0.59)
Portfolio Turnover (%)2	68	198	127	109	207

CLASS B
Net Asset Value at beginning of period	$ 4.60	$ 3.83	$ 7.04	$ 5.96	$ 5.14
Income from Investment Operations:
Net investment income	(0.05)	(0.06)	(0.10)	(0.13)	(0.08)
Net realized and unrealized gain (loss) on investments	0.94	0.83	(3.06)	1.21	0.90
Total from investment operations	0.89	0.77	(3.16)	1.08	0.82
Less Distributions:
Distributions from capital gains	–	–	(0.05)	–	–
Total distributions	0.00	–	(0.05)	–	–
Net increase (decrease) in net asset value	0.89	0.77	(3.21)	1.08	0.82
Net Asset Value at end of period	$ 5.49	$ 4.60	$ 3.83	$ 7.04	$ 5.96
Total Return (%)1	19.35	20.10	(45.18)	17.92	16.15
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,879	$4,231	$ 4,891	$13,598	$15,754
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.15	2.32	2.19	2.25	2.35
After reimbursement of expenses by Adviser (%)	2.15	2.15	2.15	2.08	1.95
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(1.24)	(1.34)	(1.32)	(1.62)	(1.36)
Portfolio Turnover (%)2	68	198	127	109	207

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND (continued)
	Year Ended October 31,				Inception to 10/31/061
	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$ 5.00	$ 4.11	$ 7.47	$ 6.27	$ 5.84
Income from Investment Operations:
Net investment income	(0.01)	(0.01)	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	1.02	0.90	(3.29)	1.23	0.44
Total from investment operations	1.01	0.89	(3.31)	1.20	0.43
Less Distributions:
Distributions from capital gains	–	–	(0.05)	–	–
Total distributions	0.00	–	(0.05)	–	–
Net increase (decrease) in net asset value	1.01	0.89	(3.36)	1.20	0.43
Net Asset Value at end of period	$ 6.01	$ 5.00	$ 4.11	$ 7.47	$ 6.27
Total Return (%)3	20.20	21.65	(44.66)	19.11	7.534
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$26,101	$23,389	$17,649	$32,631	$ 7,830
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.15	1.30	1.19	1.22	1.475
After reimbursement of expenses by Adviser (%)	1.15	1.15	1.15	1.11	0.955
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.23)	(0.37)	(0.27)	(0.62)	(0.58)5
Portfolio Turnover (%)6	68	198	127	109	2074

SMALL CAP FUND
	Year Ended October 31,			Inception to 10/31/072
	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$ 8.24	$ 7.29	$10.36	$10.00
Income from Investment Operations:
Net investment income	0.005	0.03	0.22	0.06
Net realized and unrealized gain (loss) on investments	1.70	0.94	(3.07)	0.30
Total from investment operations	1.70	0.97	(2.85)	0.36
Less Distributions:
Distributions from investment income	(0.01)	(0.02)	(0.05)	–
Distributions from capital gains	–	–	(0.17)	–
Total distributions	(0.01)	(0.02)	(0.22)	–
Net increase (decrease) in net asset value	1.69	0.95	(3.07)	0.36
Net Asset Value at end of period	$ 9.93	$ 8.24	$ 7.29	$10.36
Total Return (%)3	20.60	13.30	(28.02)	3.604
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,540	$1,301	$ 883	$6,098
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.50	2.85	2.18	2.615
After reimbursement of expenses by Adviser (%)	1.50	1.50	1.50	1.505
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.04	0.50	0.56	0.715
Portfolio Turnover (%)6	40	21	55	144

1	Commenced investment operations June 30, 2006.
2	Commenced investment operations December 27, 2006.
3	Total return without applicable sales charge.
4	Not annualized.
5	Annualized.
6	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP FUND (continued)
	Year Ended October 31,			Inception to 10/31/071
	2010	2009	2008
CLASS B
Net Asset Value at beginning of period	$ 8.18	$ 7.24	$10.29	$10.00
Income from Investment Operations:
Net investment income	(0.07)	(0.02)	0.03	(0.00)6
Net realized and unrealized gain (loss) on investments	1.67	0.94	(2.91)	0.29
Total from investment operations	1.60	0.92	(2.88)	0.29
Redemption Fees (see Note 2)	–	0.02	0.02	0.005
Less Distributions:	–
Distributions from capital gains	–	–	(0.17)	–
Total distributions	0.00	–	(0.17)	–
Net increase (decrease) in net asset value	1.60	0.94	(3.05)	0.29
Net Asset Value at end of period	$ 9.78	$ 8.18	$ 7.24	$10.29
Total Return (%)3	19.56	12.98	(28.38)	2.904
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$262	$100	$ 67	$ 200
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.25	11.03	7.88	11.245
After reimbursement of expenses by Adviser (%)	2.25	2.25	2.25	2.255
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.72)	(0.22)	(0.19)	(0.01)5
Portfolio Turnover (%)7	40	21	55	144

	Year Ended October 31,			Inception to 10/31/072
	2010	2009	2008
CLASS Y
Net Asset Value at beginning of period	$ 8.22	$ 7.31	$10.37	$ 9.82
Income from Investment Operations:
Net investment income	0.03	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments	1.69	0.92	(2.88)	0.50
Total from investment operations	1.72	0.97	(2.82)	0.55
Less Distributions:
Distributions from net investment income	(0.03)	(0.06)	(0.07)	–
Distributions from capital gains	–	–	(0.17)	–
Total distributions	(0.03)	(0.06)	(0.24)	–
Net increase (decrease) in net asset value	1.69	0.91	(3.06)	0.55
Net Asset Value at end of period	$ 9.91	$ 8.22	$ 7.31	$10.37
Total Return (%)3	20.90	13.53	(27.71)	5.604
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$29,240	$20,389	$13,453	$14,949
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.25	1.52	1.61	1.915
After reimbursement of expenses by Adviser (%)	1.25	1.25	1.25	1.255
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.29	0.77	0.81	0.995
Portfolio Turnover (%)7	40	21	55	144

1	Commenced investment operations December 27, 2006.
2	Commenced investment operations on December 27, 2006.
3	Total return without applicable sales charge.
4	Not annualized.
5	Annualized.
6	Amounts represent less than $0.005 per share.
7	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND
	Year Ended October 31,
	2010	2009	2008	2007	2006
CLASS A
Net Asset Value at beginning of period	$ 9.94	$ 8.47	$17.05	$15.66	$12.65
Income from Investment Operations:
Net investment income	0.12	0.15	0.23	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.77	1.69	(6.06)	2.92	3.01
Total from investment operations	0.89	1.84	(5.83)	3.08	3.16
Less Distributions:
Distributions from net investment income	(0.25)	(0.16)	(0.24)	(0.11)	(0.14)
Distributions from capital gains	–	(0.21)	(2.51)	(1.58)	(0.01)
Total distributions	(0.25)	(0.37)	(2.75)	(1.69)	(0.15)
Net increase (decrease) in net asset value	0.64	1.47	(8.58)	1.39	3.01
Net Asset Value at end of period	$10.58	$ 9.94	$ 8.47	$17.05	$15.66
Total Return (%)1	9.01	22.82	(40.46)	21.24	25.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,505	$23,094	$19,040	$52,145	$78,958
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.60	1.73	1.93	1.89	1.87
After reimbursement of expenses by Adviser (%)	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.19	1.81	1.67	0.99	1.03
Portfolio Turnover (%)2	52	82	69	79	63

CLASS B
Net Asset Value at beginning of period	$ 9.76	$ 8.33	$16.79	$15.45	$12.48
Income from Investment Operations:
Net investment income	0.05	0.14	0.18	0.08	0.03
Net realized and unrealized gain (loss) on investments	0.75	1.60	(6.01)	2.84	2.98
Total from investment operations	0.80	1.74	(5.83)	2.92	3.01
Less Distributions:
Distributions from net investment income	(0.17)	(0.10)	(0.12)	–	(0.03)
Distributions from capital gains	–	(0.21)	(2.51)	(1.58)	(0.01)
Total distributions	(0.17)	(0.31)	(2.63)	(1.58)	(0.04)
Net increase (decrease) in net asset value	0.63	1.43	(8.46)	1.34	2.97
Net Asset Value at end of period	$10.39	$ 9.76	$ 8.33	$16.79	$15.45
Total Return (%)1	8.26	21.91	(40.95)	20.31	24.18
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,854	$5,109	$ 6,237	$15,630	$16,175
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.35	2.49	2.69	2.64	2.62
After reimbursement of expenses by Adviser (%)	2.35	2.35	2.35	2.35	2.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.43	1.09	1.04	0.41	0.32
Portfolio Turnover (%)2	52	82	69	79	63

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND (continued)
	Year Ended October 31,				Inception to 10/31/061
	2010	2009	2008	2007
CLASS Y
Net Asset Value at beginning of period	$ 9.95	$ 8.48	$17.08	$15.68	$14.57
Income from Investment Operations:
Net investment income	0.22	0.16	0.31	0.17	0.01
Net realized and unrealized gain (loss) on investments	0.69	1.70	(6.12)	2.96	1.10
Total from investment operations	0.91	1.86	(5.81)	3.13	1.11
Less Distributions:
Distributions from net investment income	(0.27)	(0.18)	(0.28)	(0.15)	–
Distributions from capital gains	–	(0.21)	(2.51)	(1.58)	–
Total distributions	(0.27)	(0.39)	(2.79)	(1.73)	–
Net increase (decrease) in net asset value	0.64	1.47	(8.60)	1.40	1.11
Net Asset Value at end of period	$10.59	$ 9.95	$ 8.48	$17.08	$15.68
Total Return (%)2	9.28	23.25	(40.41)	21.59	7.623
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$74,421	$120,187	$81,569	$60,525	$9,025
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.35	1.47	1.68	1.66	1.724
After reimbursement of expenses by Adviser (%)	1.35	1.35	1.35	1.35	1.354
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.42	2.07	2.25	1.48	0.484
Portfolio Turnover (%)5	52	82	69	79	633

1	Commenced investment operations June 30, 2006.
2	Total return without applicable sales charge.
3	Not annualized.
4	Annualized.
5	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

1. ORGANIZATION

The MEMBERS Mutual Funds, a Delaware business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end, management investment company. As of the date of this report, the Trust offers thirteen funds (individually, a "Fund," collectively, the "Funds"). The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the "Investment Adviser"). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income Fund, Small Cap Fund, and the International Stock Fund. The accompanying financial statements include the Cash Reserves, Bond, High Income, Diversified Income, Equity Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds (collectively, the "Core Funds"), and the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the "Target Allocation Funds"). The Core Funds, excluding the Cash Reserves, Diversified Income and Equity Income Funds, offer three classes of shares: Class A, B and Y, the Target Allocation Funds offer three classes of shares: Class A, B and C. The Cash Reserves Fund and the Diversified Income Fund, offer two classes of shares: Class A and B, and the Equity Income Fund offers two classes of shares: Class A and Y. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: Equity securities and exchange-traded funds ("ETFs") listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs, equities traded on a U.S. exchange, on NASDAQ or a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value ("NAV") which is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the official bid price. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded except for the Equity Income Fund where

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

they are valued at the mean of the best bid and best ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Funds’  Pricing Committee (the "Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.

The value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then current exchange rate at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time).

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or official closing prices. Because the Target Allocation Funds primarily invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to "fair" value any of the investments of these funds. However, an underlying fund may need to "fair" value one or more of its investments, which may, in turn, require a Target Allocation Fund to do the same because of delays in obtaining the underlying fund’s NAV.

A Fund’s investments (or underlying fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Funds.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

Federal Income Taxes: It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2010. It is the Funds’ policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended October 31, 2007 through October 31, 2010.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with "primary dealers" in U.S. Government securities. As of October 31, 2010, only the Equity Income Fund had open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

Each Fund, except the Cash Reserves Fund, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Net realized gains of $507,383 are included in the Statements of Operations under the heading "Net realized gain (loss) on investments" for the International Stock Fund. The Cash Reserves Fund can only invest in U.S. dollar-denominated foreign money market securities.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund, except the Cash Reserves Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of October 31, 2010, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Futures Contracts: Each Fund, except the Cash Reserves Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a Fund enters into a futures contract, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. The Fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of October 31, 2010, none of the Funds had open futures contracts.

Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for the Cash Reserves Fund which limits the investment in illiquid securities to 5% of net assets. At October 31, 2010, investments in securities of the Bond, High Income and Diversified Income Funds include issues that are illiquid. The aggregate values of illiquid securities held by the Bond, High Income and Diversified Income were $2,802,129, $1,298,750 and $2,320,142, respectively, which represent 1.3%, 1.0% and 2.5% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at October 31, 2010, which includes cost and acquisition date, is as follows:

Bond Fund
Security:	Acquisition Date	Acquisition Cost
American Association of Retired Persons	5/16/02	793,402
ERAC USA Finance LLC	12/16/04	629,355
WM Wrigley Jr. Co.	6/21/10	1,239,008
		$2,661,765
High Income Fund
Security:	Acquisition Date	Acquisition Cost
WCA Waste Corp.	6/28/06	250,590
Syniverse Technologies Inc., Series B	Various	497,520
Angel Lux Common S.A.	Various	511,375
		$1,259,485
Diversified Income Fund
Security:	Acquisition Date	Acquisition Cost
American Association of Retired Persons	5/16/02	793,403
ERAC USA Finance LLC	12/16/04	355,722
WM Wrigley Jr. Co.	6/21/10	279,776
Nissan Motor Acceptance Corp.	3/16/07	766,369
		$2,195,270

All securities listed above are deemed illiquid primarily due to low trading volume. These securities are classified as Level 2 as there are significant observable inputs used to price them and a market exists for each.

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often a month or more after the purchase. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2010, none of the Funds had entered into such transactions.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds. Differences

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2010 reclassifications were recorded as follows:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$ (439)	$ 210	$ 229
Moderate Allocation	(2,960)	–	2,960
Aggressive Allocation	–	2,081	(2,081)
Cash Reserves	–	–	–
Bond	–	(12,740)	12,740
High Income	–	6,035	(6,035)
Diversified Income	(1,589)	(38,301)	39,890
Equity Income	–	(147,438)	147,438
Large Cap Value	–	(22,781)	22,781
Large Cap Growth	–	–	–
Mid Cap	8,119,752	323,190	(8,442,942)
Small Cap	4,749,104	(15,114)	(4,733,990)
International Stock	(654)	149,656	(149,002)

Redemption Fees: The Small Cap and the International Stock Funds will deduct a fee of 2% from redemption proceeds on Class A and Class B shares held 30 calendar days or less. Redemption fees are treated as additional paid-in capital to the Fund from which the shares are redeemed and are designed to help offset any costs associated with short-term shareholder trading.

Fair Value Measurements: Each Fund has adopted the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures. Fair value is defined as the price that each Fund would receive upon selling an investment in, or pay to transfer a liability in, an orderly transaction with an independent buyer in the principal or most advantageous market of the investment or liability. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed on the next page:

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

The valuation techniques used by the Funds to measure fair value for the period ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation. During the year ended October 31, 2010, none of the Funds held securities deemed as a Level 3.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Funds’ investments carried at market value:

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/2010
Conservative Allocation1	$ 47,003,512	$ –	$ –	$ 47,003,512
Moderate Allocation1	108,656,585	–	–	108,656,585
Aggressive Allocation1	37,470,630	–	–	37,470,630
Cash Reserves2	493,560	13,247,895	–	13,741,455
Bond
Asset Backed	–	2,341,376	–	2,341,376
Corporate Notes and Bonds	–	40,113,931	–	40,113,931
Mortgage Backed	–	30,735,502	–	30,735,502
U.S. Government and Agency Obligations	–	139,726,874	–	139,726,874
Investment Companies	3,073,792	–	–	3,073,792
	3,073,792	212,917,683	–	215,991,475
High Income
Corporate Notes and Bonds	–	116,247,969	–	116,247,969
Investment Companies	7,599,938	–	–	7,599,938
	7,599,938	116,247,969	–	123,847,907
Diversified Income
Common Stocks	46,939,119	–	–	46,939,119
Asset Backed	–	1,144,466	–	1,144,466
Corporate Notes and Bonds	–	18,232,900	–	18,232,900
Mortgage Backed	–	11,534,276	–	11,534,276
U.S. Government and Agency Obligations	–	10,482,767	–	10,482,767
Investment Companies	2,107,494	–	–	2,107,494
	49,046,613	41,394,409	–	90,441,022
Equity Income
Assets:
Common Stocks	28,879,970	–	–	28,879,970
Repurchase Agreement	–	6,078,112	–	6,078,112
U.S. Government and Agency Oglibations	–	501,231		501,231
Investment Companies	939,420	–	–	939,420
	29,819,390	6,579,343	–	36,398,733
Liabilities:
Options Written	1,710,208	–	–	1,710,208
Large Cap Value
Common Stocks	150,119,533	–	–	150,119,533
Investment Companies	2,596,954	–	–	2,596,954
	152,716,487	–	–	152,716,487
Large Cap Growth
Common Stocks	$146,163,340	$ –	$ –	$146,163,340
Investment Companies	8,422,475	–	–	8,422,475
	154,585,815	–	–	154,585,815

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

Fund	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/2010
Mid Cap
Common Stocks	72,213,043	–	–	72,213,043
Investment Companies	7,207,188	–	–	7,207,188
	79,420,231	–	–	79,420,231
Small Cap
Common Stocks	31,273,559	–	–	31,273,559
Investment Companies	815,463	–	–	815,463
	32,089,022	–	–	32,089,022
International Stock
Common Stocks
Australia	$ –	$ 816,191	$ –	$ 816,191
Belgium	–	2,477,917	–	2,477,917
Brazil	–	3,043,858	–	3,043,858
Canada	–	1,782,138	–	1,782,138
China	–	1,669,180	–	1,669,180
Denmark	–	1,751,371	–	1,751,371
France	–	10,970,178	–	10,970,178
Germany	–	4,363,480	–	4,363,480
Hong Kong	–	2.116,821	–	2,116,821
Ireland	–	956,322	–	956,322
Israel	–	954,960	–	954,960
Italy	–	1,819,385	–	1,819,385
Japan	–	18,740,438	–	18,740,438
Mexico	–	763.300	–	763,300
Netherland	–	1,699,951	–	1,699,951
Norway	–	854,137	–	854,137
Russia	–	714,250	–	714,250
Singapore	–	932,276	–	932,276
South Korea	–	2,145,027	–	2,145,027
Spain	–	2,760,184	–	2,760,184
Switzerland	–	7,645,228	–	7,645,228
Turkey	–	1,047,480	–	1,047,480
United Kingdom	–	29,430,400	–	29,430,400
Investment Companies	3,010,174	–	–	3,010,174
	3,010,174	99,454,472	–	102,464,646
1 At October 31, 2010, all investments are Level 1, see respective Portfolio of Investments.
2 At October 31, 2010, all Level 2 securities held are Short Term Investments, see respective Portfolio of Investments.

The Funds have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures; Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuance and settlements on a gross basis will be effective for interim and annual period beginning after December 15, 2010. There were no transfers between classification levels during the period ended October 31. 2010.

Derivatives: In March 2008, the FASB issued guidance intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows. This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The funds adopted this guidance effective November 1, 2009 with the inception of the Equity Income Fund.

The following table presents the types of derivatives in the Equity Income Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2010:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	–	--	Options written	$1,710,208

The following table presents the effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2010:

Derivatives not accounted for as hedging instruments	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives
Equity contracts	$1,975,026	($556,015)

Management has determined that there is no impact on the financial statements of the other funds held in the Trust as they did not hold derivative financial instruments during the year ended October 31, 2010.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement: For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows: 0.20% for the Conservative, Moderate and Aggressive Allocation Funds (collectively, the "Target Allocation Funds") ; 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Diversified Income Fund; 0.85% for the Equity Income Fund; 0.55% for the Large Cap Value Fund; 0.75% for the Large Cap Growth Fund; 0.75% for the Mid Cap Fund; 1.00% for the Small Cap Fund; and 1.05% for the International Stock Fund. Except for the Target Allocations Funds and the Equity Income Fund, each Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the funds at October 31, 2010, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund, and Lazard Asset Management LLC for the International Stock Fund.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. In that regard, the Investment Adviser waived a portion of management fees on the Cash Reserves Fund Class A Shares and Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

maintain a minimum daily distribution rate of zero. For the year ended October 31, 2010, the waivers totaled $52,020 for Class A Shares and $9,533 for Class B Shares and are reflected as reimbursement/waiver in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Services Agreement. The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows: 0.25% for each of the Conservative, Moderate and Aggressive Allocation Funds; 0.15% for the Cash Reserves Fund; 0.15% for the Bond Fund; 0.20% for the High Income Fund; 0.20% for the Diversified Income Fund; 0.15% for the Equity Income Fund; 0.36% for the Large Cap Value Fund; 0.20% for the Large Cap Growth Fund; 0.40% for the Mid Cap Fund; 0.25% for the Small Cap Fund; and 0.30% for the International Stock Fund. While the Funds pay the expenses of the Funds’ Independent Trustees and independent auditors directly (the "Direct Fees"), these expenses come out of the service fee so that they do not represent an additional expense to the Funds above and beyond the service fee.

The Investment Adviser may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of service agreement fees on the Cash Reserves Fund Class A Shares and Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2010, the waivers totaled $1,796 for Class A Shares and $342 for Class B Shares and are reflected as reimbursement/waiver in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Distribution Agreement. Mosaic Funds Distributor, LLC ("MFD") serves as distributor of the Funds. The Trust adopted distribution and/or service plans (the "Plans") with respect to the Trust’s Class A, B, and C shares pursuant to Rule 12b–1 under the 1940 Act. Under the Plans, the Trust will pay service fees to MFD for Class A, Class B, and Class C shares at an aggregate annual rate of 0.25% of each Fund’s daily net assets attributable to the respective class of shares for all funds except the Cash Reserves Fund. The Trust will also pay distribution fees to MFD for Class B and Class C shares at an aggregate annual rate of 0.75% of each Fund’s daily net assets attributable to their respective classes. The distribution fees are used to reimburse MFD for its distribution expenses with respect to Class B and Class C only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees are used by MFD to compensate selling brokers and others for providing personal and account maintenance services to shareholders. Fees incurred by the Funds under the Plans are detailed in the statement of operations.

Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable, and paid to MFD. MFD, in turn, uses a portion of these fees to pay financial advisors who sell Fund shares, as disclosed in the prospectus. The sales charges retained by MFD from the sales of shares (Class A shares) and the CDSC retained by MFD on the redemption of shares (Class A, B and C shares) for the period November 1, 2009 through October 31, 2010, were as follows:

Fund	Class A	Class B	Class C	Fund	Class A	Class B
Conservative Allocation	$230,054	$15,927	$3,310	Equity Income	$161,544	NA
Moderate Allocation	493,686	60,359	1,082	Large Cap Value	42,165	$10,398
Aggressive Allocation	205,910	12,391	31	Large Cap Growth	40,638	11,496
Cash Reserves	–	17,454	NA	Mid Cap	43,779	12,476
Bond	44,772	9,349	NA	Small Cap	5,127	82
High Income	68,598	3,441	NA	International Stock	37,045	5,863
Diversified Income	74,624	17,670	NA

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

The distributor may from time to time voluntary agree to waive a portion of its fees or expenses related to the Funds. In that regard, the distributor waived a portion of 12b-1 fees on the Cash Reserves Fund Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2010, the waivers totaled $17,998 and are reflected as reimbursement/waiver in the accompanying Statement of Operations. The distributor does not have the right to recoup these waived fees.

Officers and Trustees: Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to the audit committee and nominating and governance committee chairs.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund declares dividends, if any, daily and reinvests monthly. The Bond Fund, High Income Fund and Diversified Income Fund declare and reinvest dividends, if any, monthly. The Conservative Allocation and Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, and the International Stock Fund declare and reinvest dividends, if any, annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2010, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$ –	$26,545,909	$20,802,904
Moderate Allocation	–	–	61,788,669	52,422,968
Aggressive Allocation	–	–	74,067,810	20,698,188
Bond	27,044,392	9,521,094	4,692,108	3,605,207
High Income	–	–	55,439,684	52,241,803
Diversified Income	188,723	3,372,289	21,340,034	24,520,908
Equity Income	–	–	43,040,623	13,562,445
Large Cap Value	–	–	106,261,506	107,928,789
Large Cap Growth	–	–	114,428,806	143,376,895
Mid Cap	–	–	41,619,408	50,758,376
Small Cap	–	–	11,451,937	22,325,078
International Stock	–	–	52,879,934	107,232,383

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

6. COVERED CALL OPTIONS

The Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce the volatility (and risk profile) of the Fund by providing protection from declining stock prices.

Transactions in option contracts during the period ended October 31, 2010 were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	–	$ –
Options written during the period	19,801	4,191,385
Options expired during the period	(7,504)	(1,562,287)
Options closed during the period	(3,743)	(868,425)
Options assigned during the period	(3,298)	(606,480)
Options outstanding, end of period	5,256	$1,154,193

7. FOREIGN SECURITIES

Each Fund may invest in foreign securities, however, the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Swedish Depositary Receipts ("SDRs") and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the Funds have reclaim receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statement of Assets and Liabilities. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

8. SECURITIES LENDING

Each Fund, except the Target Allocation Funds, Cash Reserves, Small Cap and Equity Income Funds, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, such Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At October 31, 2010, none of the Funds had securities out on loan.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

9. TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2010 and 2009 was as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2010	2009	2010	2009
Conservative Allocation	$1,173,419	$1,276,875	$ –	$ –
Moderate Allocation	1,374,464	1,225,930	–	–
Aggressive Allocation	272,700	76,578	–	–
Cash Reserves	–	12,941	–	–
Bond	5,405,293	5,760,220	–	–
High Income	8,805,665	6,913,718	–	–
Diversified Income	2,640,412	3,665,946	–	–
Equity Income	1,370,365	–	–	N/A
Large Cap Value	2,122,321	2,814,901	–	–
Large Cap Growth	665,503	336,551	–	–
Mid Cap	–	353,103	–	–
Small Cap	81,571	131,772	–	–
International Stock	2,823,711	2,316,059	–	2,827,690

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income
Conservative Allocation	$ –
Moderate Allocation	1,042,512
Aggressive Allocation	151,318
Cash Reserves	–
Bond	85,382
High Income	230,647
Diversified Income	8,931
Equity Income	1,334,733
Large Cap Value	1,560,083
Large Cap Growth	359,530
Mid Cap	–
Small Cap	28,684
International Stock	1,490,030

There were no undistributed long-term capital gains.

For federal income tax purposes, the funds listed below have capital loss carryovers as of October 31, 2010, which are available to offset future capital gains, if any, through the year indicated:

Fund	2011	2012	2013	2014	2015	2016	2017	2018
Conservative Allocation	$ –	$ –	$ –	$ –	$ –	$ 656,100	$ 1,619,779	$ –
Moderate Allocation	–	–	–	–	–	4,121,648	6,462,247	3,257,526
Aggressive Allocation	–	–	–	–	–	1,431,110	2,049,055	2,346,155
Cash Reserves	–	–	–	–	–	–	–	10
Bond	–	66,319	65,261	362,802	57,909	–	836,574	–
High Income	–	–	–	–		4,147,511	2,183,308	–
Diversified Income	–	–	–	–	–	83,974	14,441,031	–
Large Cap Value	–	–	–	–	–	8,631,972	20,011,738	–
Large Cap Growth	–	–	–	–	–	3,055,287	18,608,339	–
Mid Cap	–	–	–	–	–	8,217,755	16,406,364	–
Small Cap	–	–	–	–	–	4,239,545	1,697,646	–
International Stock	–	–	–	–	–	–	22,902,552	1,381,274

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

Included in the net capital loss carryovers for the Mid Cap Fund and Small Cap Fund are $7,468,164 and $4,055,364, respectively, of capital loss carryovers subject to certain limitations upon availability to offset future gains, if any, as the successor of a merger. Additionally, the Mid Cap Fund forfeited $3,276,037 of capital loss carryovers acquired from the Mid Cap Value Fund, and the Small Cap Fund forfeited $5,547,405 of capital loss carryovers acquired from the Small Cap Growth Fund due to the change-of-ownership rules in the tax law.

As of October 31, 2010, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
Conservative Allocation	$ 167,787
Bond	19,304
High Income	3,638,497
Diversified Income	3,554,273
Large Cap Value	899,717
Large Cap Growth	13,486,290
Mid Cap	5,747,466
Small Cap	1,804,465

At October 31, 2010, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities excluding option contracts as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$ 1,368,289	$ –	$ 1,368,289
Moderate Allocation	3,477,505	704,833	2,772,672
Aggressive Allocation	1,216,149	189,472	1,026,677
Bond	14,421,452	625,193	13,796,259
High Income	10,013,545	32,459	9,981,086
Diversified Income	9,021,866	2,327,464	6,694,402
Equity Income	1,532,302	1,461,983	70,319
Large Cap Value	11,686,708	5,498,964	6,187,744
Large Cap Growth	20,716,117	738,377	19,977,740
Mid Cap	10,750,873	549,668	10,201,205
Small Cap	5,663,575	882,941	4,780,634
International Stock	16,610,753	1,202,569	15,408,184

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

10. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves certain risks, other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Fund, and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

The Equity Income Fund invests in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Each Target Allocation Fund is structured as a Fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund’s performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the Target Allocation Funds are subject to the risks of the underlying funds in direct proportion to the allocation of their respective assets among the underlying funds.

Additionally, the Target Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the fund(s) selected to fulfill a particular asset class under performs their peer. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Target Allocation Funds invest in underlying funds, of which certain underlying funds may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the "affiliated underlying funds’’). A summary of the transactions with each affiliated underlying fund during the year ended October 31, 2010 follows:

Fund/Underlying Fund	Balance of Shares Held at 10/31/2009	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2010	Value at 10/31/2010	Realized Gain/ (Loss )	Distributions Received1
Conservative Allocation Fund
Madison Mosaic Disciplined Equity Fund	–	238,497	–	238,497	$2,904,899	$ –	$ –
Madison Mosaic Institutional Bond Fund	–	350,948	–	350,948	3,909,564	–	50,488
MEMBERS Bond Fund Class Y	934,413	39,193	138,486	835,120	8,735,354	60,981	251,984
MEMBERS High Income Fund Class Y	709,172	79,785	19,006	769,951	5,458,955	(5,313)	387,770
MEMBERS International Stock Fund Class Y	323,539	26,180	128,767	220,952	2,339,881	(314,619)	59,975
MEMBERS Equity Income Fund, Class Y	–	123,789	557	123,232	1,268,061	(37)	49,293
MEMBERS Large Cap Growth Fund Class Y	264,567	17,241	68,835	212,973	3,258,492	(130,985)	17,580
MEMBERS Large Cap Value Fund Class Y	261,669	47,175	45,608	263,236	3,006,157	(192,103)	46,246
Totals					$30,881,363	$(582,076)	$863,336
1 Distributions received include distributions from net investment income and from capital gains from the underlying funds.

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

Fund/Underlying Fund	Balance of Shares Held at 10/31/2009	Gross Additions	Gross Sales	Balance of Shares Held at 10/31/2010	Value at 10/31/2010	Realized Gain/ (Loss)	Distributions Received1
Moderate Allocation Fund
Madison Mosaic Institutional Bond Fund	–	441,727	–	441,727	$4,920,838	$ –	$63,547
MEMBERS Bond Fund Class Y	1,304,545	29,612	253,945	1,080,212	11,299,016	127,323	342,684
MEMBERS High Income Fund Class Y	1,236,623	86,709	5,394	1,317,938	9,344,182	(4,667)	668,782
MEMBERS International Stock Fund Class Y	1,399,914	29,959	692,247	737,626	7,811,463	(2,017,908)	217,652
Madison Mosaic Disciplined Equity Fund	–	781,020	–	781,020	9,512,823	–	5,379
MEMBERS Equity Income Fund Class Y	–	352,642	1,093	351,549	3,617,443	(20)	140,620
MEMBERS Large Cap Growth Fund Class Y	855,788	72,925	215,380	713,333	10,914,002	(411,553)	49,798
MEMBERS Large Cap Value Fund Class Y	746,352	146,423	31,793	860,982	9,832,420	(162,787)	129,583
MEMBERS Mid Cap Fund Class Y	500,218	86,285	1,925	584,578	3,513,317	(4,311)	–
MEMBERS Small Cap Fund Class Y	302,264	227,093	161,032	368,325	3,650,102	(262,304)	9,756
Totals					$74,415,606	$(2,736,227)	$1,627,801

Aggressive Allocation Fund
MEMBERS Bond Fund Class Y	95,067	35,743	96,175	34,635	$362,279	$ 57,355	$ 24,022
MEMBERS High Income Fund Class Y	276,834	37,265	1,898	312,201	2,213,506	(11)	156,628
MEMBERS International Stock Fund Class Y	573,860	27,354	232,600	368,614	3,903,622	(941,227)	111,844
Madison Mosaic Disciplined Equity Fund	–	417,743	–	417,743	5,088,105	–	3,673
MEMBERS Equity Income Fund Class Y	–	121,327	163	121,164	1,246,773	3	48,465
MEMBERS Large Cap Growth Fund Class Y	361,678	21,366	98,350	284,694	4,355,811	(205,354)	20,911
MEMBERS Large Cap Value Fund Class Y	321,461	58,418	20,299	359,580	4,106,398	(104,558)	57,500
MEMBERS Mid Cap Fund Class Y	357,423	48,464	3,365	402,522	2,419,158	(7,250)	–
MEMBERS Small Cap Fund Class Y	169,339	139,585	120,028	188,896	1,871,962	(158,913)	5,541
Totals					$25,567,614	$(1,359,955)	$428,584
1 Distributions received include distributions from net investment income and from capital gains from the underlying funds.

12. Merger Related Capital Stock Transactions

Effective November 30, 2009, the Small Cap Growth Fund was merged into the Small Cap Value Fund with the surviving Fund changing its name on that date to the Small Cap Fund. Also, effective March 1, 2010, the Mid Cap Value Fund was merged into the Mid Cap Growth Fund with the surviving Fund changing its name on that date to the Mid Cap Fund. A summary of the shares issued to the shareholders of the merged Fund and value of those shares by Class is summarized below:

Small Cap	Shares	Value
A	37,176	$ 197,309
B	8,903	$ 71,190
Y	1,821,068	$14,203,621

Mid Cap	Shares	Value
A	4,442.642	$22,032,199
B	1,097,226	$ 5,617,588
Y	168,846	$ 3,043,093

The amounts above are included in the Shares Sold on the Statement of Changes in Net Assets for each respective Fund.

MEMBERS Mutual Funds | October 31, 2010

Notes to Financial Statements

13. Subsequent Events

The Trust is aware of litigation relating to attempts by certain fixed income security-holders of Lyondell Chemical Company (LYO) to retrieve proceeds from the sale by equity security-holders of LYO shares occurring pursuant to its acquisition by merger in December 2007.  The Midcap Fund received proceeds of approximately $389,000 from the sale of its LYO equity securities in December 2007. The Trust has not been named as a defendant in this litigation as of the date of this report.

On November 30, 2010, the parent company of Madison Asset Management, LLC changed its name from Madison Investment Advisors, Inc. to Madison Investment Holdings, Inc.

Management has evaluated the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. There were no additional events or transactions that impacted the amounts or disclosures in the Funds’ financial statements.

MEMBERS Mutual Funds | October 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of MEMBERS Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MEMBERS Mutual Funds, comprising Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Cash Reserves Fund, Bond Fund, High Income Fund, Diversified Income Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund, and International Stock Fund (collectively, the "Funds") as of October 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

(signature)
DELOITTE & TOUCHE LLP
Milwaukee, WI
December 20, 2010

MEMBERS Mutual Funds | October 31, 2010

Other Information

BOARD APPROVAL OF ADVISORY AND SUBADVISORY CONTRACTS

The Board reviewed a variety of matters in connection with the Trust’s investment advisory contract with the Adviser and the three subadvisers.

With regard to the nature, extent and quality of the services to be provided by the Adviser and each subadviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable subadviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the firm. Representatives of the Adviser and each subadviser discussed the firm’s ongoing investment philosophies and strategies intended to provide superior performance consistent with each Trust portfolio’s investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Advisers’ history of providing advisory services to the Madison Mosaic organization as well as the MEMBERS Mutual Funds, Ultra Series Fund and the Madison Strategic Sector Premium Fund. Likewise, they noted their familiarity with each subadviser that had been managing their respective funds for a number of years. The Board also discussed the quality of services provided to the Trusts by its transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising the subadvisers to any Trust portfolios. With regard to the investment performance of the Trusts and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. The Board performed this review in connection with the Adviser and each subadviser that manages a subadvised fund portfolio. A comprehensive discussion of fund performance and market conditions followed.

Representatives of the Adviser and each subadviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Trusts, the Board reviewed the expense ratios for a variety of other funds in each Trust portfolio’s peer group with similar investment objectives. Again, the board reviewed these matters in connection with the Adviser and each subadviser that manages a subadvised Fund portfolio.

The Board noted that the Adviser or its affiliates, and, as applicable, each subaviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective subadviser) to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called "Gartenberg" standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or subadviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require and were wary of "inapt comparisons." They considered that, if the services rendered by the Adviser (or subadviser, if applicable) to one type of fund or client differ significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser (or subadviser, if applicable) may act as either investment adviser or subadviser, the Board noted that the fee is lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services

MEMBERS Mutual Funds | October 31, 2010

Other Information

required to be handled by the Adviser (or subadviser, if applicable) which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed each Fund’s fee structure based on total fund expense ratio as well as by comparing advisory fees to other advisory fees. The Board noted the simple expense structure maintained by the Trust (i.e. an advisory fee and a capped administrative "services" expense). The Board paid particular attention to the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not completely dispositive, was nevertheless an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Trust pursuant to its Services Agreement with the Trust, such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each Trust portfolio’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic "investment management only" fee schedules. The Board noted that to the extent a Trust portfolio invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the Trust portfolio and the underlying mutual fund. The Board was satisfied in this regard that the Advisor (or an affiliate) provides separate services to the Trust’s "Fund of funds" portfolios and the underlying mutual funds in which each such Fund invests in exchange for the fees received from them.

With regard to the extent to which economies of scale would be realized as each Trust portfolio grows, the Trustees recognized that at their current sizes, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements.

Counsel to the Trust’s non-interested Trustees met previously and reviewed the written contract renewal materials provided by the Adviser. He noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the subadvisers and representatives of the Adviser and subadvisers, respectively, discussed each matter raised.

After further discussion and analysis and reviewing the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees concluded that the Trust’s advisory fees (including applicable subadvisry fees) are fair and reasonable for each respective portfolio and that renewal of their respective Advisory, Subadvisory and Services Agreements are in the best interests of each respective Trust portfolio and its shareholders.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b–1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2010. Expenses paid during the period in the tables below are equal to the Fund’s annualized

MEMBERS Mutual Funds | October 31, 2010

Other Information

expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the Fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,042.00	.70%	$3.60	$1,039.10	1.45%	$7.45
Moderate Allocation	1,000	1,027.70	.70%	3.58	1,024.60	1.45%	7.40
Aggressive Allocation	1,000	1,015.70	.70%	3.56	1,012.40	1.45%	7.35
Cash Reserves	1,000	1,000.00	.15%	0.76	1,000.00	.15%	.76
Bond	1,000	1,044.70	.90%	4.64	1,040.80	1.65%	8.49
High Income	1,000	1,063.10	1.00%	5.20	1,059.90	1.75%	9.09
Diversified Income	1,000	1,048.30	1.10%	5.68	1,044.20	1.85%	9.53
Equity Income	1,000	1,022.25	1.25%	6.05	NA	NA	NA
Large Cap Value	1,000	968.60	1.16%	5.76	964.70	1.91%	9.46
Large Cap Growth	1,000	1,022.20	1.20%	6.12	1,018.20	1.95%	9.92
Mid Cap Value	1,000	1,020.60	1.40%	7.13	1,018.60	2.15%	10.94
Small Cap	1,000	970.70	1.50%	7.45	966.40	2.25%	11.15
International Stock	1,000	1,058.00	1.60%	8.30	1,053.80	2.35%	12.17

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,039.10	1.45%	$7.49
Moderate Allocation	1,000	1,024.60	1.45%	7.40
Aggressive Allocation	1,000	1,012.40	1.45%	7.35

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,047.00	0.65%	$3.35
High Income	1,000	1,066.10	0.75%	3.91
Equity Income	1,000	1,023.18	1.00%	4.83
Large Cap Value	1,000	970.30	0.91%	4.52
Large Cap Growth	1,000	1,023.40	0.95%	4.85
Mid Cap	1,000	1,022.10	1.15%	5.86
Small Cap	1,000	971.60	1.25%	6.21
International Stock	1,000	1,059.00	1.35%	7.01

MEMBERS Mutual Funds | October 31, 2010

Other Information

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,043.00	.70%	$3.60	$1,035.50	1.45%	$ 7.44
Moderate Allocation	1,000	1,043.00	.70%	3.60	1,035.50	1.45%	7.44
Aggressive Allocation	1,000	1,043.00	.70%	3.60	1,035.50	1.45%	7.44
Cash Reserves	1,000	1,048.50	.15%	0.77	1,062.10	0.15%	0.77
Bond	1,000	1,041.00	.90%	4.63	1,033.50	1.65%	8.46
High Income	1,000	1,040.00	1.00%	5.14	1,032.50	1.75%	8.97
Diversified Income	1,000	1,038.90	1.10%	5.65	1,031.50	1.85%	9.47
Equity Income	1,000	1,025.47	1.25%	6.38	NA	NA	NA
Large Cap Value	1,000	1,038.40	1.16%	5.96	1,030.90	1.91%	9.78
Large Cap Growth	1,000	1,038.00	1.20%	6.16	1,030.50	1.95%	9.98
Mid Cap	1,000	1,036.00	1.40%	7.18	1,028.50	2.15%	10.99
Small Cap	1,000	1,035.00	1.50%	7.69	1,027.50	2.25%	11.50
International Stock	1,000	1,034.00	1.60%	8.20	1,026.50	2.35%	12.00

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation	$1,000	$1,035.50	1.45%	$7.44
Moderate Allocation	1,000	1,035.50	1.45%	7.44
Aggressive Allocation	1,000	1,035.50	1.45%	7.44

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond	$1,000	$1,043.50	0.65%	$3.35
High Income	1,000	1,042.50	0.75%	3.86
Equity Income	1,000	1,023.18	1.00%	5.09
Large Cap Value	1,000	1,040.89	0.91%	4.69
Large Cap Growth	1,000	1,040.50	0.95%	4.89
Mid Cap	1,000	1,038.50	1.15%	5.91
Small Cap	1,000	1,037.50	1.25%	6.42
International Stock	1,000	1,036.50	1.35%	6.93

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table

MEMBERS Mutual Funds | October 31, 2010

Other Information

is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. Form N–Q is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N–Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credits: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended October 31, 2010, the total amount of foreign taxes that is expected to pass through to shareholders and foreign source income for information reporting purposes will be $245,692 (all of which represents taxes withheld) and $3,170,712, respectively. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2010 will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: Of the dividends paid by the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Large Cap Growth and Small Cap Funds, 10.77%, 21.71%, 54.35%, 56.54%, 100%, 100%, and 100%, respectively, qualify for the corporate dividends received deduction.

Qualified Dividend Income: For the fiscal year ended October 31, 2010, The Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Large Cap Value, Large Cap Growth, Small Cap and the International Stock Funds paid dividend income totaling $1,173,419, $1,374,464, $272,700, $1,579,604, $2,122,321, $665,503, $81,571, and $2,755,382 respectively. The Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income ("QDI") eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket).Complete information regarding each Fund’s income distributions paid during the calendar year 2009, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

MEMBERS Mutual Funds | October 31, 2010

MEMBERS Mutual Funds’ Trustees and Officers

The address of each trustee and officer is 550 Science Drive, Madison WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ 85258. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank1 1960	Trustee and President, 2009 - Present
Madison Investment Advisors, Inc. ("MIA") (affiliated investment advisory firm of Madison), Managing Director and Vice President, 1986 - Present; Madison Asset Management, LLC ("Madison"), Director and Vice President, 2004 - Present; Madison Mosaic, LLC (affiliated investment advisory firm of Madison), President, 1996 - Present ; Madison Mosaic Funds (13) (mutual funds) and Madison Strategic Sector Premium Fund (closed end fund), President, 1996 -
Present ; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 - Present; Ultra Series Fund (16) (mutual fund), President, 2009 - Present
Madison Mosaic Funds (all but Equity Trust) and Madison Strategic Sector Premium Fund, 1996 - Present; Ultra Series Fund (16), 2009 - Present
Frank E. Burgess 1942	Vice President, 2009 - Present
MIA, Founder, President and Director,  1973 - Present ; Madison, President and Director, 2004 - Present; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, Vice President, 1996 - Present; Ultra Series Fund (16), Vice President, 2009 - Present
N/A
Jay R. Sekelsky 1959	Vice President, 2009 - Present
MIA, Managing Director and Vice President, 1990 - Present; Madison, Director, 2009 - Present; Madison Mosaic, LLC, Vice President, 1996 -
Present; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, Vice President, 1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 - Present; Ultra Series Fund (16), Vice President, 2009 - Present
N/A
Paul Lefurgey 1964	Vice President, 2009 - Present
MIA, Managing Director, Head of Fixed Income, 2005 - Present; Madison, Portfolio Manager, 2009 - Present; MEMBERS Capital Advisors, Inc. ("MCA") (investment advisory firm), Madison, WI, Vice President, 2003 - 2005; Ultra Series Fund (16), Vice President, 2009 - Present
N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present
MIA and Madison Mosaic, LLC, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present ; Madison Mosaic Funds (13), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Strategic Sector Premium Fund, Treasurer, 2005 - Present; Chief Financial Officer, 2005 - 2009 ; Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; Ultra Series Fund (16), Treasurer, 2009 - Present
N/A
Holly S. Baggot 1960	Secretary, 1999 - Present; Assistant Treasurer, 1999 - 2007; 2009 - Present; Treasurer, 2008 - 2009
Madison, Vice President, 2009 - Present; MCA, Director-Mutual Funds, 2008-2009; Director-Mutual Fund Operations, 2006-2008; Operations Officer-Mutual Funds, 2005-2006; Senior Manager-Product & Fund Operations, 2001-2005; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2009 - Present ; Ultra Series Fund (16), Secretary, 1999-Present; Treasurer, 2008-2009; Assistant Treasurer, 1997-2007 and 2009-Present
N/A

1 "Interested person" as defined in the  Investment Company Act of 1940. Considered an interested Trustee because of the position held with the investment adviser of the Trust.

MEMBERS Mutual Funds | October 31, 2010

MEMBERS Mutual Funds’ Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
W. Richard Mason 1960	Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
MIA, Madison, Madison Scottsdale, LC (an affiliated investment advisory firm of Madison) and Madison Mosaic, LLC, Chief Compliance Officer and Corporate Counsel, 2009 -  Present; General Counsel and Chief Compliance Officer, 1996 - 2009 ; Mosaic Funds Distributor, LLC (an affiliated brokerage firm of Madison), Principal, 1998 - Present; Concord Asset Management ("Concord") (an affiliated investment advisory firm of Madison), LLC, General Counsel, 1996 - 2009; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; Secretary, General Counsel and Chief Compliance Officer, 1992 - 2009 ; Ultra Series Fund (16), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present
N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present
MIA, Madison, Madison Scottsdale, LC, Madison Mosaic, LLC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Ultra Series Fund (16), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 -
Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009 ; Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Lorence D. Wheeler 1938	Trustee, 2009 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1997 - 2001	43
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present ; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund,
1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 1996 - Present; Ultra Series Fund (16), 2009 - Present

Steven P. Riege 1954	Trustee, 2005 - Present	The Rgroup (management consulting), Milwaukee, WI, Owner/President, 2001 - Present; Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	29	Ultra Series Fund (16), 2005 - Present

MEMBERS Mutual Funds | October 31, 2010

MEMBERS Mutual Funds’ Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/Trusteeships
Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Minneapolis, MN, Chair and Chief Executive Officer, 1998 - Present; Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - Present; IAI Mutual Funds, Minneapolis, MN, President and Director, 1992-1997	29	Park Nicolet Health Services, 2001 - Present; Micro Component Technology, Inc., 2008 - 2009 ; Ultra Series Fund (16), 2004 - Present
Philip E. Blake 1944	Trustee, 2009 - Present	Retired Investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	43
Madison Newspapers, Inc., 1993 - Present;
Meriter Hospital & Health Services, 2000 - Present;
Edgewood College, 2003 - Present; Nerites Corporation , 2004 - Present; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund, 1996 - Present; Ultra Series Fund (16), 2009 - Present

James R. Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	43
Park Bank, 1978 - Present; Madison Mosaic Funds (13) and Madison Strategic Sector Premium Fund,
1996 - Present; Madison/Claymore Covered Call and Equity Strategy Fund, 1996 - Present; Ultra Series Fund (16), 2009 - Present

1  Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2  As of October 31, 2010, the Fund complex consists of the Trust with 13 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 13 portfolios, for a grand total of 43 separate portfolios in the Fund complex. Not every Trustee is a member of the Board of Trustees of every Fund in the Fund complex, as noted above.

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(logo) MEMBERS(R) Mutual Funds

MEMBERS Mutual Funds
Post Office Box 8390
Boston, MA  02266-8390
1(800)877-6089

www.membersfunds.com

SEC File Number 811-08261

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) The Code was not amended during the fiscal year.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the MEMBERS Mutual Funds Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2010, Philip E. Blake, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the five independent Trustees who so qualify to serve in that capacity.  He replaced James R. Imhoff who served in that capacity through July 2010.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended October 31, 2010 and 2009, respectively were $164,517 ($367,000 including the Ultra Series Fund, an affiliated registered investment company ("USF")) and $234,000 ($480,000 including USF).

(b) Audit-Related Fees. Not applicable.

(c) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended October 31, 2010 and October 31, 2009, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $41,220 and $41,200, respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEMBERS Mutual Funds

By: (signature)

W. Richard Mason, CCO and Assistant Secretary

Date: December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: December 28, 2010

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: December 28, 2010